UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund:  BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC

Master Small Cap Index Series

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc.

and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Index Funds, Inc.

•	iShares MSCI EAFE International Index Fund
•	iShares Russell 2000 Small-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 21.80%, Investor A Shares returned 21.53%, Class K Shares returned 21.94%, and Investor P Shares returned 21.51%. The benchmark MSCI EAFE Index returned 22.01% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s (“ECB”) reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive. The U.K. equity component rallied and contributed the most to MSCI EAFE Index’s total return despite ongoing Brexit uncertainty.

In Asia-Pacific, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan and a global risk-on appetite benefited the country’s equity market. The yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed to just over three-quarters of the MSCI EAFE Index’s total return. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed.

Australia outperformed in the Asia-Pacific region as a decline in economic growth was driven by a June rate cut. Japan underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions, and declining export volumes. In the third quarter of 2019 within the eurozone, Germany underperformed and contributed the most to the MSCI EAFE Index’s decline. Belgium was the best-performing country in the eurozone due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

By the fourth quarter of 2019, the United Kingdom outperformed and contributed the most to the MSCI EAFE Index’s overall total return amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany outperformed the MSCI EAFE Index benchmark. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and EU — contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In Asia-Pacific, Japan, Hong Kong and Australia recorded positive gains but underperformed the MSCI EAFE Index benchmark. Ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

All sectors returned positive results in the MSCI EAFE Index (in USD) in 2019. Top contributors were information technology (+37.93%), health care (+31.32%), and industrials (+27.02%). Bottom contributors for the year were energy +(8.13%), communication services (+13.03%), and real estate (+15.38%).

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares MSCI EAFE International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An index designed to represent the performance of large- and mid-cap securities across 21 developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. As of March 29, 2019, it had 920 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.81%	21.80%	N/A	5.75%	N/A	5.31%	N/A
Investor A	6.66	21.53	N/A	5.49	N/A	5.04	N/A
Class K	6.78	21.94	N/A	5.80	N/A	5.35	N/A
Investor P	6.68	21.51	15.13%	5.49	4.36%	5.05	4.49%
MSCI EAFE Index	7.01	22.01	N/A	5.67	N/A	5.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,068.10	$0.47	$1,000.00	$1,024.75	$0.46	0.09%
Investor A	1,000.00	1,066.60	1.88	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	1,067.80	0.16	1,000.00	1,025.05	0.15	0.03
Investor P	1,000.00	1,066.80	1.93	1,000.00	1,023.34	1.89	0.37

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
Roche Holding AG	2
Novartis AG, Registered Shares	1
Toyota Motor Corp.	1
HSBC Holdings PLC	1
TOTAL SA	1
SAP SE	1
AstraZeneca PLC	1
LVMH Moet Hennessy Louis Vuitton SE	1
BP PLC	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	24%
United Kingdom	14
France	11
Switzerland	10
Germany	9
Australia	7
Netherlands	5
Hong Kong	3
Spain	3
Sweden	2
Italy	2
Denmark	2
Singapore	1
Finland	1
United States	1
Other(a)	5

(a)	Includes holdings within countries that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	iSharesRusell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 25.50%, Investor A Shares returned 25.20%, Class K Shares returned 25.62%, and Investor P Shares returned 25.25%. The benchmark Russell 2000® Index returned 25.52% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

All eleven of the Global Industry Classification Standard sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed with real estate the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain.

In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased by June month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2019 (continued)	iShares Russell 2000 Small-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.31%	25.50%	N/A	8.22%	N/A	11.77%	N/A
Investor A	7.18	25.20	N/A	7.97	N/A	11.50	N/A
Class K	7.39	25.62	N/A	8.29	N/A	11.84	N/A
Investor P	7.23	25.25	18.68%	7.96	6.80%	11.50	10.90%
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	11.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including related fees, if any, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,073.10	$0.63	$1,000.00	$1,024.60	$0.61	0.12%
Investor A	1,000.00	1,071.80	1.93	1,000.00	1,023.34	1.89	0.37
Class K	1,000.00	1,073.90	0.37	1,000.00	1,024.85	0.36	0.07
Investor P	1,000.00	1,072.30	1.93	1,000.00	1,023.34	1.89	0.37

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 31, 2011 is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with each Fund’s distributor to offer such shares.

Investor P Share performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager” and/or “Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charge and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charge, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

International Index and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. International Index’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation International Index or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.1%

Australia — 7.5%
AGL Energy Ltd.	378,475	$5,447,612
Alumina Ltd.	1,342,980	2,169,189
AMP Ltd.	1,963,110	2,640,770
APA Group(a)	662,693	5,158,693
Aristocrat Leisure Ltd.	311,673	7,364,568
ASX Ltd.	106,696	5,874,697
Aurizon Holdings Ltd.	1,100,235	4,037,779
AusNet Services	942,041	1,123,370
Australia & New Zealand Banking Group Ltd.	1,556,723	26,847,202
Bendigo & Adelaide Bank Ltd.	283,674	1,946,527
BGP Holdings PLC(b)(c)	966,939	11
BHP Group Ltd.	1,629,848	44,628,987
BHP Group PLC	1,168,544	27,383,555
BlueScope Steel Ltd.	272,690	2,888,222
Boral Ltd.	648,649	2,040,702
Brambles Ltd.	856,099	7,046,296
Caltex Australia Ltd.	143,810	3,429,053
Challenger Ltd.	324,301	1,845,443
CIMIC Group Ltd.	57,364	1,333,691
Coca-Cola Amatil Ltd.	283,247	2,199,598
Cochlear Ltd.	31,542	4,971,209
Coles Group Ltd.	627,351	6,530,574
Commonwealth Bank of Australia	979,419	54,943,251
Computershare Ltd.	264,950	3,123,736
Crown Resorts Ltd.	197,126	1,662,009
CSL Ltd.	250,773	48,620,384
Dexus	596,746	4,912,282
Flight Centre Travel Group Ltd.	29,652	917,139
Fortescue Metals Group Ltd.	766,613	5,778,999
Goodman Group	917,621	8,623,053
GPT Group	1,037,703	4,087,556
Harvey Norman Holdings Ltd.	284,027	811,211
Incitec Pivot Ltd.	943,007	2,106,757
Insurance Australia Group Ltd.	1,299,034	6,979,858
Lendlease Group(a)	329,705	4,076,315
Macquarie Group Ltd.	178,907	17,326,121
Magellan Financial Group Ltd.	64,651	2,590,235
Medibank Pvt Ltd.	1,507,516	3,340,986
Mirvac Group	2,240,024	5,013,840
National Australia Bank Ltd.	1,605,820	27,787,267
Newcrest Mining Ltd.	422,447	8,921,647
Oil Search Ltd.	756,554	3,857,697
Orica Ltd.	209,914	3,236,976
Origin Energy Ltd.	990,000	5,869,949
Qantas Airways Ltd.	410,501	2,046,141
QBE Insurance Group Ltd.	710,303	6,418,625
Ramsay Health Care Ltd.	90,268	4,592,639
REA Group Ltd.	30,619	2,224,371
Rio Tinto Ltd.	204,652	14,479,127
Rio Tinto PLC	623,673	36,918,301
Santos Ltd.	947,245	5,449,463
Scentre Group	2,941,882	7,917,355
SEEK Ltd.	187,504	2,967,755
Sonic Healthcare Ltd.	254,454	5,130,536
South32 Ltd.	2,856,137	5,392,717
Stockland	1,273,537	4,132,069
Suncorp Group Ltd.	697,623	6,337,088
Sydney Airport(a)	633,222	3,847,280
Tabcorp Holdings Ltd.	1,107,568	3,521,075
Telstra Corp. Ltd.	2,299,713	5,712,466
TPG Telecom Ltd.	183,755	865,799
Transurban Group(a)	1,492,173	15,618,644
Treasury Wine Estates Ltd.	403,959	4,601,393

Security	Shares	Value

Australia (continued)
Vicinity Centres	1,836,358	$3,211,901
Washington H Soul Pattinson & Co. Ltd.	71,770	1,082,724
Wesfarmers Ltd.	629,777	18,302,400
Westpac Banking Corp.	1,925,598	32,882,929
WiseTech Global Ltd.	79,398	1,303,886
Woodside Petroleum Ltd.	513,200	12,408,452
Woolworths Group Ltd.	696,426	17,663,768
Worley Ltd.	174,357	1,883,500

		618,407,420

Austria — 0.2%
ANDRITZ AG	40,926	1,759,418
Erste Group Bank AG(c)	160,120	6,014,451
OMV AG	81,581	4,570,560
Raiffeisen Bank International AG	90,008	2,252,850
Verbund AG	37,315	1,872,648
voestalpine AG	66,795	1,852,602

		18,322,529

Belgium — 1.0%
Ageas	98,207	5,807,233
Anheuser-Busch InBev SA	420,292	34,422,071
Colruyt SA	30,648	1,597,883
Galapagos NV(c)	24,419	5,085,196
Groupe Bruxelles Lambert SA	44,109	4,654,420
KBC Group NV	140,265	10,575,221
Proximus SADP	88,638	2,539,809
Solvay SA	41,659	4,848,812
Telenet Group Holding NV	24,777	1,113,802
UCB SA	70,731	5,628,389
Umicore SA(d)	109,066	5,315,221

		81,588,057

Canada — 0.0%
Barrick Gold Corp.	1	18

Chile — 0.0%
Antofagasta PLC	216,911	2,626,300

China — 0.4%
BeiGene Ltd., ADR(c)	20,146	3,339,401
BOC Hong Kong Holdings Ltd.	2,040,534	7,083,559
Budweiser Brewing Co. APAC Ltd.(c)(e)	665,300	2,245,472
Prosus NV(c)	268,244	20,075,796
Yangzijiang Shipbuilding Holdings Ltd.	1,271,583	1,059,949

		33,804,177

Colombia — 0.0%
Millicom International Cellular SA, SDR	56,834	2,729,390

Denmark — 1.8%
AP Moeller — Maersk A/S, Class B	3,454	4,981,504
AP Moeller — Maersk A/S, Class A	2,194	2,973,922
Carlsberg A/S, Class B	60,128	8,973,260
Chr Hansen Holding A/S	57,231	4,548,000
Coloplast A/S, Class B	66,273	8,221,897
Danske Bank A/S	344,840	5,578,923
Demant A/S(c)	56,892	1,791,686
DSV PANALPINA A/S	119,972	13,827,165
Genmab A/S(c)	35,012	7,786,790
H Lundbeck A/S	38,865	1,485,829
ISS A/S	94,429	2,265,808
Novo Nordisk A/S, Class B	978,974	56,730,402
Novozymes A/S, Class B	121,134	5,927,735
Orsted A/S(e)	105,776	10,939,854
Pandora A/S	57,850	2,516,558
Tryg A/S	69,513	2,060,811
Vestas Wind Systems A/S	104,358	10,540,828

		151,150,972

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland — 1.1%
Elisa OYJ	77,028	$4,255,313
Fortum OYJ	249,675	6,162,833
Kone OYJ, Class B	186,311	12,182,474
Metso OYJ	55,506	2,192,767
Neste OYJ	230,171	8,008,830
Nokia OYJ	3,121,653	11,546,580
Nokian Renkaat OYJ	69,692	2,004,473
Nordea Bank Abp	1,809,028	14,635,365
Orion OYJ, Class B	57,619	2,668,430
Sampo OYJ, Class A	245,289	10,710,080
Stora Enso OYJ, Class R	322,171	4,687,839
UPM-Kymmene OYJ	300,012	10,408,763
Wartsila OYJ Abp	255,300	2,821,952

		92,285,699

France — 11.2%
Accor SA	103,173	4,842,814
Aeroports de Paris	16,802	3,326,688
Air Liquide SA	260,980	36,999,325
Airbus SE	322,873	47,386,494
Alstom SA	105,190	4,998,527
Amundi SA(e)	35,766	2,812,512
Arkema SA	37,607	4,021,221
Atos SE	54,004	4,512,731
AXA SA	1,069,001	30,205,950
BioMerieux	24,926	2,222,255
BNP Paribas SA	622,327	36,989,919
Bollore SA	512,662	2,240,287
Bouygues SA	123,651	5,270,864
Bureau Veritas SA	166,884	4,362,670
Capgemini SE	87,612	10,715,372
Carrefour SA	334,673	5,628,748
Casino Guichard-Perrachon SA(d)	30,282	1,416,437
Cie de Saint-Gobain	274,732	11,254,626
Cie Generale des Etablissements Michelin SCA	93,790	11,541,714
CNP Assurances	95,438	1,901,616
Covivio	25,616	2,909,205
Credit Agricole SA	629,281	9,156,880
Danone SA	340,654	28,289,919
Dassault Aviation SA	1,349	1,770,413
Dassault Systemes SE	72,146	11,898,701
Edenred	132,610	6,872,439
Eiffage SA	43,867	5,032,719
Electricite de France SA	333,115	3,716,989
Engie SA	1,010,578	16,369,666
EssilorLuxottica SA	155,983	23,846,911
Eurazeo SE	22,563	1,548,749
Eutelsat Communications SA	102,400	1,664,351
Faurecia SE	39,065	2,120,745
Gecina SA	24,832	4,445,507
Getlink SE	247,128	4,308,644
Hermes International	17,551	13,147,596
ICADE	15,918	1,733,263
Iliad SA	13,988	1,819,448
Ingenico Group SA	33,191	3,610,460
Ipsen SA	20,858	1,851,496
JCDecaux SA	41,710	1,288,754
Kering SA	41,920	27,621,697
Klepierre SA	114,854	4,369,497
L’Oreal SA	139,685	41,305,888
Legrand SA	146,788	11,987,263
LVMH Moet Hennessy Louis Vuitton SE	153,802	71,664,600
Natixis SA	521,201	2,321,698
Orange SA	1,105,114	16,240,979
Pernod Ricard SA	117,940	21,103,894

Security	Shares	Value

France (continued)
Peugeot SA	319,754	$7,698,768
Publicis Groupe SA	122,250	5,542,985
Remy Cointreau SA	12,568	1,543,679
Renault SA	108,046	5,130,825
Safran SA	181,081	27,969,641
Sanofi	623,458	62,612,284
Sartorius Stedim Biotech	14,800	2,456,616
Schneider Electric SE	304,932	31,328,629
SCOR SE	89,620	3,772,627
SEB SA	12,114	1,801,687
Societe Generale SA	450,123	15,708,375
Sodexo SA	47,906	5,677,225
Suez	189,089	2,865,315
Teleperformance	32,042	7,828,429
Thales SA	59,767	6,219,043
TOTAL SA	1,327,459	73,661,373
UbiSoft Entertainment SA(c)	45,767	3,170,883
Unibail-Rodamco-Westfield	76,809	12,117,933
Valeo SA	135,046	4,786,469
Veolia Environnement SA	297,294	7,910,503
Vinci SA	282,023	31,409,904
Vivendi SA	472,494	13,682,251
Wendel SA	15,780	2,102,014
Worldline SA(c)(e)	57,039	4,043,549

		917,710,148

Germany — 8.1%
adidas AG	99,782	32,436,000
Allianz SE, Registered Shares	234,840	57,542,323
Aroundtown SA	513,293	4,610,283
BASF SE	508,166	38,283,510
Bayer AG, Registered Shares	515,952	41,945,140
Bayerische Motoren Werke AG	184,872	15,142,068
Beiersdorf AG	53,896	6,447,541
Brenntag AG	86,844	4,711,867
Carl Zeiss Meditec AG, Bearer Shares	22,606	2,873,891
Commerzbank AG	560,075	3,459,032
Continental AG	60,493	7,817,525
Covestro AG(e)	96,191	4,475,775
Daimler AG, Registered Shares	503,148	27,816,182
Delivery Hero SE(c)(e)	62,535	4,956,475
Deutsche Bank AG, Registered Shares	1,071,838	8,305,155
Deutsche Boerse AG	105,127	16,485,239
Deutsche Lufthansa AG, Registered Shares	132,677	2,442,198
Deutsche Post AG, Registered Shares	549,441	20,892,029
Deutsche Telekom AG, Registered Shares	1,842,566	30,111,529
Deutsche Wohnen SE, Bearer Shares	200,636	8,161,232
E.ON SE	1,222,572	13,065,472
Evonik Industries AG	99,930	3,052,092
Fraport AG Frankfurt Airport Services Worldwide	20,752	1,761,534
Fresenius Medical Care AG & Co. KGaA	119,244	8,779,676
Fresenius SE & Co. KGaA	227,294	12,790,618
GEA Group AG	84,886	2,806,986
Hannover Rueck SE	33,894	6,535,256
HeidelbergCement AG	83,647	6,078,199
Henkel AG & Co. KGaA	57,498	5,404,382
Hochtief AG	13,110	1,669,111
Infineon Technologies AG	684,954	15,476,088
KION Group AG	35,936	2,471,224
Knorr-Bremse AG	27,162	2,764,936
LANXESS AG	47,059	3,159,697
Merck KGaA	73,449	8,659,177
METRO AG	106,728	1,717,379
MTU Aero Engines AG	28,771	8,197,597
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	79,706	23,520,677

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Puma SE	45,898	$3,519,550
RWE AG	317,305	9,722,846
SAP SE	543,755	73,188,408
Siemens AG, Registered Shares	423,251	55,272,998
Siemens Healthineers AG(e)	84,315	4,041,808
Symrise AG	69,319	7,286,042
Telefonica Deutschland Holding AG	416,854	1,208,240
Thyssenkrupp AG(d)	222,147	2,985,013
TUI AG	234,664	2,961,521
Uniper SE	114,345	3,779,287
United Internet AG, Registered Shares	69,690	2,282,295
Volkswagen AG	18,074	3,500,660
Vonovia SE	283,629	15,233,533
Wirecard AG(d)	66,387	8,005,127
Zalando SE(c)(e)	77,099	3,888,113

		663,700,536

Hong Kong — 2.9%
AIA Group Ltd.	6,688,283	70,347,094
ASM Pacific Technology Ltd.(d)	176,583	2,451,037
Bank of East Asia Ltd.(d)	674,587	1,506,104
CK Asset Holdings Ltd.	1,434,589	10,352,316
CK Infrastructure Holdings Ltd.	354,344	2,521,754
CLP Holdings Ltd.	904,261	9,492,404
Dairy Farm International Holdings Ltd.	188,420	1,075,878
Hang Lung Properties Ltd.	1,174,565	2,579,045
Hang Seng Bank Ltd.	423,148	8,746,459
Henderson Land Development Co. Ltd.	802,774	3,939,254
HK Electric Investments & HK Electric Investments Ltd.(a)	1,383,116	1,363,183
HKT Trust & HKT Ltd.(a)	2,111,417	2,975,591
Hong Kong & China Gas Co. Ltd.	5,633,893	11,007,886
Hong Kong Exchanges & Clearing Ltd.	659,943	21,440,045
Hongkong Land Holdings Ltd.	655,993	3,773,306
Jardine Matheson Holdings Ltd.	124,686	6,938,490
Jardine Strategic Holdings Ltd.	123,086	3,774,812
Kerry Properties Ltd.	362,920	1,152,663
Link REIT	1,172,943	12,426,124
Melco Resorts & Entertainment Ltd. — ADR	114,513	2,767,779
MTR Corp. Ltd.	862,533	5,097,151
New World Development Co. Ltd.	3,440,296	4,715,760
NWS Holdings Ltd.	739,895	1,037,009
PCCW Ltd.	2,244,959	1,328,333
Power Assets Holdings Ltd.	728,118	5,326,631
Sino Land Co. Ltd.	1,683,975	2,444,305
Sun Hung Kai Properties Ltd.	882,088	13,509,062
Swire Pacific Ltd., Class A	268,700	2,496,140
Swire Properties Ltd.	681,736	2,258,486
Techtronic Industries Co. Ltd.	774,131	6,318,220
Vitasoy International Holdings Ltd.(d)	418,000	1,516,343
WH Group Ltd.(e)	5,338,607	5,519,980
Wharf Real Estate Investment Co. Ltd.	671,939	4,099,877
Wheelock & Co. Ltd.	460,306	3,068,531
Yue Yuen Industrial Holdings Ltd.	396,983	1,171,613

		240,538,665

Ireland — 0.6%
AerCap Holdings NV(c)	66,320	4,076,690
AIB Group PLC	474,475	1,653,071
Bank of Ireland Group PLC	558,940	3,076,183
CRH PLC(c)	438,684	17,595,134
Flutter Entertainment PLC	43,531	5,290,592
Kerry Group PLC, Class A	88,704	11,054,369
Kingspan Group PLC	84,800	5,179,293
Smurfit Kappa Group PLC	123,588	4,765,200

		52,690,532

Security	Shares	Value

Israel — 0.5%
Azrieli Group Ltd.	22,414	$1,641,877
Bank Hapoalim BM	614,570	5,103,871
Bank Leumi Le-Israel BM	804,550	5,867,526
Check Point Software Technologies Ltd.(c)(d)	66,714	7,402,586
Elbit Systems Ltd.	13,681	2,131,683
Israel Chemicals Ltd.	413,828	1,954,308
Israel Discount Bank Ltd., Series A	653,776	3,036,274
Mizrahi Tefahot Bank Ltd.	80,585	2,149,563
Nice Ltd.(c)	35,914	5,568,798
Teva Pharmaceutical Industries Ltd. — ADR(c)(d)	592,613	5,807,607
Wix.com Ltd.(c)	24,497	2,997,943

		43,662,036

Italy — 2.1%
Assicurazioni Generali SpA	606,249	12,515,884
Atlantia SpA	278,503	6,499,951
Davide Campari-Milano SpA	311,115	2,842,749
Enel SpA	4,499,927	35,746,624
Eni SpA	1,412,992	21,945,501
Ferrari NV	67,584	11,221,352
FinecoBank Banca Fineco SpA	333,208	3,997,098
Intesa Sanpaolo SpA	8,234,451	21,691,091
Leonardo SpA	210,623	2,470,046
Mediobanca Banca di Credito Finanziario SpA	332,283	3,658,612
Moncler SpA	96,991	4,365,314
Pirelli & C SpA(e)	246,823	1,424,581
Poste Italiane SpA(e)	286,108	3,251,010
Prysmian SpA	133,527	3,223,238
Recordati SpA	58,724	2,475,492
Snam SpA	1,151,647	6,055,129
Telecom Italia SpA	3,267,276	2,000,935
Telecom Italia SpA(c)	5,047,112	3,151,965
Terna Rete Elettrica Nazionale SpA	777,986	5,203,101
UniCredit SpA	1,114,850	16,295,720

		170,035,393

Japan — 24.3%
ABC-Mart, Inc.	17,535	1,196,963
Acom Co. Ltd.	200,154	908,131
Advantest Corp.	112,100	6,322,229
Aeon Co. Ltd.	365,146	7,535,294
AEON Financial Service Co. Ltd.	73,858	1,163,752
Aeon Mall Co. Ltd.	58,255	1,033,300
AGC, Inc.	102,248	3,656,179
Air Water, Inc.	81,316	1,186,532
Aisin Seiki Co. Ltd.	83,346	3,087,109
Ajinomoto Co., Inc.	249,454	4,152,736
Alfresa Holdings Corp.	104,251	2,117,861
Alps Alpine Co. Ltd.	115,828	2,629,217
Amada Holdings Co. Ltd.	181,549	2,064,891
ANA Holdings, Inc.	62,511	2,086,837
Aozora Bank Ltd.	69,458	1,834,993
Asahi Group Holdings Ltd.	200,702	9,156,123
Asahi Intecc Co. Ltd.	112,200	3,285,354
Asahi Kasei Corp.	679,468	7,629,343
Astellas Pharma, Inc.	1,040,643	17,763,758
Bandai Namco Holdings, Inc.	112,504	6,843,864
Bank of Kyoto Ltd.	30,641	1,306,559
Benesse Holdings, Inc.	37,894	996,034
Bridgestone Corp.	316,041	11,740,956
Brother Industries Ltd.	117,763	2,432,187
Calbee, Inc.	46,523	1,515,780
Canon, Inc.	555,648	15,207,234
Casio Computer Co. Ltd.	113,681	2,271,744
Central Japan Railway Co.	79,540	15,993,006

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Chiba Bank Ltd. (The)	311,270	$1,789,783
Chubu Electric Power Co., Inc.	348,411	4,925,085
Chugai Pharmaceutical Co. Ltd.	121,510	11,190,492
Chugoku Electric Power Co., Inc.	162,421	2,135,041
Coca-Cola Bottlers Japan Holdings, Inc.	68,511	1,750,475
Concordia Financial Group Ltd.	590,670	2,425,702
Credit Saison Co. Ltd.	80,840	1,402,069
CyberAgent, Inc.	55,929	1,948,329
Dai Nippon Printing Co. Ltd.	127,468	3,447,696
Dai-ichi Life Holdings, Inc.	607,100	10,005,173
Daicel Corp.	141,756	1,355,237
Daifuku Co. Ltd.	56,676	3,425,205
Daiichi Sankyo Co. Ltd.	313,854	20,728,252
Daikin Industries Ltd.	137,868	19,451,763
Daito Trust Construction Co. Ltd.	40,370	4,988,771
Daiwa House Industry Co. Ltd.	306,376	9,484,433
Daiwa House REIT Investment Corp.	1,019	2,664,515
Daiwa Securities Group, Inc.	846,252	4,272,228
Denso Corp.	238,090	10,752,700
Dentsu, Inc.	121,582	4,189,210
Disco Corp.	14,859	3,489,266
East Japan Railway Co.	165,144	14,906,214
Eisai Co. Ltd.	137,115	10,259,760
Electric Power Development Co. Ltd.	71,287	1,730,319
FamilyMart Co. Ltd.	142,468	3,412,066
FANUC Corp.	107,651	19,879,351
Fast Retailing Co. Ltd.	32,241	19,153,535
Fuji Electric Co. Ltd.	70,994	2,156,606
FUJIFILM Holdings Corp.	199,308	9,518,125
Fujitsu Ltd.	107,604	10,120,783
Fukuoka Financial Group, Inc.	85,893	1,641,076
GMO Payment Gateway, Inc.(d)	23,000	1,575,070
Hakuhodo DY Holdings, Inc.	136,792	2,201,123
Hamamatsu Photonics KK	79,087	3,241,020
Hankyu Hanshin Holdings, Inc.	128,863	5,512,198
Hikari Tsushin, Inc.	11,406	2,866,302
Hino Motors Ltd.	137,321	1,452,237
Hirose Electric Co. Ltd.	18,292	2,338,294
Hisamitsu Pharmaceutical Co., Inc.	28,241	1,375,378
Hitachi Chemical Co. Ltd.	61,905	2,593,560
Hitachi Construction Machinery Co. Ltd.	61,505	1,832,070
Hitachi High-Technologies Corp.	37,917	2,685,262
Hitachi Ltd.	533,213	22,499,315
Hitachi Metals Ltd.	112,686	1,658,705
Honda Motor Co. Ltd.	902,035	25,528,978
Hoshizaki Corp.	29,665	2,644,936
Hoya Corp.	210,878	20,130,827
Hulic Co. Ltd.	148,967	1,793,592
Idemitsu Kosan Co. Ltd.	105,900	2,926,199
IHI Corp.	77,640	1,816,852
Iida Group Holdings Co. Ltd.	81,722	1,432,220
Inpex Corp.	542,200	5,617,044
Isetan Mitsukoshi Holdings Ltd.	177,308	1,592,176
Isuzu Motors Ltd.	309,382	3,657,131
ITOCHU Corp.	745,373	17,275,267
Itochu Techno-Solutions Corp.	53,900	1,517,939
J. Front Retailing Co. Ltd.	137,968	1,924,277
Japan Airlines Co. Ltd.	64,762	2,016,422
Japan Airport Terminal Co. Ltd.	30,512	1,692,962
Japan Exchange Group, Inc.	277,036	4,877,238
Japan Post Bank Co. Ltd.	217,900	2,090,705
Japan Post Holdings Co. Ltd.	885,829	8,330,744
Japan Post Insurance Co. Ltd.	117,800	2,008,082
Japan Prime Realty Investment Corp.	463	2,035,754

Security	Shares	Value

Japan (continued)
Japan Real Estate Investment Corp.	724	$4,804,819
Japan Retail Fund Investment Corp.	1,435	3,087,985
Japan Tobacco, Inc.	670,041	14,939,601
JFE Holdings, Inc.	279,612	3,587,822
JGC Holdings Corp.	125,057	1,990,411
JSR Corp.	109,128	1,996,237
JTEKT Corp.	114,233	1,349,446
JXTG Holdings, Inc.	1,719,063	7,802,100
Kajima Corp.	258,577	3,437,828
Kakaku.com, Inc.	77,116	1,969,010
Kamigumi Co. Ltd.	60,911	1,338,937
Kansai Electric Power Co., Inc.	395,751	4,584,697
Kansai Paint Co. Ltd.	89,875	2,195,566
Kao Corp.	266,307	21,963,688
Kawasaki Heavy Industries Ltd.	80,716	1,764,187
KDDI Corp.	970,675	28,961,396
Keihan Holdings Co. Ltd.	52,929	2,570,049
Keikyu Corp.	122,039	2,352,785
Keio Corp.	55,729	3,372,119
Keisei Electric Railway Co. Ltd.	71,587	2,773,950
Keyence Corp.	100,880	35,422,842
Kikkoman Corp.	79,464	3,890,140
Kintetsu Group Holdings Co. Ltd.	96,498	5,234,027
Kirin Holdings Co. Ltd.	451,055	9,844,983
Kobayashi Pharmaceutical Co. Ltd.	28,665	2,427,960
Koito Manufacturing Co. Ltd.	59,247	2,743,487
Komatsu Ltd.	511,954	12,287,631
Konami Holdings Corp.	54,699	2,247,719
Konica Minolta, Inc.	276,077	1,798,389
Kose Corp.	17,459	2,544,893
Kubota Corp.	589,789	9,261,598
Kuraray Co. Ltd.	175,914	2,131,700
Kurita Water Industries Ltd.	54,729	1,624,080
Kyocera Corp.	176,100	12,002,214
Kyowa Kirin Co. Ltd.	124,997	2,944,973
Kyushu Electric Power Co., Inc.	204,831	1,777,110
Kyushu Railway Co.	88,746	2,971,001
Lawson, Inc.	29,288	1,662,464
LINE Corp.(c)	32,170	1,580,583
Lion Corp.	123,539	2,401,433
LIXIL Group Corp.	147,327	2,542,399
M3, Inc.	248,513	7,494,060
Makita Corp.	125,939	4,349,286
Marubeni Corp.	863,164	6,377,375
Marui Group Co. Ltd.	104,151	2,539,465
Maruichi Steel Tube Ltd.	28,300	795,300
Mazda Motor Corp.	323,398	2,755,814
McDonald’s Holdings Co. Japan Ltd.	37,494	1,806,415
Mebuki Financial Group, Inc.	521,586	1,329,814
Medipal Holdings Corp.	103,098	2,275,411
MEIJI Holdings Co. Ltd.	63,334	4,280,122
Mercari, Inc.(c)	41,700	852,514
MINEBEA MITSUMI, Inc.	200,808	4,147,919
MISUMI Group, Inc.	154,656	3,827,755
Mitsubishi Chemical Holdings Corp.	707,509	5,271,776
Mitsubishi Corp.	750,697	19,886,981
Mitsubishi Electric Corp.	1,007,321	13,715,364
Mitsubishi Estate Co. Ltd.	648,182	12,402,873
Mitsubishi Gas Chemical Co., Inc.	94,393	1,438,000
Mitsubishi Heavy Industries Ltd.	180,205	6,987,781
Mitsubishi Materials Corp.	60,176	1,633,157
Mitsubishi Motors Corp.	316,616	1,319,741
Mitsubishi Tanabe Pharma Corp.	122,339	2,244,320
Mitsubishi UFJ Financial Group, Inc.	6,803,870	36,783,992

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi UFJ Lease & Finance Co. Ltd.	206,473	$1,329,209
Mitsui & Co. Ltd.	919,400	16,342,813
Mitsui Chemicals, Inc.	100,751	2,454,224
Mitsui Fudosan Co. Ltd.	491,820	12,020,040
Mitsui OSK Lines Ltd.	63,934	1,758,212
Mizuho Financial Group, Inc.	13,398,712	20,639,625
MonotaRO Co Ltd.	64,600	1,719,715
MS&AD Insurance Group Holdings, Inc.	255,724	8,441,109
Murata Manufacturing Co. Ltd.	314,325	19,346,253
Nabtesco Corp.	66,992	1,974,050
Nagoya Railroad Co. Ltd.	99,951	3,103,772
NEC Corp.	136,874	5,664,455
Nexon Co. Ltd.(c)	258,448	3,428,385
NGK Insulators Ltd.	147,268	2,561,876
NGK Spark Plug Co. Ltd.	92,964	1,802,014
NH Foods Ltd.	47,576	1,970,761
Nidec Corp.	124,210	16,965,059
Nikon Corp.	176,762	2,161,738
Nintendo Co. Ltd.	61,982	24,790,325
Nippon Building Fund, Inc.	749	5,490,358
Nippon Express Co. Ltd.	40,570	2,378,171
Nippon Paint Holdings Co. Ltd.	81,316	4,186,283
Nippon Prologis REIT, Inc.	1,077	2,743,021
Nippon Shinyaku Co. Ltd.	26,300	2,277,411
Nippon Steel Corp.	454,056	6,843,948
Nippon Telegraph & Telephone Corp.	715,032	18,071,496
Nippon Yusen KK	84,722	1,527,001
Nissan Chemical Corp.	69,411	2,906,779
Nissan Motor Co. Ltd.	1,279,715	7,415,611
Nisshin Seifun Group, Inc.	111,173	1,939,686
Nissin Foods Holdings Co. Ltd.	35,841	2,662,009
Nitori Holdings Co. Ltd.	45,023	7,106,937
Nitto Denko Corp.	86,526	4,865,166
Nomura Holdings, Inc.	1,794,418	9,233,690
Nomura Real Estate Holdings, Inc.	67,458	1,618,000
Nomura Real Estate Master Fund, Inc.	2,352	4,023,166
Nomura Research Institute Ltd.	192,963	4,126,711
NSK Ltd.	203,385	1,922,638
NTT Data Corp.	354,717	4,743,979
NTT DOCOMO, Inc.	739,315	20,594,454
Obayashi Corp.	374,234	4,156,490
Obic Co. Ltd.	36,794	4,956,180
Odakyu Electric Railway Co. Ltd.	164,985	3,848,937
Oji Holdings Corp.	482,026	2,606,787
Olympus Corp.	641,912	9,893,598
Omron Corp.	108,228	6,308,409
Ono Pharmaceutical Co. Ltd.	216,131	4,934,339
Oracle Corp. Japan	21,035	1,909,111
Oriental Land Co. Ltd.	111,104	15,159,178
ORIX Corp.	730,100	12,098,752
Orix J-REIT, Inc.	1,347	2,919,680
Osaka Gas Co. Ltd.	210,808	4,031,319
Otsuka Corp.	58,782	2,347,455
Otsuka Holdings Co. Ltd.	219,455	9,782,038
Pan Pacific International Holdings Corp.	245,336	4,070,438
Panasonic Corp.	1,232,757	11,562,250
Park24 Co. Ltd.	61,076	1,495,508
PeptiDream, Inc.(c)	52,300	2,672,703
Persol Holdings Co. Ltd.	104,475	1,957,981
Pigeon Corp.	67,000	2,453,285
Pola Orbis Holdings, Inc.	50,723	1,208,174
Rakuten, Inc.	486,400	4,155,404
Recruit Holdings Co. Ltd.	750,694	28,117,489
Renesas Electronics Corp.(c)	415,408	2,838,046
Resona Holdings, Inc.	1,196,799	5,216,281

Security	Shares	Value

Japan (continued)
Ricoh Co. Ltd.	366,481	$3,987,863
Rinnai Corp.	17,835	1,393,791
Rohm Co. Ltd.	51,400	4,101,156
Ryohin Keikaku Co. Ltd.	135,060	3,147,753
Sankyo Co. Ltd.	28,665	952,043
Santen Pharmaceutical Co. Ltd.	202,249	3,851,456
SBI Holdings, Inc.	129,597	2,736,085
Secom Co. Ltd.	115,357	10,294,767
Sega Sammy Holdings, Inc.	91,332	1,322,454
Seibu Holdings, Inc.	113,551	1,867,877
Seiko Epson Corp.	158,703	2,396,235
Sekisui Chemical Co. Ltd.	209,278	3,630,954
Sekisui House Ltd.	333,999	7,132,498
Seven & i Holdings Co. Ltd.	418,459	15,338,783
Seven Bank Ltd.	304,840	998,685
SG Holdings Co. Ltd.	80,452	1,812,243
Sharp Corp.(d)	124,369	1,900,670
Shimadzu Corp.	116,163	3,632,786
Shimamura Co. Ltd.	10,430	792,929
Shimano, Inc.	39,470	6,403,254
Shimizu Corp.	307,006	3,127,415
Shin-Etsu Chemical Co. Ltd.	201,726	22,184,421
Shinsei Bank Ltd.	108,511	1,655,572
Shionogi & Co. Ltd.(d)	149,021	9,218,660
Shiseido Co. Ltd.	221,278	15,712,944
Shizuoka Bank Ltd.	232,201	1,727,169
Showa Denko KK	75,087	1,978,956
SMC Corp.	31,541	14,424,180
Softbank Corp.	922,400	12,369,079
SoftBank Group Corp.	866,200	37,607,823
Sohgo Security Services Co. Ltd.	41,947	2,270,377
Sompo Holdings, Inc.	187,642	7,368,626
Sony Corp.	703,568	47,770,622
Sony Financial Holdings, Inc.	84,293	2,023,442
Square Enix Holdings Co. Ltd.	51,400	2,559,406
Stanley Electric Co. Ltd.	71,734	2,071,767
Subaru Corp.	333,046	8,249,493
Sumco Corp.	137,815	2,283,426
Sumitomo Chemical Co. Ltd.	835,360	3,793,007
Sumitomo Corp.	663,440	9,854,296
Sumitomo Dainippon Pharma Co. Ltd.	87,093	1,687,438
Sumitomo Electric Industries Ltd.	423,980	6,367,398
Sumitomo Heavy Industries Ltd.	59,082	1,678,213
Sumitomo Metal Mining Co. Ltd.	130,815	4,212,242
Sumitomo Mitsui Financial Group, Inc.	735,427	27,163,255
Sumitomo Mitsui Trust Holdings, Inc.	186,526	7,373,549
Sumitomo Realty & Development Co. Ltd.	184,349	6,431,840
Sumitomo Rubber Industries Ltd.	86,904	1,059,685
Sundrug Co. Ltd.	40,423	1,462,583
Suntory Beverage & Food Ltd.	76,440	3,191,268
Suzuken Co. Ltd.	39,370	1,604,638
Suzuki Motor Corp.	205,619	8,582,934
Sysmex Corp.	93,822	6,387,862
T&D Holdings, Inc.	307,906	3,893,689
Taiheiyo Cement Corp.	66,587	1,954,534
Taisei Corp.	111,810	4,631,283
Taisho Pharmaceutical Holdings Co. Ltd.	21,100	1,557,077
Taiyo Nippon Sanso Corp.	70,193	1,553,648
Takeda Pharmaceutical Co. Ltd.	823,408	32,567,590
TDK Corp.	72,858	8,187,720
Teijin Ltd.	104,551	1,953,236
Terumo Corp.	350,506	12,433,955
THK Co. Ltd.	69,758	1,872,880
Tobu Railway Co. Ltd.	108,198	3,916,870
Toho Co. Ltd.	62,782	2,616,261

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toho Gas Co. Ltd.	39,623	$1,617,894
Tohoku Electric Power Co., Inc.	244,290	2,421,789
Tokio Marine Holdings, Inc.	352,487	19,735,317
Tokyo Century Corp.	23,512	1,251,871
Tokyo Electric Power Co. Holdings, Inc.(c)	827,812	3,543,493
Tokyo Electron Ltd.	86,793	18,949,513
Tokyo Gas Co. Ltd.	199,655	4,851,396
Tokyu Corp.	270,565	5,003,474
Tokyu Fudosan Holdings Corp.	330,273	2,280,637
Toppan Printing Co. Ltd.	162,100	3,348,701
Toray Industries, Inc.	767,314	5,198,950
Toshiba Corp.	275,170	9,339,745
Tosoh Corp.	129,274	1,991,568
TOTO Ltd.	78,687	3,322,724
Toyo Seikan Group Holdings Ltd.	86,693	1,492,350
Toyo Suisan Kaisha Ltd.	50,123	2,128,512
Toyoda Gosei Co. Ltd.	41,517	1,036,654
Toyota Industries Corp.	80,000	4,603,204
Toyota Motor Corp.	1,263,709	89,042,790
Toyota Tsusho Corp.	116,681	4,098,725
Trend Micro, Inc.	69,334	3,547,806
Tsuruha Holdings, Inc.	21,835	2,803,569
Unicharm Corp.	226,802	7,658,469
United Urban Investment Corp.	1,678	3,151,381
USS Co. Ltd.	119,363	2,256,353
Welcia Holdings Co. Ltd.	26,100	1,658,114
West Japan Railway Co.	91,940	7,952,219
Yakult Honsha Co. Ltd.	67,582	3,724,613
Yamada Denki Co. Ltd.	351,092	1,862,905
Yamaha Corp.	79,364	4,400,215
Yamaha Motor Co. Ltd.	158,427	3,173,764
Yamato Holdings Co. Ltd.	177,562	3,027,359
Yamazaki Baking Co. Ltd.	69,658	1,244,738
Yaskawa Electric Corp.	132,845	5,004,399
Yokogawa Electric Corp.	124,663	2,189,215
Yokohama Rubber Co. Ltd.	70,329	1,364,026
Z Holdings Corp.	1,474,627	6,226,040
ZOZO, Inc.	60,951	1,165,677

		2,002,963,361

Luxembourg — 0.2%
ArcelorMittal SA	364,121	6,415,693
Eurofins Scientific SE(d)	6,331	3,509,553
SES SA	204,330	2,864,962
Tenaris SA	271,082	3,071,338

		15,861,546

Macau — 0.3%
Galaxy Entertainment Group Ltd.	1,198,058	8,819,639
Sands China Ltd.	1,362,460	7,279,718
SJM Holdings Ltd.	1,195,053	1,360,762
Wynn Macau Ltd.	933,275	2,299,705

		19,759,824

Netherlands — 4.7%
ABN AMRO Group NV CVA(e)	233,984	4,264,668
Adyen NV(c)(e)	5,723	4,707,714
Aegon NV	1,009,400	4,620,634
Akzo Nobel NV	124,556	12,720,148
Altice Europe NV, Class A(c)	377,195	2,442,526
ASML Holding NV	235,504	69,722,471
EXOR NV	60,959	4,726,239
Heineken Holding NV	63,747	6,195,726
Heineken NV	143,415	15,306,371
ING Groep NV	2,155,802	25,917,924
Koninklijke Ahold Delhaize NV	656,335	16,455,892

Security	Shares	Value

Netherlands (continued)
Koninklijke DSM NV	98,804	$12,918,188
Koninklijke KPN NV	2,012,134	5,954,660
Koninklijke Philips NV	497,103	24,300,234
Koninklijke Vopak NV	41,463	2,253,114
NN Group NV	168,346	6,400,980
NXP Semiconductors NV	153,965	19,593,586
QIAGEN NV(c)	129,953	4,427,927
Randstad NV	67,800	4,154,452
Royal Dutch Shell PLC, B Shares	2,063,381	61,248,709
Royal Dutch Shell PLC, Class A	2,367,221	70,103,403
Wolters Kluwer NV	154,159	11,255,995

		389,691,561

New Zealand — 0.3%
a2 Milk Co. Ltd.(c)(d)	421,017	4,262,951
Auckland International Airport Ltd.	541,082	3,189,343
Fisher & Paykel Healthcare Corp. Ltd.	314,685	4,709,563
Fletcher Building Ltd.	428,366	1,468,304
Mercury NZ Ltd.	288,455	981,229
Meridian Energy Ltd.	769,605	2,592,417
Ryman Healthcare Ltd.	210,092	2,309,029
Spark New Zealand Ltd.	1,015,961	2,962,553

		22,475,389

Norway — 0.6%
Aker BP ASA	61,958	2,033,485
DNB ASA	527,383	9,868,866
Equinor ASA	569,927	11,365,637
Gjensidige Forsikring ASA	104,513	2,193,824
Mowi ASA	240,219	6,245,914
Norsk Hydro ASA	723,916	2,691,961
Orkla ASA	422,829	4,287,828
Schibsted ASA, Class B	57,609	1,646,297
Telenor ASA	413,552	7,413,200
Yara International ASA	99,824	4,159,045

		51,906,057

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(b)(c)	47,542	1
EDP — Energias de Portugal SA	1,457,875	6,326,292
Galp Energia SGPS SA	280,422	4,707,740
Jeronimo Martins SGPS SA	137,108	2,259,442

		13,293,475

Russia — 0.0%
Evraz PLC	283,733	1,519,339

Singapore — 1.3%
Ascendas Real Estate Investment Trust	1,598,765	3,532,237
CapitaLand Commercial Trust	1,553,160	2,300,233
CapitaLand Ltd.	1,452,030	4,051,913
CapitaLand Mall Trust	1,268,100	2,321,338
City Developments Ltd.	266,378	2,168,005
ComfortDelGro Corp. Ltd.	1,277,539	2,260,486
DBS Group Holdings Ltd.	996,909	19,221,641
Genting Singapore Ltd.	3,419,725	2,341,788
Jardine Cycle & Carriage Ltd.	56,295	1,258,911
Keppel Corp. Ltd.(d)	797,142	4,016,454
Mapletree Commercial Trust	1,065,900	1,895,440
Oversea-Chinese Banking Corp. Ltd.	1,773,287	14,506,479
SATS Ltd.	368,198	1,385,941
Sembcorp Industries Ltd.	546,686	931,004
Singapore Airlines Ltd.	291,060	1,956,882
Singapore Exchange Ltd.	472,626	3,112,776
Singapore Press Holdings Ltd.	770,385	1,247,945
Singapore Technologies Engineering Ltd.	877,579	2,570,112
Singapore Telecommunications Ltd.	4,589,246	11,505,777

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Suntec Real Estate Investment Trust	1,051,500	$1,439,441
United Overseas Bank Ltd.	697,405	13,715,598
UOL Group Ltd.	238,599	1,476,692
Venture Corp. Ltd.	158,227	1,908,813
Wilmar International Ltd.	1,079,783	3,308,128

		104,434,034

South Africa — 0.2%
Anglo American PLC	567,824	16,312,399

Spain — 2.8%
ACS Actividades de Construccion y Servicios SA	143,149	5,742,297
Aena SME SA(e)	37,348	7,160,278
Amadeus IT Group SA	238,607	19,541,134
Banco Bilbao Vizcaya Argentaria SA	3,689,326	20,713,079
Banco de Sabadell SA	3,056,884	3,579,329
Banco Santander SA	9,176,525	38,474,850
Bankia SA	719,067	1,539,629
Bankinter SA	377,887	2,775,654
CaixaBank SA	2,017,291	6,352,567
Cellnex Telecom SA(e)	140,728	6,070,387
Enagas SA	113,468	2,894,280
Endesa SA	178,537	4,767,781
Ferrovial SA	273,706	8,292,509
Grifols SA	165,044	5,831,246
Iberdrola SA	3,359,467	34,621,211
Industria de Diseno Textil SA	605,886	21,412,317
Mapfre SA	597,574	1,584,492
Naturgy Energy Group SA	166,104	4,182,666
Red Electrica Corp. SA	246,652	4,969,979
Repsol SA	796,105	12,506,934
Siemens Gamesa Renewable Energy SA	128,334	2,260,047
Telefonica SA	2,595,511	18,150,672

		233,423,338

Sweden — 2.5%
Alfa Laval AB	170,326	4,289,531
Assa Abloy AB, Class B	553,463	12,937,445
Atlas Copco AB, A Shares	368,641	14,714,552
Atlas Copco AB, Class B	214,722	7,455,372
Boliden AB	157,303	4,177,757
Electrolux AB, Class B	126,679	3,114,192
Epiroc AB, Class A	370,429	4,530,071
Epiroc AB, Class B	233,340	2,773,177
Essity AB, Class B	333,624	10,744,772
Hennes & Mauritz AB, Class B	451,217	9,203,716
Hexagon AB, Class B	141,575	7,935,458
Husqvarna AB, Class B	229,890	1,842,269
ICA Gruppen AB	44,087	2,059,390
Industrivarden AB, Class C	96,303	2,322,400
Investor AB, Class B	252,560	13,788,211
Kinnevik AB	130,602	3,200,404
L E Lundbergforetagen AB, B Shares	41,054	1,802,208
Lundin Petroleum AB	109,092	3,704,157
Sandvik AB	624,554	12,164,661
Securitas AB, Class B	168,919	2,910,340
Skandinaviska Enskilda Banken AB, Class A	917,260	8,625,800
Skanska AB, Class B	178,408	4,035,875
SKF AB, Class B	217,008	4,393,613
Svenska Handelsbanken AB, Class A	834,632	8,989,193
Swedbank AB, Class A	509,541	7,574,827
Swedish Match AB	91,317	4,704,350
Tele2 AB, Class B	276,130	4,007,762
Telefonaktiebolaget LM Ericsson, Class B	1,706,522	14,911,264
Telia Co. AB	1,471,472	6,322,216
Volvo AB, Class B	821,804	13,757,975

		202,992,958

Security	Shares	Value

Switzerland — 9.7%
ABB Ltd., Registered Shares	1,023,629	$24,693,143
Adecco Group AG, Registered Shares	85,746	5,421,051
Alcon, Inc.(c)	231,583	13,117,235
Baloise Holding AG, Registered Shares	27,001	4,886,787
Barry Callebaut AG, Registered Shares	1,685	3,719,614
Chocoladefabriken Lindt & Spruengli AG	549	4,263,004
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	57	5,035,648
Cie Financiere Richemont SA, Registered Shares	289,938	22,658,917
Clariant AG, Registered Shares(c)	118,082	2,638,940
Coca-Cola HBC AG(c)	110,983	3,772,310
Credit Suisse Group AG, Registered Shares(c)	1,414,235	19,117,169
Dufry AG, Registered Shares(c)	24,064	2,386,216
EMS-Chemie Holding AG, Registered Shares	4,423	2,907,833
Geberit AG, Registered Shares	20,475	11,492,237
Givaudan SA, Registered Shares	5,129	16,069,130
Glencore PLC(c)	5,998,984	18,679,138
Julius Baer Group Ltd.(c)	125,803	6,485,510
Kuehne + Nagel International AG, Registered Shares	29,878	5,039,422
LafargeHolcim Ltd., Registered Shares(c)	269,680	14,961,161
Lonza Group AG, Registered Shares(c)	41,334	15,078,944
Nestle SA, Registered Shares	1,646,528	178,261,675
Novartis AG, Registered Shares	1,188,570	112,545,182
Pargesa Holding SA, Bearer Shares	21,600	1,794,556
Partners Group Holding AG	10,436	9,564,876
Roche Holding AG	388,706	126,330,481
Schindler Holding AG, Participation Certificates	22,563	5,737,796
Schindler Holding AG, Registered Shares	10,284	2,518,471
SGS SA, Registered Shares	2,852	7,810,697
Sika AG, Registered Shares	70,338	13,209,150
Sonova Holding AG, Registered Shares	30,725	7,023,995
STMicroelectronics NV	376,767	10,165,402
Straumann Holding AG, Registered Shares	5,802	5,691,368
Swatch Group AG, Bearer Shares	16,211	4,526,198
Swatch Group AG, Registered Shares	31,376	1,659,783
Swiss Life Holding AG, Registered Shares	18,587	9,324,542
Swiss Prime Site AG, Registered Shares(c)	42,021	4,861,585
Swiss Re AG	161,299	18,120,721
Swisscom AG, Registered Shares	14,331	7,586,484
Temenos AG, Registered Shares(c)	34,597	5,472,872
UBS Group AG, Registered Shares(c)	2,135,096	26,943,603
Vifor Pharma AG	25,945	4,735,100
Zurich Insurance Group AG	82,489	33,836,923

		800,144,869

United Arab Emirates — 0.0%
NMC Health PLC(d)	51,841	1,214,602

United Kingdom — 14.3%
3i Group PLC	537,730	7,824,892
Admiral Group PLC	104,477	3,192,647
Ashtead Group PLC	248,078	7,932,225
Associated British Foods PLC	190,170	6,542,016
AstraZeneca PLC	725,824	72,649,129
Auto Trader Group PLC(e)	530,619	4,190,376
Aveva Group PLC	35,057	2,162,758
Aviva PLC	2,156,012	11,967,044
BAE Systems PLC	1,768,842	13,243,880
Barclays PLC	9,543,478	22,756,179
Barratt Developments PLC	558,716	5,532,086
Berkeley Group Holdings PLC	67,403	4,338,212
BP PLC	11,270,959	70,903,379
British American Tobacco PLC	1,269,094	53,939,123
British Land Co. PLC	506,580	4,286,449
BT Group PLC	4,684,345	11,936,599
Bunzl PLC	186,150	5,091,336
Burberry Group PLC	226,679	6,618,028

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Centrica PLC	3,201,920	$3,787,447
CK Hutchison Holdings Ltd.	1,487,117	14,180,379
CNH Industrial NV	570,733	6,266,588
Coca-Cola European Partners PLC	129,468	6,587,332
Compass Group PLC	880,867	22,076,089
Croda International PLC	72,234	4,906,757
DCC PLC	54,366	4,715,658
Diageo PLC	1,308,745	55,146,137
Direct Line Insurance Group PLC	781,173	3,232,141
easyJet PLC	89,168	1,679,644
Experian PLC	505,547	17,137,766
Fiat Chrysler Automobiles NV	595,378	8,827,387
G4S PLC	904,143	2,614,655
GlaxoSmithKline PLC	2,760,010	64,852,018
GVC Holdings PLC	305,399	3,576,867
Halma PLC	213,230	5,971,001
Hargreaves Lansdown PLC	159,968	4,103,372
HSBC Holdings PLC	11,170,331	87,446,212
Imperial Brands PLC	529,741	13,105,942
Informa PLC	692,617	7,877,567
InterContinental Hotels Group PLC	96,726	6,646,501
Intertek Group PLC	88,963	6,893,577
ITV PLC	1,957,040	3,915,596
J. Sainsbury PLC	1,020,500	3,111,760
JD Sports Fashion PLC	234,798	2,608,038
Johnson Matthey PLC	108,070	4,297,011
Kingfisher PLC	1,163,213	3,348,573
Land Securities Group PLC	389,737	5,115,886
Legal & General Group PLC	3,295,437	13,237,958
Lloyds Banking Group PLC	38,792,343	32,136,377
London Stock Exchange Group PLC	172,956	17,775,029
M&G PLC(c)	1,434,774	4,507,989
Marks & Spencer Group PLC	1,113,280	3,156,659
Meggitt PLC	415,996	3,623,311
Melrose Industries PLC	2,662,522	8,480,726
Micro Focus International PLC	186,401	2,616,253
Mondi PLC	268,377	6,293,221
National Grid PLC	1,923,193	24,034,457
Next PLC	74,171	6,911,453
Ocado Group PLC(c)	255,302	4,331,711
Pearson PLC	455,733	3,850,076
Persimmon PLC	177,607	6,343,962
Prudential PLC	1,434,774	27,491,174
Reckitt Benckiser Group PLC	391,413	31,793,883
RELX PLC	1,084,334	27,372,198
Rentokil Initial PLC	1,038,687	6,225,440
Rolls-Royce Holdings PLC(c)	953,853	8,620,932
Royal Bank of Scotland Group PLC	2,652,664	8,509,593
RSA Insurance Group PLC	564,279	4,229,102
Sage Group PLC	610,024	6,051,857
Schroders PLC	70,979	3,134,156
Segro PLC	602,905	7,179,067
Severn Trent PLC	134,391	4,477,059
Smith & Nephew PLC	493,756	11,899,881
Smiths Group PLC	222,556	4,970,819
Spirax-Sarco Engineering PLC	41,345	4,866,863
SSE PLC	562,060	10,719,744
St. James’s Place PLC	293,957	4,531,270
Standard Chartered PLC	1,508,170	14,211,616
Standard Life Aberdeen PLC	1,286,952	5,599,043
Taylor Wimpey PLC	1,775,244	4,551,850
Tesco PLC	5,414,281	18,298,275
Unilever NV	813,823	46,705,850
Unilever PLC	613,855	35,138,676
United Utilities Group PLC	377,199	4,720,228
Vodafone Group PLC	14,768,792	28,671,737

Security	Shares	Value

United Kingdom (continued)
Weir Group PLC	138,535	$2,770,696
Whitbread PLC	75,122	4,821,226
WM Morrison Supermarkets PLC	1,323,533	3,502,797
WPP PLC	693,570	9,760,094

		1,177,258,567

United States — 0.3%
Carnival PLC	88,190	4,227,258
CyberArk Software Ltd.(c)(d)	20,890	2,435,356
Ferguson PLC	128,348	11,680,546
James Hardie Industries PLC	245,504	4,798,241

		23,141,401

Total Common Stocks — 99.1% (Cost — $6,522,714,165)		8,165,644,592

Preferred Stocks — 0.6%

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares	32,402	1,994,731
Fuchs Petrolub SE, Preference Shares	38,917	1,933,530
Henkel AG & Co. KGaA, Preference Shares	97,422	10,063,737
Porsche Automobil Holding SE, Preference Shares	84,724	6,286,369
Sartorius AG, Preference Shares	19,582	4,185,884
Volkswagen AG, Preference Shares	102,763	20,227,698

Total Preferred Stocks — 0.6% (Cost — $36,475,993)		44,691,949

Total Preferred Securities — 0.6%		44,691,949

Rights — 0.0%

Spain — 0.0%
Repsol SA, (Expires 01/21/20)(c)	796,105	377,735

Total Rights — 0.0% (Cost — $376,485)		377,735

Total Long-Term Investments — 99.7% (Cost — $6,559,566,643)		8,210,714,276

Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.84%(f)(g)(h)	$43,028,944	43,046,155

Total Short-Term Securities — 0.5% (Cost — $43,043,556)		43,046,155

Total Investments — 100.2% (Cost — $6,602,610,199)		8,253,760,431

Liabilities in Excess of Other Assets — (0.2)%		(15,925,443)

Net Assets — 100.0%		$8,237,834,988

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the Security was purchased with the cash collateral from loaned securities.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund

(h)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	28,516,828	14,512,116	43,028,944	$43,046,155	$818,937	(b)	$(1,549)	$2,201
BlackRock Cash Funds: Treasury, SL Agency Shares	—	—	—	—	135,451		—	—

				$43,046,155	$954,388		$(1,549)	$2,201

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	52	03/12/20	$5,593	$(122,026)
SPI 200 Index	39	03/19/20	4,518	(118,310)
Euro Stoxx 50 Index	425	03/20/20	17,777	(86,146)
FTSE 100 Index	106	03/20/20	10,529	20,635

				$(305,847)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation on future contracts(a)	$—	—	$20,635	$—	$—	$—	$20,635

Liabilities — Derivative Financial Instruments
Future contracts
Unrealized depreciation on future contracts(a)	$—	—	$326,482	$—	$—	$—	$326,482

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$17,404,397	$—	$—	$—	$17,404,397

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$156,294	$—	$—	$—	$156,294

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$86,874,449
Average notional value of contracts — short	—	(a)

(a)	Derivatives not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares MSCI EAFE International Index Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$618,407,409	$11	$618,407,420
Austria	1,872,648	16,449,881	—	18,322,529
Belgium	1,597,883	79,990,174	—	81,588,057
Canada	—	18	—	18
Chile	—	2,626,300	—	2,626,300
China	5,584,873	28,219,304	—	33,804,177
Colombia	—	2,729,390	—	2,729,390
Denmark	51,833,043	99,317,929	—	151,150,972
Finland	12,264,144	80,021,555	—	92,285,699
France	28,635,546	889,074,602	—	917,710,148
Germany	56,111,028	607,589,508	—	663,700,536
Hong Kong	5,206,840	235,331,825	—	240,538,665
Ireland	27,254,015	25,436,517	—	52,690,532
Israel	16,208,136	27,453,900	—	43,662,036
Italy	—	170,035,393	—	170,035,393
Japan	—	2,002,963,361	—	2,002,963,361
Luxembourg	6,374,515	9,487,031	—	15,861,546
Macau	—	19,759,824	—	19,759,824
Netherlands	19,593,586	370,097,975	—	389,691,561
New Zealand	—	22,475,389	—	22,475,389
Norway	—	51,906,057	—	51,906,057
Portugal	—	13,293,474	1	13,293,475
Russia	—	1,519,339	—	1,519,339
Singapore	—	104,434,034	—	104,434,034
South Africa	—	16,312,399	—	16,312,399
Spain	2,894,280	230,529,058	—	233,423,338
Sweden	8,625,800	194,367,158	—	202,992,958
Switzerland	9,298,652	790,846,217	—	800,144,869
United Arab Emirates	—	1,214,602	—	1,214,602
United Kingdom	35,064,153	1,142,194,414	—	1,177,258,567
United States	2,435,356	20,706,045	—	23,141,401
Preferred Stocks (a)	—	44,691,949	—	44,691,949
Rights (a)	377,735	—	—	377,735
Short-Term Securities	43,046,155	—	—	43,046,155

	$334,278,388	$7,919,482,031	$12	$8,253,760,431

Derivative Financial Instruments(b)
Assets:
Equity contracts	$20,635	$—	$—	$20,635
Liabilities:
Equity contracts	(326,482)	—	—	(326,482)

	$(305,847)	$—	$—	$(305,847)

(a)	See above Schedule of Investments for values in each country.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Statements of Assets and Liabilities

December 31, 2019

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $41,309,101)(a)	$8,210,714,276	$—
Investments at value — Master Small Cap Index Series	—	2,304,511,039
Investments at value — affiliated(b)	43,046,155	—
Cash pledged for futures contracts	2,728,220	—
Foreign currency at value(c)	30,737,428	—
Receivables:
Investments sold	58,120	—
Securities lending income — affiliated	30,400	—
Capital shares sold	11,881,066	7,029,296
Dividends — affiliated	11,408	—
Dividends — unaffiliated	18,814,147	—
Prepaid expenses	99,310	55,035

Total assets	8,318,120,530	2,311,595,370

LIABILITIES
Bank overdraft	17,279,704	—
Cash collateral on securities loaned at value	43,043,457	—
Payables:
Investments purchased	3,777	—
Capital shares redeemed	18,069,635	7,014,679
Contributions to the Master Small Cap Index Series	—	14,617
Administration fees	—	27
Investment advisory fees	135,894	—
Directors’ and Officer’s fees	31,922	689
Other accrued expenses	988,750	258,694
Other affiliates	48,216	—
Professional fees	94,490	—
Service fees	102,911	119,875
Variation margin on futures contracts	486,786	—

Total liabilities	80,285,542	7,408,581

NET ASSETS	$8,237,834,988	$2,304,186,789

NET ASSETS CONSIST OF
Paid-in capital	$7,475,863,310	$2,027,373,358
Accumulated earnings	761,971,678	276,813,431

NET ASSETS	$8,237,834,988	$2,304,186,789

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (continued)

December 31, 2019

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$876,550,849	$227,380,955

Shares outstanding, $0.0001 par value	63,236,402	11,111,814

Net asset value	$13.86	$20.46

Shares authorized	1.208 billion	208 million

Investor A
Net assets	$340,749,992	$273,412,971

Shares outstanding, $0.0001 par value	24,735,506	13,344,086

Net asset value	$13.78	$20.49

Shares authorized	208 million	208 million

Class K
Net assets	$6,870,922,226	$1,502,229,421

Shares outstanding, $0.0001 par value	495,287,524	73,206,081

Net asset value	$13.87	$20.52

Shares authorized	1.208 billion	1.208 billion

Investor P
Net assets	$149,611,921	$301,163,442

Shares outstanding, $0.0001 par value	10,897,887	14,742,718

Net asset value	$13.73	$20.43

Shares authorized	2 billion	2 billion

(a) Investments at cost — unaffiliated	$6,559,566,643	$—
(b) Investments at cost — affiliated	$43,043,556	$—
(c) Foreign currency at cost	$30,382,569	$—

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

Year Ended December 31, 2019

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — affiliated	$135,451	$—
Dividends — unaffiliated	285,974,285	—
Interest — unaffiliated	140,715	—
Securities lending income — affiliated — net	818,937	—
Foreign taxes withheld	(23,630,232)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — affiliated	—	945,269
Dividends — unaffiliated	—	27,307,091
Interest — unaffiliated	—	17,702
Securities lending income — affiliated — net	—	2,492,414
Foreign taxes withheld	—	(8,832)
Expenses	—	(440,647)
Fees waived	—	20,691

Total investment income	263,439,156	30,333,688

EXPENSES
Transfer agent — class specific	1,352,947	760,632
Service — class specific	1,187,201	1,424,736
Investment advisory	794,383	—
Custodian	485,772	—
Registration	176,409	100,143
Professional	165,602	59,921
Printing	128,730	44,005
Directors and Officer	103,182	995
Accounting services	102,625	3,078
Offering	26,855	26,855
Administration	—	815,978
Miscellaneous	144,412	15,883

Total expenses	4,668,118	3,252,226
Less:
Fees waived and/or reimbursed by the Manager	(4,555)	—
Fees waived and/or reimbursed by the Administrator	—	(59,634)
Transfer agent fees waived and/or reimbursed — class specific	(43,165)	(385,379)

Total expenses after fees waived and/or reimbursed	4,620,398	2,807,213

Net investment income	258,818,758	27,526,475

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	17,404,397	—
Foreign currency transactions	(153,809)	—
Investments — affiliated	(1,549)	—
Investments — unaffiliated	(48,851,011)	—
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Futures contracts	—	5,692,338
Foreign currency transactions	—	(229)
Investments — affiliated	—	1,360,493
Investments — unaffiliated	—	27,651,732
Swaps	—	948,113

	(31,601,972)	35,652,447

Net change in unrealized appreciation (depreciation) on:
Futures contracts	156,294	—
Foreign currency translations	613,196	—
Investments — affiliated	2,201	—
Investments — unaffiliated	1,355,744,304	—
Net change in unrealized appreciation (depreciation) allocated from the Master Small Cap Index Series on:
Futures contracts	—	(130,094)
Foreign currency translations	—	228
Investments — affiliated	—	2,677,056
Investments — unaffiliated	—	377,456,183
Swaps	—	167,785

	1,356,515,995	380,171,158

Net realized and unrealized gain	1,324,914,023	415,823,605

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,583,732,781	$443,350,080

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$258,818,758	$337,289,066
Net realized loss	(31,601,972)	(586,310,846)
Net change in unrealized appreciation (depreciation)	1,356,515,995	(1,185,549,571)

Net increase (decrease) in net assets resulting from operations	1,583,732,781	(1,434,571,351)

DISTRIBUTIONS(a)
From net investment income
Institutional	(28,671,489)	(31,056,943)
Investor A	(10,102,636)	(12,478,689)
Class K	(224,970,295)	(295,243,133)
Investor P	(4,447,915)	(5,990,065)
From return of capital
Institutional	—	(27,464)
Investor A	—	(12,803)
Class K	—	(353,907)
Investor P	—	(634)

Decrease in net assets resulting from distributions to shareholders	(268,192,335)	(345,163,638)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(694,405,126)	(1,192,655,494)

NET ASSETS
Total increase (decrease) in net assets	621,135,320	(2,972,390,483)
Beginning of year	7,616,699,668	10,589,090,151

End of year	$8,237,834,988	$7,616,699,668

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 Small-Cap Index Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,526,475	$17,642,340
Net realized gain	35,652,447	38,328,580
Net change in unrealized appreciation (depreciation)	380,171,158	(297,167,901)

Net increase (decrease) in net assets resulting from operations	443,350,080	(241,196,981)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(7,506,356)	(7,927,401)
Investor A	(8,329,821)	(9,765,499)
Class K	(50,010,333)	(37,062,473)
Investor P	(9,373,153)	(10,799,093)

Decrease in net assets resulting from distributions to shareholders	(75,219,663)	(65,554,466)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	269,152,880	1,081,493,624

NET ASSETS
Total increase in net assets	637,283,297	774,742,177
Beginning of year	1,666,903,492	892,161,315

End of year	$2,304,186,789	$1,666,903,492

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$11.76	$14.18		$11.60	$11.81		$12.21

Net investment income(a)	0.42	0.42		0.39	0.28		0.34
Net realized and unrealized gain (loss)	2.14	(2.31)		2.53	(0.16)		(0.46)

Net increase (decrease) from investment operations	2.56	(1.89)		2.92	0.12		(0.12)

Distributions(b)
From net investment income	(0.46)	(0.53)		(0.34)	(0.33)		(0.28)
From return of capital	—	(0.00	)(c)	—	—		—

Total distributions	(0.46)	(0.53)		(0.34)	(0.33)		(0.28)

Net asset value, end of year	$13.86	$11.76		$14.18	$11.60		$11.81

Total Return(d)
Based on net asset value	21.80%	(13.37)%		25.24%	0.99%		(0.91)%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.11	%(f)(g)	0.09%	0.15	%(h)	0.12	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.08%	0.10	%(f)(g)	0.09%	0.11	%(h)	0.09	%(h)

Net investment income	3.23%	3.02	%(f)	2.92%	2.44	%(h)	2.68	%(h)

Supplemental Data
Net assets, end of year (000)	$876,551	$753,659		$705,986	$649,763		$2,702,936

Portfolio turnover rate	4%	43%		23%	42	%(i)	9	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	0.16%	0.13%

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(j)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$11.69	$14.09		$11.54	$11.75		$12.12

Net investment income(a)	0.39	0.38		0.34	0.32		0.32
Net realized and unrealized gain (loss)	2.12	(2.28)		2.52	(0.23)		(0.46)

Net increase (decrease) from investment operations	2.51	(1.90)		2.86	0.09		(0.14)

Distributions(b)
From net investment income	(0.42)	(0.50)		(0.31)	(0.30)		(0.23)
From return of capital	(0.00)	(0.00	)(c)	—	—		—

Total distributions	(0.42)	(0.50)		(0.31)	(0.30)		(0.23)

Net asset value, end of year	$13.78	$11.69		$14.09	$11.54		$11.75

Total Return(d)
Based on net asset value	21.53%	(13.57)%		24.84%	0.78%		(1.14)%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.36	%(f)(g)	0.36%	0.38	%(h)	0.42	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35%	0.36	%(f)(g)	0.35%	0.37	%(h)	0.37	%(h)

Net investment income	3.00%	2.74	%(f)	2.60%	2.78	%(h)	2.54	%(h)

Supplemental Data
Net assets, end of year (000)	$340,750	$305,043		$373,846	$238,053		$168,008

Portfolio turnover rate	4%	43%		23%	42	%(i)	9	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	0.39%	0.43%

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(j)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$11.76	$14.18		$11.61	$11.82		$12.21

Net investment income(a)	0.43	0.43		0.38	0.38		0.28
Net realized and unrealized gain (loss)	2.14	(2.31)		2.54	(0.26)		(0.38)

Net increase (decrease) from investment operations	2.57	(1.88)		2.92	0.12		(0.10)

Distributions(b)
From net investment income	(0.46)	(0.54)		(0.35)	(0.33)		(0.29)
From return of capital	—	(0.00	)(c)	—	—		—

Total distributions	(0.46)	(0.54)		(0.35)	(0.33)		(0.29)

Net asset value, end of year	$13.87	$11.76		$14.18	$11.61		$11.82

Total Return(d)
Based on net asset value	21.94%	(13.33)%		25.17%	1.03%		(0.81)%

Ratios to Average Net Assets(e)
Total expenses	0.03%	0.06	%(f)(g)	0.06%	0.07	%(h)	0.12	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.03%	0.05	%(f)(g)	0.06%	0.07	%(h)	0.07	%(h)

Net investment income	3.28%	3.12	%(f)	2.80%	3.25	%(h)	2.25	%(h)

Supplemental Data
Net assets, end of year (000)	$6,870,922	$6,420,732		$9,509,257	$4,042,470		$113,314

Portfolio turnover rate	4%	43%		23%	42	%(i)	9	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	0.08%	0.13%

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

(h)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(i)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(j)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P
	Year Ended December 31, 2019	Period from 08/06/18(a) to 12/31/18

Net asset value, beginning of period	$11.65	$13.87

Net investment income(b)	0.39	0.01
Net realized and unrealized gain (loss)	2.11	(1.70)

Net increase (decrease) from investment operations	2.50	(1.69)

Distributions (c)
From net investment income	(0.42)	(0.53)
From return of capital	—	(0.00	)(d)

Total distributions	(0.42)	(0.53)

Net asset value, end of period	$13.73	$11.65

Total Return(e)
Based on net asset value	21.51%	(12.25	)%(f)(g)

Ratios to Average Net Assets
Total expenses	0.39%	0.33	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.36%	0.32	%(i)

Net investment income	2.97%	0.23%

Supplemental Data
Net assets, end of period (000)	$149,612	$137,266

Portfolio turnover rate	4%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$16.87	$19.72		$17.76	$15.32		$16.60

Net investment income(a)	0.27	0.28		0.25	0.23		0.24
Net realized and unrealized gain (loss)	4.02	(2.40)		2.34	3.03		(0.97)

Net increase (decrease) from investment operations	4.29	(2.12)		2.59	3.26		(0.73)

Distributions(b)
From net investment income	(0.28)	(0.20)		(0.21)	(0.22)		(0.14)
From net realized gain	(0.42)	(0.53)		(0.42)	(0.60)		(0.41)

Total distributions	(0.70)	(0.73)		(0.63)	(0.82)		(0.55)

Net asset value, end of year	$20.46	$16.87		$19.72	$17.76		$15.32

Total Return(c)
Based on net asset value	25.50%	(10.94)%		14.55%	21.33%		(4.43)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.16%	0.18	%(f)	0.18%	0.19	%(g)	0.22%

Total expenses after fees waived and/or reimbursed	0.12%	0.12	%(f)	0.11%	0.14	%(g)	0.16%

Net investment income	1.38%	1.38%		1.36%	1.44	%(g)	1.47%

Supplemental Data
Net assets, end of year (000)	$227,381	$200,990		$167,351	$229,491		$148,148

Portfolio turnover rate of the Series	20%	28%		30%	39%		37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$16.89	$19.74		$17.78	$15.34		$16.61

Net investment income(a)	0.22	0.22		0.21	0.18		0.18
Net realized and unrealized gain (loss)	4.03	(2.40)		2.34	3.03		(0.95)

Net increase (decrease) from investment operations	4.25	(2.18)		2.55	3.21		(0.77)

Distributions(b)
From net investment income	(0.23)	(0.14)		(0.17)	(0.17)		(0.09)
From net realized gain	(0.42)	(0.53)		(0.42)	(0.60)		(0.41)

Total distributions	(0.65)	(0.67)		(0.59)	(0.77)		(0.50)

Net asset value, end of year	$20.49	$16.89		$19.74	$17.78		$15.34

Total Return(c)
Based on net asset value	25.20%	(11.19)%		14.35%	21.04%		(4.66)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.42%	0.43	%(f)	0.45%	0.49	%(g)	0.53%

Total expenses after fees waived and/or reimbursed	0.37%	0.37	%(f)	0.37%	0.41	%(g)	0.43%

Net investment income	1.14%	1.08%		1.13%	1.14	%(g)	1.09%

Supplemental Data
Net assets, end of year (000)	$273,413	$254,591		$249,980	$116,722		$87,930

Portfolio turnover rate of the Series	20%	28%		30%	39%		37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$16.91	$19.77		$17.79	$15.35		$16.62

Net investment income(a)	0.28	0.30		0.27	0.24		0.25
Net realized and unrealized gain (loss)	4.04	(2.43)		2.34	3.02		(0.97)

Net increase (decrease) from investment operations	4.32	(2.13)		2.61	3.26		(0.72)

Distributions(b)
From net investment income	(0.29)	(0.20)		(0.21)	(0.22)		(0.14)
From net realized gain	(0.42)	(0.53)		(0.42)	(0.60)		(0.41)

Total distributions	(0.71)	(0.73)		(0.63)	(0.82)		(0.55)

Net asset value, end of year	$20.52	$16.91		$19.77	$17.79		$15.35

Total Return(c)
Based on net asset value	25.62%	(10.93)%		14.69%	21.32%		(4.41)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.08%	0.11	%(f)	0.14%	0.17	%(g)	0.21%

Total expenses after fees waived and/or reimbursed	0.07%	0.07	%(f)	0.07%	0.10	%(g)	0.13%

Net investment income	1.44%	1.44%		1.40%	1.48	%(g)	1.50%

Supplemental Data
Net assets, end of year (000)	$1,502,229	$945,929		$474,830	$60,086		$8,338

Portfolio turnover rate of the Series	20%	28%		30%	39%		37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

(g)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P
	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$16.84	$21.76

Net investment income(b)	0.22	0.17
Net realized and unrealized gain (loss)	4.02	(4.38)

Net increase (decrease) from investment operations	4.24	(4.21)

Distributions(c)
From net investment income	(0.23)	(0.19)
From net realized gain	(0.42)	(0.52)

Total distributions	(0.65)	(0.71)

Net asset value, end of period	$20.43	$16.84

Total Return(d)
Based on net asset value	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.40%	0.39	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.36%	0.35	%(h)(i)(j)

Net investment income	1.14%	2.12	%(h)

Supplemental Data
Net assets, end of period (000)	$301,163	$265,393

Portfolio turnover rate of the Series	20%	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund are each a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. As of December 31, 2019, the percentage of Series owned by the Small Cap Index was 69.29%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A	No	No		None
Investor P	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board and shareholders of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm International Index Fund (the “International Target Fund”) approved the reorganization of the International Target Fund into International Index. As a result, International Index acquired substantially all of the assets and assumed substantially all of the liabilities of the International Target Fund in exchange for an equal aggregate value of newly-issued shares of International Index.

Each shareholder of the International Target Fund received shares of International Index in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s International Target Fund shares, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of shares of International Index in the following amounts and at the following conversion ratio:

International Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	International Index Share Class	Shares of the Fund
Premier	7,025,140.2220	0.89467166	Investor P	6,285,193.864
Premier	166,709.9140	0.89469954	Investor A	149,155.283
Legacy Class B	61,463.3420	0.92581919	Investor P	56,903.942
Legacy Class B	4,282.9220	0.92584804	Investor A	3,965.335
Class A	4,891,156.0400	0.89673570	Investor P	4,386,074.235
Class A	153,458.9890	0.89676364	Investor A	137,616.442
Class B	62,767.8450	0.91927657	Investor P	57,701.009
Class B	2,936.6980	0.91930521	Investor A	2,699.722
Institutional	3,670,218.8870	0.89050926	Institutional	3,268,363.905
Class R-1	120,205.5860	0.90066906	Investor P	108,265.452
Class R-2	533,637.5540	0.89485080	Investor P	477,525.992
Class R-3	118,219.1110	0.89274156	Institutional	105,539.114

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

The International Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

International Target Fund
Net assets	$193,446,599
Paid-in-capital	179,663,354
Accumulated earnings	13,783,245

For financial reporting purposes, assets received and shares issued by International Index were recorded at fair value. However, the cost basis of the investments received from the International Target Fund was carried forward to align ongoing reporting of International Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of International Index before the reorganization were $9,759,121,537. The aggregate net assets of International Index immediately after the reorganization amounted to $9,952,568,136. The International Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm International Index Fund	$190,381,092	$171,610,706

The purpose of the transaction was to combine the assets of the International Target Fund with the assets of International Index. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of International Index, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $344,168,873

•	Net realized and change in unrealized gain (loss) on investments: $(1,799,889,862)

•	Net increase (decrease) in net assets resulting from operations: $(1,455,720,989)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Target Fund that have been included in International Index’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by International Index in connection with the reorganization were expensed by International Index.

The Board and shareholders of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm Small Cap Index Fund (the “Small Cap Target Fund”) approved the reorganization of Small Cap Target Fund into Small Cap Index. As a result, Small Cap Index acquired substantially all of the assets and assumed substantially all of the liabilities of the Small Cap Target Fund in exchange for an equal aggregate value of newly-issued shares of Small Cap Index.

Each shareholder of the Small Cap Target Fund received shares of Small Cap Index in an amount equal to the aggregate NAV of the shareholder’s Small Cap Target Fund shares, as determined at the close of business on November 16, 2018.

On November 16, 2018, all of the portfolio securities previously held by the Small Cap Target Fund were subsequently contributed by Small Cap Index to the Series in exchange for an investment in the Series.

The reorganization was accomplished by a tax-free exchange of shares of Small Cap Index in the following amounts and at the following conversion ratio:

Small Cap Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Small Cap Index Share Class	Shares of the Fund
Premier	10,138,288.9280	0.77850573	Investor P	7,892,716.023
Premier	405,404.1800	0.77873781	Investor A	315,703.563
Legacy Class B	134,848.2850	0.76095247	Investor P	102,613.136
Legacy Class B	17,460.3830	0.76117932	Investor A	13,290.482
Class A	8,458,622.1820	0.78780516	Investor P	6,663,746.201
Class A	498,377.0230	0.78804002	Investor A	392,741.039
Class B	96,115.7450	0.77049437	Investor P	74,056.640
Class B	8,407.8400	0.77072407	Investor A	6,480.125
Institutional	5,883,976.9230	0.79470854	Institutional	4,676,046.710
Class R-1	137,387.9650	0.78676965	Investor P	108,092.681
Class R-2	546,102.3290	0.78796680	Investor P	430,310.505
Class R-3	82,919.9910	0.79812922	Institutional	66,180.868

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Small Cap Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Small Cap Target Fund
Net assets	$410,734,751
Paid-in-capital	330,355,424
Accumulated earnings	80,379,327

For financial reporting purposes, assets received and shares issued by Small Cap Index were recorded at fair value. However, the cost basis of the investments received from the Small Cap Target Fund was carried forward to align ongoing reporting of Small Cap Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Small Cap Index before the reorganization were $1,613,800,953. The aggregate net assets of Small Cap Index immediately after the reorganization amounted to $2,024,535,704. The Small Cap Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Small Cap Index Fund	$406,256,934	$326,299,543

The purpose of this transaction was to combine the assets of the Small Cap Target Fund with the assets of Small Cap Index. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of Small Cap Index, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income (loss): $21,165,827.

•	Net realized and change in unrealized gain (loss) on investments: $(248,579,262).

•	Net increase (decrease) in net assets resulting from operations: $(227,413,435).

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small Cap Target Fund that have been included in Small Cap Index’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Small Cap Index in connection with the reorganization were expensed by Small Cap Index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Index’s policy is to value its financial instruments at fair value. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Bank of America N.A.	$1,416,437	$(1,416,437)	$—
Citigroup Global Markets Inc	958,754	(958,754)	—
Macquarie Bank Limited	141,826	(141,826)	—
Morgan Stanley & Co LLC	25,581,891	(25,581,891)	—
Morgan Stanley & Co. LLC (US Equity Sec Lending)	13,140,613	(13,140,613)	—
Wells Fargo Bank, National Association	69,580	(69,580)	—

	$41,309,101	$(41,309,101)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of International Index and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index.

For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of International Index’s net assets.

With respect to International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of International Index for which BFA acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by International Index to the Manager.

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and/or Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small Cap Index
Investor A	0.25%	0.25%
Investor P	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service fees borne directly by each share class of each Fund:

	International Index	Small Cap Index
Investor A	$825,684	$697,443
Investor P	361,517	727,293
	$1,187,201	$1,424,736

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager and/or Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, each Fund reimbursed the Manager and/or Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$4,832	$15,383	$13,295	$2,535	$36,045
Small Cap Index	4,983	23,669	3,428	3,498	35,578

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$483,394	$236,830	$475,603	$157,120	$1,352,947
Small Cap Index	184,007	259,722	78,879	238,024	760,632

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

	International Index	Small Cap Index
Investor P	$8,652	$16,808

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Expense Limitations, Waivers and Reimbursements: With respect to International Index, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the Manager waived $4,555 in advisory fees pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of International Index. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, there was no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37
Class K	0.07
Investor P	0.37

The Manager and/or Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended December 31, 2019, the Manager and/or Administrator waived and/or reimbursed the following amounts, which are shown as fees waived and/or reimbursed by the Manager or the Administrator in the Statements of Operations.

	Institutional	Investor A	Class K	Investor P	Total
Small Cap Index	$6,482	$8,215	$36,371	$8,566	$59,634

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$—	$—	$—	$43,165	$43,165
Small Cap Index	74,066	120,097	78,496	112,720	385,379

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees International Index bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, International Index retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by International Index is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2019, International Index paid BTC $173,376 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager and/or Administrator for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$29,944,947	$22,480,714	$(1,466,163)

7.	PURCHASES AND SALES

For International Index, for the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities were $342,295,327 and $1,057,345,157, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the non-deductible expenses were reclassified to the following accounts:

	International Index	Small Cap Index
Paid in capital	$(308,683)	$(26,855)
Accumulated Earnings	308,683	26,855

The tax character of distributions paid was as follows:

	International Index	Small Cap Index
Ordinary income
12/31/19	$268,192,335	$41,020,154
12/31/18	344,768,830	30,322,395
Long-term capital gains
12/31/19	—	34,199,509
12/31/18	—	38,963,396
Tax return of capital
12/31/18	394,808	—

Total
12/31/19	$268,192,335	$75,219,663

12/31/18	$345,163,638	$69,285,791

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

As of period ended, the tax components of accumulated net earnings were as follows:

	International Index	Small Cap Index
Undistributed net investment income	$2,089,119	$902,829
Non-expiring Capital loss carryforwards(a)	(622,792,312)	—
Net unrealized gains (losses)(b)	1,382,674,871	278,799,779
Qualified late-year losses(c)	—	(2,889,177)

	$761,971,678	$276,813,431

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and classification of settlement proceeds.

(c)	The Fund has elected to defer certain qualified late-year losses, classification of settlement and recognize such losses in the next taxable year.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

International Index
Tax cost	$6,871,505,081

Gross unrealized appreciation	$1,866,677,822
Gross unrealized depreciation	(484,657,531)

Net unrealized appreciation (depreciation)	$1,382,020,291

9.	BANK BORROWINGS

The Corporation, on behalf of International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the International Index, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, International Index did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, International Index invests in securities or other instruments and may enter into certain transactions, and such activities subject International Index to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. International Index’s prospectus provides details of the risks to which International Index is subject.

International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. International Index may invest in illiquid investments. An illiquid investment is any investment that The Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk: International Index invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the International Index’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the International Index’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	20,331,613	$265,429,037	32,149,256	$431,096,176
Shares issued in reinvestment of distributions	1,921,999	26,216,064	2,415,327	28,862,839
Shares issued in reorganization	—	—	3,373,903	43,679,673
Shares redeemed	(23,125,321)	(302,728,751)	(23,626,064)	(318,767,724)

Net increase (decrease)	(871,709)	$(11,083,650)	14,312,422	$184,870,964

Investor A
Shares sold	10,905,246	$141,651,440	11,078,586	$151,939,564
Shares issued in reinvestment of distributions	740,537	10,041,682	1,046,349	12,434,612
Shares issued in reorganization	—	—	293,437	3,767,286
Shares redeemed	(13,013,797)	(169,434,000)	(12,851,181)	(175,919,010)

Net decrease	(1,368,014)	$(17,740,878)	(432,809)	$(7,777,548)

Class K
Shares sold	87,821,428	$1,145,861,059	298,830,319	$4,137,594,519
Shares issued in reinvestment of distributions	15,942,879	217,620,304	24,047,735	287,862,330
Shares redeemed	(154,236,643)	(2,017,774,065)	(447,546,241)	(5,946,093,723)

Net decrease	(50,472,336)	$(654,292,702)	(124,668,187)	$(1,520,636,874)

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
International Index	Shares	Amount	Shares	Amount

Investor P
Shares sold	674,405	$8,730,993	69,862	$870,804
Shares issued in reinvestment of distributions	328,784	4,441,874	506,182	5,983,078
Shares issued in reorganization	—	—	11,371,665	145,999,640
Shares redeemed	(1,890,213)	(24,460,763)	(162,798)	(1,965,558)

Net increase (decrease)	(887,024)	$(11,287,896)	11,784,911	$150,887,964

Total Net decrease	(53,599,083)	$(694,405,126)	(99,003,663)	$(1,192,655,494)

	Year Ended 12/31/19		Year Ended 12/31/18
Small-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,592,601	$69,580,751	3,846,086	$75,910,168
Shares issued in reinvestment of distributions	368,502	7,425,324	441,848	7,812,915
Shares issued in reorganization	—	—	4,742,227	93,993,542
Shares redeemed	(4,766,212)	(91,979,972)	(5,597,874)	(113,329,554)

Net increase (decrease)	(805,109)	$(14,973,897)	3,432,287	$64,387,071

Investor A
Shares sold	4,247,146	$82,378,182	6,007,538	$122,943,077
Shares issued in reinvestment of distributions	404,884	8,170,561	542,055	9,614,414
Shares issued in reorganization	—	—	728,215	14,412,111
Shares redeemed	(6,385,884)	(123,589,696)	(4,864,627)	(98,251,584)

Net increase (decrease)	(1,733,854)	$(33,040,953)	2,413,181	$48,718,018

Class K
Shares sold	28,513,761	$554,627,760	50,807,052	$1,030,948,264
Shares issued in reinvestment of distributions	2,471,848	49,956,052	2,088,698	37,057,378
Shares redeemed	(13,712,219)	(268,010,304)	(20,977,651)	(410,587,509)

Net increase	17,273,390	$336,573,508	31,918,099	$657,418,133

Investor P
Shares sold	764,226	$14,806,788	120,990	$2,233,494
Shares issued in reinvestment of distributions	465,565	9,367,159	613,215	10,792,580
Shares issued in reorganization	—	—	15,271,535	302,329,098
Shares redeemed	(2,247,336)	(43,579,725)	(245,477)	(4,384,770)

Net increase (decrease)	(1,017,545)	$(19,405,778)	15,760,263	$310,970,402

Total Net Increase	13,716,882	$269,152,880	53,523,830	$1,081,493,624

As of December 31, 2019, shares owned by BlackRock Financial Management Inc., an affiliate of the Funds, were as follows:

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund
Investor P	14,420	9,191

12.	SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors of BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. (the “Funds”), including the schedule of investments of iShares MSCI EAFE International Index Fund, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

Important Tax Information (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Payable Date	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index
Qualified Dividend Income for Individuals(a)(b)	12/13/2019	90.83%	49.99%
Qualified Business Income(a)	12/13/2019	—	7.15%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	12/13/2019	—	48.13%
Foreign Source Income	12/13/2019	89.67%	—
Foreign Taxes Paid Per Share(c)	12/13/2019	$0.038681	—
Federal Obligation Interest(d)	12/13/2019		1.24%
Qualified Interest Income and Short-Term Capital Gains for non-U.S. Residents(e)	12/13/2019	—	28.37%

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)

The law varies in each state as to whether and what percentage of ordinary dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes

(e)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, iShares Russell 2000 Small-Cap Index Fund distributed long-term capital gains of $0.315902 per share to shareholders of record on December 11, 2019.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Series Portfolio Information as of December 31, 2019	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Russell 2000 ETF	0.5%
Novocure Ltd.	0.3
Medicines Co.	0.3
Generac Holdings, Inc.	0.3
Lumentum Holdings, Inc.	0.3
Teladoc Health, Inc.	0.3
Arrowhead Pharmaceuticals, Inc.	0.3
Haemonetics Corp.	0.3
Marriott Vacations Worldwide Corp.	0.3
Performance Food Group Co.	0.3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	18%
Financials	17
Industrials	16
Information Technology	13
Short-Term Securities	13
Consumer Discretionary	11
Real Estate	8
Materials	4
Utilities	4
Energy	3
Consumer Staples	3
Communication Services	2
Investment companies	— (a)
Liabilities in Excess of Other Assets	(12)

(a)	Represents less than 1%.

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SERIES PORTFOLIO INFORMATION	47

Schedule of Investments December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.5%

Advertising Agencies — 0.2%
Boston Omaha Corp., Class A(a)(b)	15,594	$328,098
Cardlytics, Inc.(b)	23,130	1,453,952
Clear Channel Outdoor Holdings, Inc.(b)	75,454	215,798
Emerald Expositions Events, Inc.	36,756	387,776
Fluent, Inc.(a)(b)	64,666	161,665
Marchex, Inc., Class B(b)	54,767	207,019
MDC Partners, Inc., Class A(b)	88,049	244,776
National CineMedia, Inc.	96,299	702,020
QuinStreet, Inc.(b)	70,546	1,080,059
Viad Corp.	31,100	2,099,250

		6,880,413

Aerospace — 1.0%
AAR Corp.	51,730	2,333,023
Aerojet Rocketdyne Holdings, Inc.(a)(b)	112,826	5,151,635
AeroVironment, Inc.(b)	33,106	2,043,965
Astronics Corp.(a)(b)	41,456	1,158,695
Axon Enterprise, Inc.(b)	90,087	6,601,575
Cubic Corp.(a)	48,286	3,069,541
Ducommun, Inc.(b)	16,670	842,335
Kaman Corp.	42,741	2,817,487
Kratos Defense & Security Solutions, Inc.(a)(b)	139,166	2,506,380
Moog, Inc., Class A	49,654	4,236,976
Triumph Group, Inc.(a)	77,157	1,949,757

		32,711,369

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	6,182	221,501
Andersons, Inc.	48,596	1,228,507
Cadiz, Inc.(a)(b)	20,453	225,392
Cal-Maine Foods, Inc.	53,803	2,300,078
Calavo Growers, Inc.	28,283	2,562,157
Fresh Del Monte Produce, Inc.(a)	48,130	1,683,587
Limoneira Co.	23,776	457,213
Sanderson Farms, Inc.	31,310	5,517,448

		14,195,883

Air Transport — 0.6%
Air Transport Services Group, Inc.(b)	90,299	2,118,414
Allegiant Travel Co.	20,077	3,494,201
Atlas Air Worldwide Holdings, Inc.(a)(b)	35,694	984,084
Era Group, Inc.(a)(b)	30,613	311,334
Hawaiian Holdings, Inc.	73,271	2,146,108
Mesa Air Group, Inc.(a)(b)	31,670	283,130
SkyWest, Inc.	77,312	4,996,674
Spirit Airlines, Inc.(b)	105,935	4,270,240

		18,604,185

Alternative Energy — 0.2%
Ameresco, Inc., Class A(a)(b)	33,960	594,300
Green Brick Partners, Inc.(b)	37,548	431,051
Green Plains, Inc.	56,094	865,531
REX American Resources Corp.(a)(b)	8,560	701,578
Sunnova Energy International, Inc.(b)	20,457	228,300
TerraForm Power, Inc., Class A	133,983	2,061,998
Vivint Solar, Inc.(a)(b)	67,427	489,520

		5,372,278

Aluminum — 0.1%
Century Aluminum Co.(b)	75,737	569,163
Kaiser Aluminum Corp.	24,512	2,718,136

		3,287,299

Asset Management & Custodian — 0.9%
Ares Management Corp., Class A	112,251	4,006,238
Arlington Asset Investment Corp., Class A	57,878	322,380

Security	Shares	Value

Asset Management & Custodian (continued)
Artisan Partners Asset Management, Inc., Class A	77,405	$2,501,730
AssetMark Financial Holdings(a)(b)	21,460	622,769
B. Riley Financial, Inc.	31,882	802,789
BrightSphere Investment Group PLC(b)	107,278	1,096,381
Cohen & Steers, Inc.	35,142	2,205,512
Cowen, Inc., Class A(b)	43,374	683,140
Diamond Hill Investment Group, Inc.	4,949	695,136
Federated Investors, Inc., Class B	151,871	4,949,476
Focus Financial Partners, Inc., Class A(b)	46,974	1,384,324
GAMCO Investors, Inc., Class A(a)	7,838	152,763
Hamilton Lane, Inc., Class A	35,185	2,097,026
Oppenheimer Holdings, Inc., Class A	14,824	407,363
PJT Partners, Inc., Class A	34,944	1,577,023
Pzena Investment Management, Inc., Class A	26,782	230,861
Sculptor Capital Management, Inc.	26,217	579,396
Silvercrest Asset Management Group, Inc., Class A	12,496	157,200
Virtus Investment Partners, Inc.	10,297	1,253,351
Waddell & Reed Financial, Inc., Class A	111,642	1,866,654
Westwood Holdings Group, Inc.	12,597	373,123
WisdomTree Investments, Inc.	205,565	994,935

		28,959,570

Auto Parts — 0.9%
Adient PLC(b)	135,434	2,877,972
American Axle & Manufacturing Holdings, Inc.(b)	172,970	1,861,157
Dana, Inc.	224,685	4,089,267
Dorman Products, Inc.(b)	41,573	3,147,908
Fox Factory Holding Corp.(b)	58,109	4,042,643
Gentherm, Inc.(a)(b)	51,103	2,268,462
Meritor, Inc.(a)(b)	118,536	3,104,458
Standard Motor Products, Inc.	32,529	1,731,193
Stoneridge, Inc.(a)(b)	41,099	1,205,023
Tenneco, Inc., Class A	78,619	1,029,909
Visteon Corp.(a)(b)	43,130	3,734,627

		29,092,619

Auto Services — 0.1%
Cooper Tire & Rubber Co.	77,649	2,232,409

Back Office Support, HR & Consulting — 1.8%
ASGN, Inc.(b)	78,921	5,601,023
Barrett Business Services, Inc.	11,159	1,009,443
BG Staffing, Inc.	15,185	332,400
CBIZ, Inc.(b)	79,682	2,148,227
Conduent, Inc.(a)(b)	267,112	1,656,094
CRA International, Inc.	11,861	646,069
DHI Group, Inc.(b)	80,180	241,342
Exela Technologies, Inc.(a)(b)	64,951	26,481
ExlService Holdings, Inc.(b)	51,772	3,596,083
Forrester Research, Inc.	16,348	681,712
FTI Consulting, Inc.(a)(b)	58,390	6,461,437
GP Strategies Corp.(b)	19,286	255,154
Hackett Group, Inc.	37,694	608,381
Heidrick & Struggles International, Inc.	29,151	947,408
Huron Consulting Group, Inc.(b)	34,628	2,379,636
ICF International, Inc.	28,026	2,567,742
Insperity, Inc.	58,704	5,050,892
Kelly Services, Inc., Class A	51,099	1,153,815
Kforce, Inc.	36,013	1,429,716
Korn Ferry	87,756	3,720,854
Liquidity Services, Inc.(b)	42,149	251,208
MAXIMUS, Inc.	98,239	7,307,999
NV5 Global, Inc.(a)(b)	16,066	810,530
PRGX Global, Inc.(a)(b)	30,221	148,687
Resources Connection, Inc.	47,097	769,094
StarTek, Inc.(b)	24,267	193,651

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
Sykes Enterprises, Inc.(b)	59,178	$2,188,994
Target Hospitality Corp.(a)(b)	49,812	249,060
TriNet Group, Inc.(a)(b)	69,015	3,906,939
TrueBlue, Inc.(a)(b)	61,410	1,477,525
TTEC Holdings, Inc.	22,211	880,000

		58,697,596

Banks: Diversified — 9.6%
1st Constitution Bancorp	11,579	256,243
1st Source Corp.	26,399	1,369,580
ACNB Corp.	10,705	404,863
Allegiance Bancshares, Inc.(a)(b)	30,369	1,141,874
Amalgamated Bank, Class A	21,692	421,909
Ambac Financial Group, Inc.(b)	69,786	1,505,284
Amerant Bancorp, Inc.(a)(b)	30,132	656,576
American National Bankshares, Inc.	16,526	653,934
Ameris Bancorp	94,371	4,014,542
Ames National Corp.	13,884	389,585
Arrow Financial Corp.	19,700	744,660
Atlantic Capital Bancshares, Inc.(b)	35,042	643,021
Atlantic Union Bankshares Corp.	125,520	4,713,276
BancFirst Corp.	30,321	1,893,243
Banco Latinoamericano de Comercio Exterior SA	46,340	990,749
Bancorp, Inc.(a)(b)	78,264	1,015,084
BancorpSouth Bank	159,655	5,014,764
Bank First Corp.	9,082	635,831
Bank of Commerce Holdings	26,926	311,534
Bank of Marin Bancorp	20,670	931,183
Bank of NT Butterfield & Son Ltd.	90,803	3,361,527
Bank of Princeton	8,790	276,797
Bank7 Corp.	5,814	110,233
Bankwell Financial Group, Inc.	10,436	300,974
Banner Corp.	48,360	2,736,692
Bar Harbor Bankshares	23,460	595,649
Baycom Corp.(b)	16,794	381,896
BCB Bancorp, Inc.	21,356	294,499
Boston Private Financial Holdings, Inc.	108,995	1,311,210
Bridge Bancorp, Inc.	25,468	853,942
Bridgewater Bancshares, Inc.(b)	36,905	508,551
Bryn Mawr Bank Corp.	35,335	1,457,215
Business First Bancshares, Inc.	19,278	480,601
Byline Bancorp, Inc.	37,600	735,832
C&F Financial Corp.	5,021	277,812
Cadence BanCorp	189,433	3,434,420
Cambridge Bancorp	6,684	535,723
Camden National Corp.	25,808	1,188,716
Capital Bancorp, Inc.(b)	12,344	183,802
Capital City Bank Group, Inc.	21,308	649,894
Capitol Federal Financial, Inc.	203,623	2,795,744
Capstar Financial Holdings, Inc.	23,851	397,119
Carolina Financial Corp.	32,641	1,411,070
Carter Bank & Trust(a)(b)	35,795	849,057
Cathay General Bancorp	128,441	4,887,180
CBTX, Inc.	28,088	874,099
CenterState Bank Corp.	192,050	4,797,409
Central Pacific Financial Corp.	35,589	1,052,723
Central Valley Community Bancorp	18,349	397,623
Century Bancorp, Inc., Class A	4,568	410,937
Chemung Financial Corp.	5,635	239,488
Citizens & Northern Corp.	18,420	520,365
City Holding Co.	25,105	2,057,355
Civista Bancshares, Inc.	24,771	594,504
CNB Financial Corp.	22,441	733,372
Coastal Financial Corp./WA(b)	12,097	199,238
Codorus Valley Bancorp, Inc.	15,022	345,957

Security	Shares	Value

Banks: Diversified (continued)
Colony Bankcorp, Inc.	11,529	$190,229
Columbia Banking System, Inc.	105,777	4,303,537
Columbia Financial, Inc.(a)(b)	82,355	1,395,094
Community Bank System, Inc.	77,558	5,501,965
Community Bankers Trust Corp.	33,570	298,102
Community Financial Corp.	7,638	271,684
Community Trust Bancorp, Inc.	24,012	1,119,920
ConnectOne Bancorp, Inc.	51,980	1,336,926
CrossFirst Bankshares, Inc.(b)	10,127	146,031
Customers Bancorp, Inc.(b)	43,921	1,045,759
CVB Financial Corp.	206,219	4,450,206
Eagle Bancorp, Inc.	49,855	2,424,449
Enterprise Bancorp, Inc.	13,701	464,053
Enterprise Financial Services Corp.	38,421	1,852,276
Equity Bancshares, Inc., Class A(a)(b)	23,085	712,634
Esquire Financial Holdings, Inc.(b)	9,912	258,406
Evans Bancorp, Inc.	7,228	289,843
Farmers & Merchants Bancorp, Inc./Archbold	15,649	471,817
Farmers National Banc Corp.	40,062	653,812
FB Financial Corp.	26,825	1,062,002
Fidelity D&D Bancorp, Inc.(a)	4,350	270,614
Financial Institutions, Inc.	24,212	777,205
First Bancorp, Inc.	15,794	477,453
First BanCorp, Puerto Rico	324,190	3,433,172
First Bancorp/Southern Pines NC	49,023	1,956,508
First Bancshares, Inc.(a)	25,880	919,258
First Bank/Hamilton	25,273	279,267
First Busey Corp.	88,453	2,432,457
First Business Financial Services, Inc.	13,033	343,159
First Choice Bancorp	15,625	421,250
First Commonwealth Financial Corp.	146,135	2,120,419
First Community Bancshares, Inc.	23,705	735,329
First Financial Bancorp	148,184	3,769,801
First Financial Bankshares, Inc.	198,233	6,957,978
First Financial Corp.	20,771	949,650
First Foundation, Inc.	61,364	1,067,734
First Guaranty Bancshares, Inc.	8,000	174,160
First Internet Bancorp	15,484	367,126
First Interstate Bancsystem, Inc., Class A	60,758	2,546,975
First Merchants Corp.	89,036	3,703,007
First Mid Bancshares, Inc.	22,989	810,362
First Midwest Bancorp, Inc.	161,719	3,729,240
First Northwest Bancorp	13,646	247,402
First of Long Island Corp.	37,806	948,174
Flagstar Bancorp, Inc.	55,453	2,121,077
FNCB Bancorp, Inc.	26,335	222,531
Franklin Financial Network, Inc.(a)	20,468	702,666
Franklin Financial Services Corp.	6,555	253,613
FS Bancorp, Inc.	6,173	393,776
Fulton Financial Corp.	251,053	4,375,854
FVCBankcorp, Inc.(a)(b)	18,875	329,746
German American Bancorp, Inc.	38,621	1,375,680
Glacier Bancorp, Inc.	134,158	6,169,926
Great Western Bancorp, Inc.	80,467	2,795,424
Guaranty Bancshares, Inc.	12,827	421,752
Hancock Whitney Corp.	144,178	6,326,531
Hanmi Financial Corp.	35,695	713,722
HarborOne Bancorp, Inc.(a)(b)	42,242	464,240
Hawthorn Bancshares, Inc.	8,966	228,633
Heartland Financial USA, Inc.	60,031	2,985,942
Heritage Commerce Corp.	104,705	1,343,365
Home BancShares, Inc.	239,655	4,711,617
Hope Bancorp, Inc.	182,868	2,717,418
Horizon Bancorp	57,633	1,095,027

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
Howard Bancorp, Inc.(a)(b)	19,824	$334,629
Iberiabank Corp.	84,510	6,323,883
Independent Bank Corp.	84,955	5,032,162
Independent Bank Group, Inc.	60,994	3,381,507
International Bancshares Corp.	90,956	3,917,475
Investar Holding Corp.	14,431	346,344
Lakeland Bancorp, Inc.	85,728	1,489,953
Lakeland Financial Corp.	38,053	1,861,933
LCNB Corp.	19,333	373,127
Level One Bancorp, Inc.	7,830	197,003
Live Oak Bancshares, Inc.(a)	39,516	751,199
Luther Burbank Corp.	30,245	348,725
Macatawa Bank Corp.	40,246	447,938
Mackinac Financial Corp.	14,286	249,434
MainStreet Bancshares, Inc.(b)	11,141	256,243
Mercantile Bank Corp.	24,935	909,379
Merchants Bancorp	13,014	256,506
Metrocity Bankshares, Inc.	24,708	432,637
Metropolitan Bank Holding Corp.(b)	10,942	527,733
Mid Penn Bancorp, Inc.	10,654	306,835
Midland States Bancorp, Inc.	34,106	987,710
MVB Financial Corp.	14,846	369,962
National Bank Holdings Corp., Class A	45,195	1,591,768
National Bankshares, Inc.	9,828	441,572
NBT Bancorp, Inc.	63,747	2,585,578
Nicolet Bankshares, Inc.(a)(b)	14,573	1,076,216
Northeast Bank(b)	11,696	257,195
Northrim BanCorp, Inc.	10,547	403,950
Norwood Financial Corp.	8,952	348,233
Oak Valley Bancorp	10,559	205,478
OFG Bancorp	78,947	1,863,939
Ohio Valley Banc Corp.	6,322	250,478
Old National Bancorp	262,066	4,793,187
Old Second Bancorp, Inc.	44,786	603,267
OP Bancorp	20,263	210,127
Opus Bank	34,255	886,177
Origin Bancorp, Inc.	29,560	1,118,550
Orrstown Financial Services, Inc.	16,902	382,323
Pacific Mercantile Bancorp(b)	30,165	244,940
Pacific Premier Bancorp, Inc.	89,181	2,907,747
Park National Corp.	21,842	2,236,184
Parke Bancorp, Inc.	14,206	360,690
PCB Bancorp	19,273	333,037
PCSB Financial Corp.	25,307	512,467
Peapack Gladstone Financial Corp.	29,393	908,244
Penns Woods Bancorp, Inc.	10,773	383,088
People’s Utah Bancorp	25,061	754,837
Peoples Bancorp of North Carolina, Inc.	7,111	233,596
Peoples Bancorp, Inc.	32,001	1,109,155
Peoples Financial Services Corp.	10,742	540,860
Pioneer Bancorp, Inc.(a)(b)	16,841	257,836
Preferred Bank	21,874	1,314,409
Premier Financial Bancorp, Inc.	20,476	371,435
Provident Financial Services, Inc.	95,942	2,364,970
QCR Holdings, Inc.	23,046	1,010,798
RBB Bancorp	25,984	550,081
Red River Bancshares, Inc.(a)(b)	10,173	570,298
Reliant Bancorp Inc.	15,959	354,928
Renasant Corp.	88,031	3,118,058
Republic Bancorp, Inc., Class A	15,178	710,330
Republic First Bancorp, Inc.(a)(b)	66,556	278,204
S&T Bancorp, Inc.	57,297	2,308,496
Sandy Spring Bancorp, Inc.	58,924	2,232,041
SB One Bancorp	12,221	304,547

Security	Shares	Value

Banks: Diversified (continued)
Seacoast Banking Corp. of Florida(b)	78,415	$2,397,147
Select Bancorp, Inc.(b)	25,476	313,355
ServisFirst Bancshares, Inc.	81,966	3,088,479
Shore Bancshares, Inc.	20,160	349,978
Sierra Bancorp	21,851	636,301
Simmons First National Corp., Class A	140,602	3,766,728
SmartFinancial, Inc.	19,773	467,631
South Plains Financial, Inc.	24,064	502,216
South State Corp.	52,304	4,537,372
Southern First Bancshares, Inc.(b)	10,774	457,787
Southern National Bancorp of Virginia, Inc.	30,730	502,435
Southside Bancshares, Inc.	49,859	1,851,763
Spirit of Texas Bancshares, Inc.(a)(b)	21,878	503,194
Stock Yards Bancorp, Inc.	31,665	1,300,165
Summit Financial Group, Inc.	17,962	486,591
Tompkins Financial Corp.	22,661	2,073,481
TowneBank	110,273	3,067,795
Trico Bancshares	44,991	1,836,083
TriState Capital Holdings, Inc.(a)(b)	37,372	976,157
Triumph Bancorp, Inc.(a)(b)	37,540	1,427,271
TrustCo Bank Corp. NY	143,381	1,243,113
Trustmark Corp.	100,232	3,459,006
UMB Financial Corp.	70,378	4,830,746
Union Bankshares, Inc.	5,888	213,499
United Bankshares, Inc.	150,723	5,826,951
United Community Banks, Inc.	82,241	2,539,602
United Community Financial Corp.	72,700	847,682
United Security Bancshares	21,059	225,963
Unity Bancorp, Inc.	12,337	278,446
Univest Financial Corp.	44,605	1,194,522
Valley National Bancorp	598,739	6,855,562
Veritex Holdings, Inc.	80,072	2,332,497
Washington Trust Bancorp, Inc.	23,349	1,255,943
WesBanco, Inc.	107,833	4,075,009
West BanCorp., Inc.	24,770	634,855
Westamerica BanCorp	40,646	2,754,579

		318,883,480

Banks: Savings, Thrift & Mortgage Lending — 1.4%
Axos Financial, Inc.(b)	89,064	2,696,858
Banc of California, Inc.	70,197	1,205,984
BankFinancial Corp.	21,105	276,053
Berkshire Hills Bancorp, Inc.	71,424	2,348,421
Brookline Bancorp, Inc.	105,892	1,742,982
Dime Community Bancshares, Inc.	49,604	1,036,228
Entegra Financial Corp.(a)(b)	10,661	321,536
ESSA Bancorp, Inc.	14,566	246,894
First Capital, Inc.	5,137	375,001
First Defiance Financial Corp.	30,721	967,404
First Financial Northwest, Inc.	12,137	181,327
Flushing Financial Corp.	41,720	901,361
Great Southern Bancorp, Inc.	20,032	1,268,426
Greene County Bancorp, Inc.	4,997	143,864
Heritage Financial Corp.	55,415	1,568,245
Hingham Institution for Savings	2,193	460,969
Home Bancorp, Inc.	12,170	476,942
HomeStreet, Inc.(a)(b)	30,285	1,029,690
Investors Bancorp, Inc.	356,126	4,243,241
Kearny Financial Corp.	127,600	1,764,708
Ladder Capital Corp.	159,745	2,881,800
Malvern Bancorp, Inc.(a)(b)	11,531	266,251
Meridian Bancorp, Inc.	74,670	1,500,120
MutualFirst Financial, Inc.	9,146	362,822
Northfield Bancorp, Inc.	67,997	1,153,229
Northwest Bancshares, Inc.	155,827	2,591,403

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
OceanFirst Financial Corp.	78,158	$1,996,155
Ocwen Financial Corp.(b)	204,304	279,896
Ponce de Leon Federal Bank(b)	12,884	189,395
Provident Bancorp, Inc.(a)(b)	13,469	167,689
Provident Financial Holdings, Inc.	9,273	203,079
Prudential Bancorp, Inc.	12,857	238,240
Richmond Mutual BanCorp., Inc.(a)(b)	20,397	325,536
Riverview Bancorp, Inc.	33,005	270,971
Southern Missouri Bancorp, Inc.	12,310	472,212
Sterling Bancorp, Inc.	27,375	221,738
Territorial Bancorp, Inc.	12,609	390,122
Timberland Bancorp, Inc.	11,454	340,642
Washington Federal, Inc.	124,764	4,572,601
Waterstone Financial, Inc.	36,905	702,302
Western New England Bancorp, Inc.	36,802	354,403
WSFS Financial Corp.(a)	81,183	3,571,240

		46,307,980

Beverage: Brewers & Distillers — 0.2%
Boston Beer Co., Inc., Class A(a)(b)	12,903	4,875,399
Craft Brew Alliance, Inc.(a)(b)	17,977	296,620
Primo Water Corp.(a)(b)	54,215	608,563

		5,780,582

Beverage: Soft Drinks — 0.1%
Celsius Holdings, Inc.(a)(b)	40,695	196,557
Coca-Cola Consolidated, Inc.(a)	7,256	2,061,067
Farmer Bros Co.(b)	16,144	243,128
National Beverage Corp.(a)(b)	18,352	936,319
New Age Beverages Corp.(a)(b)	116,112	211,324

		3,648,395

Biotechnology — 7.4%
Acceleron Pharma, Inc.(b)	73,500	3,896,970
Acer Therapeutics, Inc.(a)(b)	12,789	51,284
Acorda Therapeutics, Inc.(a)(b)	67,973	138,665
ADMA Biologics, Inc.(a)(b)	77,032	308,128
Aduro Biotech, Inc.(a)(b)	95,516	112,709
Adverum Biotechnologies, Inc.(a)(b)	83,782	965,169
Aeglea BioTherapeutics, Inc.(b)	39,362	300,726
Affimed NV(a)(b)	142,675	390,929
Agenus, Inc.(b)	165,392	673,145
AgeX Therapeutics, Inc.(a)(b)	31,755	57,794
Aimmune Therapeutics, Inc.(a)(b)	68,993	2,309,196
Akcea Therapeutics, Inc.(a)(b)	19,185	324,994
Akebia Therapeutics, Inc.(b)	182,199	1,151,498
Akero Therapeutics, Inc.(b)	7,286	161,713
Albireo Pharma, Inc.(b)	16,171	411,067
Aldeyra Therapeutics, Inc.(a)(b)	33,673	195,640
Alector, Inc.(a)(b)	46,967	809,241
Allakos, Inc.(a)(b)	30,071	2,867,571
Allogene Therapeutics, Inc.(a)(b)	60,115	1,561,788
AMAG Pharmaceuticals, Inc.(a)(b)	52,112	634,203
Amicus Therapeutics, Inc.(a)(b)	423,584	4,125,708
AnaptysBio, Inc.(b)	37,929	616,346
Anavex Life Sciences Corp.(a)(b)	64,094	166,003
ANI Pharmaceuticals, Inc.(b)	14,169	873,802
Apellis Pharmaceuticals, Inc.(b)	78,122	2,392,096
Applied Therapeutics, Inc.(a)(b)	11,425	311,674
Aprea Therapeutics, Inc.(b)	10,046	461,011
Arcus Biosciences, Inc.(b)	49,619	501,152
Ardelyx, Inc.(a)(b)	72,872	546,904
Arena Pharmaceuticals, Inc.(b)	83,177	3,777,899
ArQule, Inc.(b)	174,632	3,485,655
Arvinas Holding Co. LLC(b)	33,338	1,369,858
Assembly Biosciences, Inc.(a)(b)	34,896	713,972

Security	Shares	Value

Biotechnology (continued)
Atara Biotherapeutics, Inc.(a)(b)	79,592	$1,310,880
Athenex, Inc.(b)	106,067	1,619,643
Athersys, Inc.(a)(b)	193,428	237,916
Atreca, Inc., Class A(a)(b)	9,924	153,524
Audentes Therapeutics, Inc.(b)	70,326	4,208,308
Avid Bioservices, Inc.(a)(b)	86,860	666,216
Avrobio, Inc.(a)(b)	31,821	640,557
Axcella Health, Inc.(b)	1,299	5,209
Baudax Bio, Inc.(a)(b)	11,614	80,369
Beyondspring, Inc.(a)(b)	18,517	287,013
BioCryst Pharmaceuticals, Inc.(b)	257,344	887,837
BioDelivery Sciences International, Inc.(b)	128,783	813,909
Biohaven Pharmaceutical Holding Co. Ltd.(b)	60,395	3,287,904
BioTelemetry, Inc.(a)(b)	51,244	2,372,597
Bioxcel Therapeutics, Inc.(b)	9,001	131,505
Blueprint Medicines Corp.(b)	77,738	6,227,591
Bridgebio Pharma, Inc.(a)(b)	34,950	1,224,997
Calithera Biosciences, Inc.(a)(b)	70,848	404,542
Calyxt, Inc.(b)	13,922	97,593
CASI Pharmaceuticals, Inc.(a)(b)	74,900	231,441
Castle Biosciences, Inc.(a)(b)	5,633	193,606
Catalyst Pharmaceuticals, Inc.(a)(b)	149,855	561,956
CEL-SCI Corp.(a)(b)	41,944	383,788
Celcuity, Inc.(b)	8,565	91,132
Cellular Biomedicine Group, Inc.(b)	18,390	298,654
Checkpoint Therapeutics, Inc.(b)	34,417	59,197
ChemoCentryx, Inc.(b)	62,639	2,477,372
Chiasma, Inc.(a)(b)	51,911	257,479
Clovis Oncology, Inc.(a)(b)	77,425	807,156
Codexis, Inc.(a)(b)	81,868	1,309,069
Coherus Biosciences, Inc.(b)	96,215	1,732,351
Collegium Pharmaceutical, Inc.(a)(b)	49,881	1,026,551
Constellation Pharmaceuticals, Inc.(a)(b)	24,018	1,131,488
Contra GTX, Inc.(a)(b)(c)	944	1,935
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	91,045	497,106
Cortexyme, Inc.(a)(b)	16,037	900,317
Crinetics Pharmaceuticals, Inc.(a)(b)	16,753	420,333
Cue Biopharma, Inc.(a)(b)	30,876	490,156
Cyclerion Therapeutics, Inc.(a)(b)	35,776	97,311
Cymabay Therapeutics, Inc.(b)	106,168	208,089
Cytokinetics, Inc.(a)(b)	86,459	917,330
CytomX Therapeutics, Inc.(a)(b)	68,663	570,590
CytoSorbents Corp.(b)	45,712	175,991
Deciphera Pharmaceuticals, Inc.(b)	30,983	1,928,382
Denali Therapeutics, Inc.(a)(b)	74,029	1,289,585
Dermira, Inc.(b)	72,795	1,103,572
Dynavax Technologies Corp.(a)(b)	128,544	735,272
Editas Medicine, Inc.(a)(b)	84,446	2,500,446
Eidos Therapeutics, Inc.(a)(b)	17,220	988,256
Eiger Biopharmaceuticals, Inc.(b)	35,440	528,056
Emergent Biosolutions, Inc.(b)	70,990	3,829,910
Enochian Biosciences, Inc.(b)	26,154	131,293
Enzo Biochem, Inc.(b)	67,446	177,383
Epizyme, Inc.(b)	120,840	2,972,664
Evelo Biosciences, Inc.(a)(b)	20,162	81,858
Evofem Biosciences, Inc.(a)(b)	21,125	130,341
EyePoint Pharmaceuticals, Inc.(a)(b)	92,423	143,256
Fate Therapeutics, Inc.(a)(b)	97,386	1,905,844
FibroGen, Inc.(a)(b)	124,742	5,350,184
Five Prime Therapeutics, Inc.(b)	50,910	233,677
Forty Seven, Inc.(b)	34,075	1,341,533
Fulcrum Therapeutics, Inc.(b)	6,921	115,165
G1 Therapeutics, Inc.(a)(b)	52,487	1,387,231
GenMark Diagnostics, Inc.(a)(b)	84,092	404,483

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Geron Corp.(a)(b)	269,250	$366,180
Global Blood Therapeutics, Inc.(a)(b)	90,749	7,213,638
GlycoMimetics, Inc.(a)(b)	51,030	269,949
Gossamer Bio, Inc.(a)(b)	66,600	1,040,958
Gritstone Oncology, Inc.(b)	37,815	339,201
Halozyme Therapeutics, Inc.(a)(b)	235,254	4,171,053
Harpoon Therapeutics, Inc.(b)	11,199	165,633
Heron Therapeutics, Inc.(a)(b)	136,686	3,212,121
Homology Medicines, Inc.(b)	38,240	791,568
Hookipa Pharma, Inc.(a)(b)	21,540	263,434
ImmunoGen, Inc.(b)	224,399	1,145,557
Immunomedics, Inc.(a)(b)	275,258	5,824,459
Inovio Pharmaceuticals, Inc.(a)(b)	141,150	465,795
Insmed, Inc.(a)(b)	137,500	3,283,500
Intellia Therapeutics, Inc.(a)(b)	59,698	875,770
Intercept Pharmaceuticals, Inc.(b)	38,851	4,814,416
Intrexon Corp.(a)(b)	110,844	607,425
Invitae Corp.(a)(b)	133,806	2,158,291
Iovance Biotherapeutics, Inc.(a)(b)	182,485	5,051,185
Jounce Therapeutics, Inc.(b)	23,416	204,422
Kadmon Holdings, Inc.(a)(b)	253,277	1,147,345
Kala Pharmaceuticals, Inc.(a)(b)	32,605	120,312
Kaleido Biosciences, Inc.(a)(b)	29,927	150,234
KalVista Pharmaceuticals, Inc.(a)(b)	17,701	315,255
Karuna Therapeutics, Inc.(b)	7,064	532,202
Karyopharm Therapeutics, Inc.(b)	91,299	1,750,202
Kezar Life Sciences, Inc.(b)	23,224	93,128
Kindred Biosciences, Inc.(a)(b)	56,408	478,340
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	21,069	233,023
Kodiak Sciences, Inc.(a)(b)	36,658	2,637,543
Krystal Biotech, Inc.(a)(b)	16,307	903,082
Kura Oncology, Inc.(b)	52,743	725,216
Lexicon Pharmaceuticals, Inc.(a)(b)	62,527	259,487
Ligand Pharmaceuticals, Inc.(b)	27,705	2,889,354
Lineage Cell Therapeutics, Inc.(a)(b)	162,712	144,814
LogicBio Therapeutics, Inc.(a)(b)	12,342	88,862
MacroGenics, Inc.(a)(b)	73,761	802,520
Madrigal Pharmaceuticals, Inc.(b)	12,093	1,101,793
Magenta Therapeutics, Inc.(a)(b)	29,530	447,675
MannKind Corp.(a)(b)	284,218	366,641
Marinus Pharmaceuticals, Inc.(b)	74,919	161,825
Marker Therapeutics, Inc.(a)(b)	40,458	116,519
MediciNova, Inc.(a)(b)	62,297	419,882
MeiraGTx Holdings PLC(a)(b)	26,231	525,145
Menlo Therapeutics, Inc.(b)	23,125	107,300
Mersana Therapeutics, Inc.(a)(b)	53,620	307,243
Millendo Therapeutics, Inc.(a)(b)	14,021	94,502
Minerva Neurosciences, Inc.(b)	44,404	315,712
Mirati Therapeutics, Inc.(b)	42,058	5,419,594
Mirum Pharmaceuticals, Inc.(a)(b)	8,546	209,548
Molecular Templates, Inc.(b)	26,289	367,652
Momenta Pharmaceuticals, Inc.(b)	153,188	3,022,399
Morphic Holding, Inc.(a)(b)	7,537	129,335
Mustang Bio, Inc.(b)	41,563	169,577
Myriad Genetics, Inc.(b)	109,385	2,978,554
Natera, Inc.(b)	98,143	3,306,438
Neon Therapeutics, Inc.(b)	21,282	25,113
NextCure, Inc.(b)	22,558	1,270,692
NGM Biopharmaceuticals, Inc.(a)(b)	40,271	744,611
Novavax, Inc.(a)(b)	35,038	139,451
Odonate Therapeutics, Inc.(b)	18,228	591,499
Omeros Corp.(a)(b)	72,026	1,014,846
Oncocyte Corp.(b)	32,093	72,209
OPKO Health, Inc.(a)(b)	665,279	977,960

Security	Shares	Value

Biotechnology (continued)
Pacific Biosciences of California, Inc.(b)	221,597	$1,139,009
Palatin Technologies, Inc.(a)(b)	306,818	239,993
PDL BioPharma, Inc.(a)(b)	176,257	571,954
Personalis, Inc.(a)(b)	13,578	148,000
Pfenex, Inc.(a)(b)	46,312	508,506
PhaseBio Pharmaceuticals, Inc.(b)	20,486	125,169
Phathom Pharmaceuticals, Inc.(b)	16,742	521,346
Pieris Pharmaceuticals, Inc.(b)	70,119	253,831
Precision BioSciences, Inc.(a)(b)	60,632	842,178
Prevail Therapeutics, Inc.(b)	11,310	179,037
Principia Biopharma, Inc.(b)	29,174	1,598,152
Progenics Pharmaceuticals, Inc.(a)(b)	134,270	683,434
Protagonist Therapeutics, Inc.(b)	30,167	212,677
Prothena Corp. PLC(b)	61,467	973,023
PTC Therapeutics, Inc.(b)	95,761	4,599,401
Pulse Biosciences, Inc.(a)(b)	17,440	233,870
Puma Biotechnology, Inc.(b)	46,625	407,969
Ra Pharmaceuticals, Inc.(b)	53,738	2,521,924
RadNet, Inc.(a)(b)	64,622	1,311,827
Recro Pharma, Inc.(a)(b)	29,930	548,617
REGENXBIO, Inc.(b)	51,769	2,120,976
Repligen Corp.(b)	82,011	7,586,017
Replimune Group, Inc.(b)	17,769	254,985
resTORbio, Inc.(a)(b)	22,328	33,269
Retrophin, Inc.(b)	63,494	901,615
Rhythm Pharmaceuticals, Inc.(b)	53,075	1,218,602
Rigel Pharmaceuticals, Inc.(b)	257,459	550,962
Rocket Pharmaceuticals, Inc.(a)(b)	45,495	1,035,466
Rockwell Medical, Inc.(b)	95,504	233,030
RTI Surgical Holdings, Inc.(b)	84,809	232,377
Rubius Therapeutics, Inc.(a)(b)	53,717	510,311
Sangamo Therapeutics, Inc.(a)(b)	178,069	1,490,438
Savara, Inc.(a)(b)	46,044	206,277
Scholar Rock Holding Corp.(b)	27,102	357,204
Seres Therapeutics, Inc.(a)(b)	54,186	186,942
Solid Biosciences, Inc.(b)	29,220	130,029
Sorrento Therapeutics, Inc.(a)(b)	193,195	652,999
Spero Therapeutics, Inc.(a)(b)	16,220	155,955
SpringWorks Therapeutics, Inc.(a)(b)	16,241	625,116
Stemline Therapeutics, Inc.(a)(b)	68,992	733,385
Stoke Therapeutics, Inc.(a)(b)	13,957	395,262
Strongbridge Biopharma PLC(b)	54,034	112,931
Sutro Biopharma, Inc.(b)	16,245	178,695
Syneos Health, Inc.(a)(b)	98,241	5,842,883
Synlogic, Inc.(a)(b)	23,429	60,447
Synthorx, Inc.(b)	14,335	1,001,873
Syros Pharmaceuticals, Inc.(a)(b)	52,611	363,542
TCR2 Therapeutics, Inc.(b)	17,804	254,241
Tocagen, Inc.(a)(b)	31,275	16,676
Translate Bio, Inc.(a)(b)	60,930	495,970
Tricida, Inc.(a)(b)	33,934	1,280,669
Turning Point Therapeutics, Inc.(a)(b)	43,569	2,713,913
Twist Bioscience Corp.(a)(b)	33,648	706,608
Tyme Technologies, Inc.(a)(b)	98,792	138,309
UNITY Biotechnology, Inc.(b)	40,280	290,419
UroGen Pharma Ltd.(a)(b)	28,940	965,728
Vanda Pharmaceuticals, Inc.(a)(b)	80,563	1,322,039
VBI Vaccines, Inc.(b)	319,281	440,608
Veracyte, Inc.(b)	73,339	2,047,625
Vericel Corp.(b)	68,099	1,184,923
Verrica Pharmaceuticals, Inc.(b)	19,910	316,370
Viking Therapeutics, Inc.(a)(b)	100,368	804,951
X4 Pharmaceuticals, Inc.(b)	17,875	191,263
XBiotech, Inc.(a)(b)	29,295	546,791

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Xencor, Inc.(b)	73,055	$2,512,361
Xeris Pharmaceuticals, Inc.(b)	40,501	285,532
Y-mAbs Therapeutics, Inc.(a)(b)	38,684	1,208,875
ZIOPHARM Oncology, Inc.(a)(b)	249,347	1,176,918

		247,072,892

Building Materials — 1.3%
Armstrong Flooring, Inc.(b)	25,819	110,247
BlueLinx Holdings, Inc.(a)(b)	13,479	192,076
Builders FirstSource, Inc.(b)	176,031	4,472,948
Caesarstone Ltd.	34,907	526,048
Continental Building Products, Inc.(a)(b)	53,902	1,963,650
Cornerstone Building Brands, Inc.(a)(b)	70,149	596,968
Gibraltar Industries, Inc.(b)	49,847	2,514,283
Griffon Corp.	56,568	1,150,027
Louisiana-Pacific Corp.	188,385	5,589,383
Masonite International Corp.(b)	38,304	2,765,932
Patrick Industries, Inc.	34,830	1,826,137
PGT Innovations, Inc.(b)	87,716	1,307,845
Quanex Building Products Corp.	49,922	852,668
Simpson Manufacturing Co., Inc.	69,181	5,550,392
Summit Materials, Inc., Class A(a)(b)	175,206	4,187,423
Trex Co., Inc.(b)	92,453	8,309,676

		41,915,703

Building: Climate Control — 0.2%
AAON, Inc.(a)	63,418	3,133,483
Comfort Systems USA, Inc.	56,729	2,827,941

		5,961,424

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.(a)(b)	105,157	3,362,921
Forterra, Inc.(a)(b)	28,521	329,703
Foundation Building Materials, Inc.(a)(b)	36,693	710,009
JELD-WEN Holding, Inc.(a)(b)	104,495	2,446,228

		6,848,861

Cable Television Services — 0.2%
Liberty Latin America Ltd., Class A(b)	72,537	1,399,964
Liberty Latin America Ltd., Class C(a)(b)	175,799	3,421,049
WideOpenWest, Inc.(b)	39,377	292,177

		5,113,190

Casinos & Gambling — 0.6%
Boyd Gaming Corp.	124,458	3,726,272
Century Casinos, Inc.(b)	40,692	322,281
Eldorado Resorts, Inc.(b)	102,385	6,106,241
Inspired Entertainment, Inc.(b)	13,208	89,154
Monarch Casino & Resort, Inc.(a)(b)	17,332	841,469
Penn National Gaming, Inc.(b)	170,337	4,353,814
Scientific Games Corp., Class A(b)	86,142	2,306,883
Twin River Worldwide Holdings, Inc.	29,962	768,525

		18,514,639

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)(b)	22,653	123,912
US Concrete, Inc.(a)(b)	24,781	1,032,376

		1,156,288

Chemicals: Diversified — 0.7%
AdvanSix, Inc.(a)(b)	42,616	850,615
American Vanguard Corp.(a)	43,305	843,148
CSW Industrials, Inc.	22,807	1,756,139
GCP Applied Technologies, Inc.(a)(b)	83,683	1,900,441
Hawkins, Inc.	14,559	666,948
Ingevity Corp.(a)(b)	65,385	5,713,341
Innophos Holdings, Inc.	30,351	970,625
Landec Corp.(b)	37,064	419,194

Security	Shares	Value

Chemicals: Diversified (continued)
LSB Industries, Inc.(a)(b)	32,481	$136,420
Marrone Bio Innovations, Inc.(b)	74,453	75,198
OMNOVA Solutions, Inc.(b)	67,885	686,317
PolyOne Corp.	118,512	4,360,057
Rayonier Advanced Materials, Inc.	74,401	285,700
Sensient Technologies Corp.	65,553	4,332,398

		22,996,541

Chemicals: Specialty — 0.7%
A. Schulman, Inc.(c)	28,192	12,207
Advanced Emissions Solutions, Inc.	25,557	268,349
Amyris, Inc.(a)(b)	116,867	361,119
Balchem Corp.	49,727	5,053,755
FutureFuel Corp.	39,911	494,497
Innospec, Inc.	37,539	3,883,034
Kraton Corp.(b)	48,453	1,226,830
Livent Corp.(a)(b)	227,421	1,944,450
Orion Engineered Carbons SA	93,217	1,799,088
Park Aerospace Corp.	28,864	469,617
PQ Group Holdings, Inc.(a)(b)	58,496	1,004,961
Quaker Chemical Corp.(a)	20,263	3,333,669
Stepan Co.	31,612	3,238,333
Tronox Holdings PLC, Class A(b)	141,238	1,612,938
Valhi, Inc.	42,640	79,737

		24,782,584

Coal — 0.2%
Arch Coal, Inc., Class A	23,868	1,712,290
CONSOL Energy, Inc.(a)(b)	41,675	604,704
Contura Energy, Inc.(a)(b)	28,968	262,160
Hallador Energy Co.	30,352	90,146
Peabody Energy Corp.	116,487	1,062,362
Ramaco Resources, Inc.(b)	10,891	38,990
Warrior Met Coal, Inc.(a)	80,287	1,696,464

		5,467,116

Commercial Banks — 0.0%
HomeTrust Bancshares, Inc.	24,494	657,174

Commercial Finance & Mortgage Companies — 0.2%
Federal Agricultural Mortgage Corp., Class C	14,004	1,169,334
Medallion Financial Corp.(a)(b)	31,714	230,561
Meta Financial Group, Inc.	55,113	2,012,176
MMA Capital Holdings, Inc.(b)	7,816	248,549
On Deck Capital, Inc.(a)(b)	101,310	419,423
PennyMac Financial Services, Inc.(f)	3,162	107,634
RE/MAX Holdings, Inc., Class A	27,594	1,062,093
Walker & Dunlop, Inc.	44,036	2,848,249

		8,098,019

Commercial Services & Supplies — 0.0%
Collectors Universe, Inc.	12,576	289,877
Information Services Group, Inc.(a)(b)	50,774	128,458
National Research Corp., Class A	18,673	1,231,298

		1,649,633

Commercial Services: Rental & Leasing — 1.0%
Aircastle Ltd.	81,081	2,595,403
CAI International, Inc.(a)(b)	24,842	719,921
GATX Corp.	55,016	4,558,076
GMS, Inc.(b)	66,979	1,813,791
H&E Equipment Services, Inc.	49,316	1,648,634
Herc Holdings, Inc.(a)(b)	37,223	1,821,694
Marlin Business Services Corp.	13,753	302,291
McGrath RentCorp	37,810	2,893,977
Mobile Mini, Inc.	69,079	2,618,785
NOW, Inc.(b)	166,622	1,872,831

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services: Rental & Leasing (continued)
Rush Enterprises, Inc., Class B	6,485	$296,365
SiteOne Landscape Supply, Inc.(a)(b)	64,220	5,821,543
Triton International Ltd.	85,442	3,434,768
Willis Lease Finance Corp.(a)(b)	4,412	259,911
WillScot Corp.(a)(b)	79,720	1,474,023

		32,132,013

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(b)	22,464	514,875
Commercial Vehicle Group, Inc.(b)	47,027	298,621
Cooper-Standard Holdings, Inc.(b)	25,893	858,612
Miller Industries, Inc.	17,093	634,663
Modine Manufacturing Co.(b)	76,898	592,115
Motorcar Parts of America, Inc.(a)(b)	28,826	635,037
Navistar International Corp.(b)	76,574	2,216,051
REV Group, Inc.	41,973	513,330
Rush Enterprises, Inc., Class A	43,075	2,002,987
Spartan Motors, Inc.	53,382	965,147
Wabash National Corp.	81,494	1,197,147

		10,428,585

Communications Technology — 1.1%
ADTRAN, Inc.	73,590	727,805
Anixter International, Inc.(a)(b)	47,071	4,335,239
Anterix, Inc.(a)(b)	16,727	722,774
Avaya Holdings Corp.(a)(b)	171,277	2,312,239
Bandwidth, Inc., Class A(b)	24,821	1,589,785
Bel Fuse, Inc., Class B	14,803	303,461
Calix, Inc.(b)	72,117	576,936
Casa Systems, Inc.(a)(b)	47,733	195,228
Comtech Telecommunications Corp.	36,484	1,294,817
DASAN Zhone Solutions, Inc.(b)	11,498	101,872
Digi International, Inc.(b)	42,999	761,942
Extreme Networks, Inc.(b)	181,410	1,336,992
GSI Technology, Inc.(b)	24,864	176,286
Harmonic, Inc.(a)(b)	133,750	1,043,250
Infinera Corp.(a)(b)	273,188	2,169,113
Inseego Corp.(a)(b)	70,044	513,423
Intelsat SA(a)(b)	104,812	736,828
InterDigital, Inc.	48,172	2,624,892
KVH Industries, Inc.(b)	24,212	269,480
Loral Space & Communications, Inc.(b)	19,852	641,617
Lumentum Holdings, Inc.(a)(b)	121,230	9,613,539
Maxar Technologies, Inc.(a)(b)	93,012	1,457,498
NeoPhotonics Corp.(b)	59,931	528,591
NETGEAR, Inc.(a)(b)	47,852	1,172,853
Ooma, Inc.(b)	29,844	394,836
Pareteum Corp.(a)(b)	163,104	71,325
Plantronics, Inc.	51,623	1,411,373
Ribbon Communications, Inc.(b)	92,125	285,588
Telenav, Inc.(a)(b)	50,055	243,267

		37,612,849

Computer Services Software & Systems — 5.8%
A10 Networks, Inc.(a)(b)	85,422	586,849
ACI Worldwide, Inc.(a)(b)	177,855	6,738,037
Alarm.com Holdings, Inc.(b)	56,742	2,438,204
Altair Engineering, Inc., Class A(a)(b)	64,200	2,305,422
American Software, Inc., Class A	44,550	662,904
Appfolio, Inc., Class A(b)	24,401	2,682,890
Appian Corp.(a)(b)	53,938	2,060,971
Avid Technology, Inc.(a)(b)	43,995	377,477
Benefitfocus, Inc.(a)(b)	45,751	1,003,777
Blackbaud, Inc.	75,460	6,006,616
Blackline, Inc.(b)	68,298	3,521,445
Blucora, Inc.(b)	74,718	1,953,128

Security	Shares	Value

Computer Services Software & Systems (continued)
Bottomline Technologies DE, Inc.(b)	69,601	$3,730,614
Box, Inc., Class A(a)(b)	220,935	3,707,289
Brightcove, Inc.(a)(b)	59,136	513,892
Cargurus, Inc.(b)	119,530	4,205,065
Cision Ltd.(b)	141,813	1,413,876
Cloudera, Inc.(a)(b)	379,820	4,417,307
CommVault Systems, Inc.(b)	70,414	3,143,281
ComScore, Inc.(a)(b)	74,772	369,374
Cornerstone OnDemand, Inc.(b)	87,981	5,151,288
CSG Systems International, Inc.	50,797	2,630,269
Digimarc Corp.(a)(b)	18,258	612,738
Digital Turbine, Inc.(a)(b)	122,187	871,193
Domo, Inc., Class B(b)	27,002	586,483
Ebix, Inc.	36,032	1,203,829
Endurance International Group Holdings, Inc.(a)(b)	109,978	516,897
Envestnet, Inc.(a)(b)	76,411	5,320,498
ePlus, Inc.(b)	20,694	1,744,297
Eventbrite, Inc., Class A(b)	56,729	1,144,224
Everbridge, Inc.(a)(b)	51,341	4,008,705
EverQuote, Inc., Class A(b)	13,693	470,355
Evolent Health, Inc., Class A(a)(b)	114,925	1,040,071
ForeScout Technologies, Inc.(a)(b)	68,205	2,237,124
Groupon, Inc.(a)(b)	700,483	1,674,154
GTY Technology Holdings, Inc.(b)	59,865	352,605
Ideanomics, Inc.(a)(b)	76,370	65,350
Inovalon Holdings, Inc., Class A(a)(b)	110,600	2,081,492
Intelligent Systems Corp.(a)(b)	10,671	426,200
Leaf Group Ltd.(b)	25,791	103,164
Limelight Networks, Inc.(a)(b)	176,168	718,765
LivePerson, Inc.(a)(b)	98,302	3,637,174
LiveRamp Holdings, Inc.(a)(b)	103,517	4,976,062
Majesco(a)(b)	11,110	91,657
ManTech International Corp., Class A	41,359	3,303,757
Meet Group, Inc.(b)	110,011	551,155
Mercury Systems, Inc.(b)	83,785	5,790,381
MicroStrategy, Inc., Class A(b)	12,826	1,829,372
Mitek Systems, Inc.(b)	36,057	275,836
NetScout Systems, Inc.(a)(b)	112,432	2,706,238
NIC, Inc.	100,983	2,256,970
OneSpan, Inc.(a)(b)	50,832	870,244
PAR Technology Corp.(b)	17,894	550,062
Parsons Corp.(b)	29,559	1,220,196
PDF Solutions, Inc.(b)	44,019	743,481
Perficient, Inc.(b)	50,158	2,310,779
Perspecta, Inc.	218,399	5,774,470
Phunware, Inc.(b)	46,302	55,099
Ping Identity Holding Corp.(b)	21,431	520,773
Progress Software Corp.	68,671	2,853,280
PROS Holdings, Inc.(b)	50,811	3,044,595
Q2 Holdings, Inc.(a)(b)	68,602	5,562,250
QAD, Inc., Class A(a)	17,017	866,676
Rapid7, Inc.(a)(b)	80,348	4,501,095
Rimini Street, Inc.(a)(b)	29,448	114,258
SailPoint Technologies Holding, Inc.(a)(b)	132,415	3,124,994
Science Applications International Corp.	90,528	7,877,747
SecureWorks Corp., Class A(b)	12,735	212,165
SharpSpring, Inc.(b)	15,791	181,123
ShotSpotter, Inc.(a)(b)	12,431	316,990
Shutterstock, Inc.(b)	29,510	1,265,389
Simulations Plus, Inc.(a)	18,653	542,243
SPS Commerce, Inc.(b)	54,023	2,993,955
SVMK, Inc.(a)(b)	141,690	2,532,000
Synchronoss Technologies, Inc.(b)	58,230	276,592
TechTarget, Inc.(b)	35,348	922,583

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
Telaria, Inc.(a)(b)	67,371	$593,538
Tenable Holdings, Inc.(b)	57,292	1,372,716
TiVo Corp.	189,008	1,602,788
Travelzoo(a)(b)	7,629	81,630
Tucows, Inc., Class A(b)	14,649	905,015
Unisys Corp.(b)	78,964	936,513
Upland Software, Inc.(b)	35,352	1,262,420
Upwork, Inc.(b)	87,274	931,214
Varonis Systems, Inc.(a)(b)	45,791	3,558,419
Verint Systems, Inc.(a)(b)	106,012	5,868,824
Verra Mobility Corp.(b)	204,830	2,865,572
VirnetX Holding Corp.(a)(b)	95,942	364,580
Virtusa Corp.(a)(b)	45,075	2,043,250
Workiva, Inc.(a)(b)	56,743	2,386,043
Yelp, Inc.(b)	107,115	3,730,815
Yext, Inc.(b)	156,979	2,263,637
Zix Corp.(a)(b)	82,760	561,113
Zuora, Inc., Class A(b)	147,896	2,119,350

		192,897,197

Computer Technology — 0.4%
3D Systems Corp.(a)(b)	179,133	1,567,414
AstroNova, Inc.	10,458	143,484
Diebold Nixdorf, Inc.(b)	119,682	1,263,842
Immersion Corp.(a)(b)	49,155	365,222
Impinj, Inc.(b)	29,156	753,974
Insight Enterprises, Inc.(b)	54,732	3,847,112
PC Connection, Inc.	17,539	870,987
Safeguard Scientifics, Inc.	31,399	344,761
Stratasys Ltd.(b)	79,399	1,605,845
Synaptics, Inc.(a)(b)	51,950	3,416,751

		14,179,392

Construction — 0.5%
Aegion Corp.(b)	46,605	1,042,554
Construction Partners, Inc., Class A(a)(b)	34,939	589,421
EMCOR Group, Inc.	86,411	7,457,269
Granite Construction, Inc.	72,432	2,004,193
Great Lakes Dredge & Dock Corp.(a)(b)	94,111	1,066,278
Primoris Services Corp.	66,900	1,487,856
Sterling Construction Co., Inc.(b)	40,153	565,354
Tutor Perini Corp.(b)	61,610	792,305

		15,005,230

Consumer Electronics — 0.2%
Fitbit, Inc., Series A(a)(b)	349,939	2,299,099
Sonos, Inc.(b)	109,674	1,713,108
Universal Electronics, Inc.(b)	20,919	1,093,227
ZAGG, Inc.(a)(b)	42,849	347,505

		5,452,939

Consumer Lending — 0.5%
Curo Group Holdings Corp.(b)	26,324	320,626
Elevate Credit, Inc.(a)(b)	36,127	160,765
Encore Capital Group, Inc.(b)	47,716	1,687,238
Enova International, Inc.(a)(b)	51,061	1,228,528
Ezcorp, Inc., Class A(b)	78,583	535,936
FirstCash, Inc.	65,433	5,275,863
Marcus & Millichap, Inc.(b)	35,538	1,323,791
Nelnet, Inc., Class A	27,502	1,601,716
PRA Group, Inc.(b)	69,509	2,523,177
Regional Management Corp.(b)	14,161	425,255
World Acceptance Corp.(b)	9,661	834,710

		15,917,605

Consumer Services: Miscellaneous — 0.2%
Cars.com, Inc.(b)	104,351	1,275,169

Security	Shares	Value

Consumer Services: Miscellaneous (continued)
Chuy’s Holdings, Inc.(b)	25,781	$668,244
Core-Mark Holding Co., Inc.	70,306	1,911,620
Waitr Holdings, Inc.(a)(b)	78,322	25,220
WW International, Inc.(a)(b)	72,849	2,783,560

		6,663,813

Containers & Packaging — 0.1%
Greif, Inc., Class A	39,946	1,765,613
Greif, Inc., Class B	9,179	475,197
Myers Industries, Inc.	54,484	908,793
UFP Technologies, Inc.(b)	10,793	535,441
Veritiv Corp.(b)	19,536	384,273

		4,069,317

Cosmetics — 0.1%
elf Beauty, Inc.(b)	40,875	659,314
Inter Parfums, Inc.	27,367	1,989,855
Revlon, Inc., Class A(a)(b)	10,960	234,763

		2,883,932

Diversified Financial Services — 0.7%
Altisource Portfolio Solutions SA(a)(b)	8,939	172,791
Associated Capital Group, Inc., Class A	3,113	122,030
Cannae Holdings, Inc.(b)	104,381	3,881,929
Greenhill & Co., Inc.(a)	25,163	429,784
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	97,798	3,147,140
Houlihan Lokey, Inc.	70,351	3,438,053
MBIA, Inc.(b)	125,681	1,168,833
MidWestOne Financial Group, Inc.	18,414	667,139
Moelis & Co., Class A	73,330	2,340,694
Piper Jaffray Cos.	21,415	1,711,915
Stifel Financial Corp.	104,458	6,335,378
Tiptree, Inc.	40,194	327,179

		23,742,865

Diversified Manufacturing Operations — 0.6%
Barnes Group, Inc.	72,787	4,509,883
Federal Signal Corp.	93,442	3,013,504
Harsco Corp.(b)	122,866	2,827,147
Luxfer Holdings PLC	40,091	742,084
Lydall, Inc.(a)(b)	26,188	537,378
OSI Systems, Inc.(b)	25,996	2,618,837
Raven Industries, Inc.	54,917	1,892,440
Standex International Corp.	19,231	1,525,980
TriMas Corp.(a)(b)	68,912	2,164,526

		19,831,779

Diversified Materials & Processing — 0.4%
Belden, Inc.(a)	60,269	3,314,795
Cabot Microelectronics Corp.	44,787	6,463,660
Encore Wire Corp.	31,102	1,785,255
Energous Corp.(a)(b)	41,531	73,510
Insteel Industries, Inc.	28,497	612,401
Koppers Holdings, Inc.(b)	29,052	1,110,367
NL Industries, Inc.(b)	9,941	38,869
Synalloy Corp.	12,192	157,399
Tredegar Corp.	40,150	897,352
Uranium Energy Corp.(a)(b)	266,127	244,624

		14,698,232

Diversified Media — 0.1%
EW Scripps Co., Class A	84,243	1,323,457
Hemisphere Media Group, Inc.(a)(b)	25,247	374,918

		1,698,375

Diversified Retail — 0.4%
Big Lots, Inc.	60,012	1,723,545
BJ’s Wholesale Club Holdings, Inc.(a)(b)	172,306	3,918,239

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Retail (continued)
Dillard’s, Inc., Class A(a)	16,067	$1,180,603
Duluth Holdings, Inc., Class B(a)(b)	16,032	168,817
Gaia, Inc.(a)(b)	16,011	127,928
Hudson Ltd., Class A(a)(b)	60,751	931,920
JC Penney Co., Inc.(a)(b)	490,373	549,218
Overstock.com, Inc.(a)(b)	41,020	289,191
PriceSmart, Inc.	34,699	2,464,323
Stitch Fix, Inc., Class A(a)(b)	65,196	1,672,929
Winmark Corp.	3,837	760,877
Youngevity International, Inc.(a)(b)	12,324	40,176

		13,827,766

Drug & Grocery Store Chains — 0.1%
Diplomat Pharmacy, Inc.(b)	89,957	359,828
Ingles Markets, Inc., Class A	21,863	1,038,711
PetMed Express, Inc.	30,599	719,689
Rite Aid Corp.(b)	84,203	1,302,620
Village Super Market, Inc., Class A	13,373	310,254
Weis Markets, Inc.	14,635	592,571

		4,323,673

Education Services — 0.8%
Adtalem Global Education, Inc.(b)	90,174	3,153,385
American Public Education, Inc.(b)	24,266	664,646
Chegg, Inc.(b)	184,511	6,994,812
Franklin Covey Co.(b)	15,297	493,022
HealthStream, Inc.(b)	40,059	1,089,605
Houghton Mifflin Harcourt Co.(a)(b)	162,052	1,012,825
K12, Inc.(b)	59,966	1,220,308
Laureate Education, Inc., Class A(a)(b)	184,112	3,242,212
Perdoceo Education Corp.(a)(b)	107,225	1,971,868
Rosetta Stone, Inc.(b)	31,991	580,317
Strategic Education, Inc.	32,936	5,233,530

		25,656,530

Electronic Components — 0.9%
Acacia Research Corp.(b)	15,133	40,254
American Superconductor Corp.(a)(b)	32,628	256,130
AVX Corp.	71,142	1,456,277
KEMET Corp.	89,352	2,416,972
Methode Electronics, Inc.	56,436	2,220,757
Novanta, Inc.(b)	52,006	4,599,411
NVE Corp.	7,368	526,075
Rogers Corp.(a)(b)	28,577	3,564,409
Sanmina Corp.(a)(b)	105,302	3,605,540
ScanSource, Inc.(b)	39,873	1,473,307
Tech Data Corp.(b)	55,524	7,973,246
TTM Technologies, Inc.(b)	153,666	2,312,673

		30,445,051

Electronic Entertainment — 0.0%
Glu Mobile, Inc.(b)	180,029	1,089,175
PlayAGS, Inc.(a)(b)	40,757	494,382
PolarityTE, Inc.(a)(b)	20,951	54,473

		1,638,030

Electronics — 0.4%
Agilysys, Inc.(b)	32,307	820,921
Coda Octopus Group, Inc.(a)(b)	6,915	57,879
Daktronics, Inc.	55,489	337,928
II-VI, Inc.(b)	138,057	4,648,379
Integer Holdings Corp.(b)	50,190	4,036,782
iRobot Corp.(a)(b)	42,762	2,165,040
Iteris, Inc.(b)	62,088	309,819
nLight, Inc.(a)(b)	51,241	1,039,167

		13,415,915

Security	Shares	Value

Energy Equipment — 0.4%
Arcosa, Inc.	75,679	$3,371,500
Bloom Energy Corp., Class A(a)(b)	84,577	631,790
Enphase Energy, Inc.(a)(b)	141,826	3,705,913
Matador Resources Co.(a)(b)	171,446	3,080,885
SunPower Corp.(b)	97,999	764,392
Sunrun, Inc.(a)(b)	176,186	2,433,129
TPI Composites, Inc.(b)	44,681	827,045

		14,814,654

Energy Equipment & Services — 0.0%
Geospace Technologies Corp.(a)(b)	20,499	343,768

Engineering & Contracting Services — 0.9%
Argan, Inc.	22,705	911,379
Dycom Industries, Inc.(a)(b)	46,954	2,213,881
Exponent, Inc.(a)	79,907	5,514,382
IES Holdings, Inc.(b)	12,322	316,183
KBR, Inc.	220,038	6,711,159
MasTec, Inc.(b)	92,697	5,947,439
Mistras Group, Inc.(a)(b)	27,467	391,954
MYR Group, Inc.(b)	24,374	794,349
Tetra Tech, Inc.	85,568	7,372,539
VSE Corp.	13,499	513,502
Willdan Group, Inc.(a)(b)	15,589	495,418

		31,182,185

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Class A(a)	78,425	567,797
Golden Entertainment, Inc.(b)	25,566	491,379
IMAX Corp.(a)(b)	81,079	1,656,444
LiveXLive Media, Inc.(b)	47,090	72,754
Reading International, Inc., Class A(a)(b)	25,513	285,490

		3,073,864

Environmental, Maintenance, & Security Service — 0.8%
ABM Industries, Inc.	102,828	3,877,644
BrightView Holdings, Inc.(a)(b)	48,124	811,852
Brink’s Co.	77,096	6,991,065
Charah Solutions, Inc.(a)(b)	12,674	30,925
Healthcare Services Group, Inc.	115,586	2,811,052
MSA Safety, Inc.	54,523	6,889,526
SP Plus Corp.(b)	35,358	1,500,240
UniFirst Corp.	23,381	4,722,494

		27,634,798

Fertilizers — 0.0%
Intrepid Potash, Inc.(a)(b)	146,366	396,652

Financial Data & Systems — 0.5%
Cardtronics PLC, Class A(a)(b)	57,670	2,574,966
Cass Information Systems, Inc.	21,879	1,263,293
Donnelley Financial Solutions, Inc.(b)	48,034	502,916
Everi Holdings, Inc.(b)	106,828	1,434,700
EVERTEC, Inc.	94,426	3,214,261
Evo Payments, Inc., Class A(a)(b)	54,869	1,449,090
Green Dot Corp., Class A(b)	74,707	1,740,673
I3 Verticals, Inc., Class A(b)	22,354	631,501
International Money Express, Inc.(a)(b)	32,545	391,842
LendingClub Corp.(b)	102,252	1,290,420
Paysign, Inc.(a)(b)	46,615	473,142
Priority Technology Holdings, Inc.(a)(b)	9,786	23,976
Value Line, Inc.	1,578	45,620

		15,036,400

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	13,345	131,715

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Foods — 1.2%
B&G Foods, Inc.(a)	99,816	$1,789,701
BellRing Brands, Inc., Class A(a)(b)	61,877	1,317,361
Bridgford Foods Corp.(b)	2,585	64,082
Chefs’ Warehouse, Inc.(a)(b)	38,026	1,449,171
Freshpet, Inc.(a)(b)	54,882	3,242,977
HF Foods Group, Inc.(a)(b)	11,789	229,886
Hostess Brands, Inc.(b)	197,858	2,876,855
J&J Snack Foods Corp.	23,887	4,401,658
John B Sanfilippo & Son, Inc.	13,427	1,225,617
Lancaster Colony Corp.	29,384	4,704,378
Medifast, Inc.	17,529	1,920,828
Nature’s Sunshine Products, Inc.(b)	12,706	113,465
Performance Food Group Co.(b)	161,697	8,324,162
Seneca Foods Corp., Class A(b)	10,209	416,425
Simply Good Foods Co.(a)(b)	130,908	3,736,114
SpartanNash Co.	55,329	787,885
Tootsie Roll Industries, Inc.	32,859	1,121,806
United Natural Foods, Inc.(a)(b)	81,387	712,950

		38,435,321

Forest Products — 0.2%
Boise Cascade Co.	61,054	2,230,303
Universal Forest Products, Inc.	89,615	4,274,635

		6,504,938

Forms & Bulk Printing Services — 0.2%
Deluxe Corp.	66,450	3,317,184
Ennis, Inc.	39,520	855,608
InnerWorkings, Inc.(b)	67,993	374,641
Quad/Graphics, Inc.	49,055	229,087
RR Donnelley & Sons Co.	108,819	429,835

		5,206,355

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	20,221	979,707

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	25,480	652,288
Hillenbrand, Inc.	112,775	3,756,535
Matthews International Corp., Class A	47,495	1,812,884

		6,221,707

Gas Pipeline — 0.0%
Altus Midstream Co., Class A(a)(b)	75,216	215,118
NextDecade Corp.(b)	17,065	104,779

		319,897

Glass — 0.0%
Apogee Enterprises, Inc.	40,407	1,313,228

Gold — 0.2%
Coeur Mining, Inc.(b)	379,789	3,068,695
Gold Resource Corp.(a)	92,310	511,397
Novagold Resources, Inc.(a)(b)	359,103	3,217,563

		6,797,655

Health Care Equipment & Supplies — 0.1%
Inogen, Inc.(a)(b)	28,407	1,941,050

Health Care Facilities — 0.7%
Apollo Medical Holdings, Inc.(a)(b)	9,593	176,607
Brookdale Senior Living, Inc.(b)	285,042	2,072,255
Ensign Group, Inc.	78,661	3,568,850
Genesis Healthcare, Inc.(a)(b)	126,184	206,942
Hanger, Inc.(b)	55,967	1,545,249
Joint Corp.(a)(b)	20,432	329,772
National HealthCare Corp.	19,896	1,719,611
Select Medical Holdings Corp.(b)	178,484	4,165,817
Tenet Healthcare Corp.(b)	161,564	6,144,279

Security	Shares	Value

Health Care Facilities (continued)
U.S. Physical Therapy, Inc.(a)	19,407	$2,219,190

		22,148,572

Health Care Management Services — 0.2%
Computer Programs & Systems, Inc.	19,173	506,167
Magellan Health, Inc.(b)	34,135	2,671,064
Option Care Health, Inc.(a)(b)	190,615	710,994
Progyny, Inc.(b)	18,047	495,390
Triple-S Management Corp., Class B(b)	35,528	656,913

		5,040,528

Health Care Services — 2.5%
Accelerate Diagnostics, Inc.(a)(b)	42,200	713,180
Addus HomeCare Corp.(a)(b)	20,318	1,975,316
Allscripts Healthcare Solutions, Inc.(a)(b)	256,139	2,514,004
Amedisys, Inc.(b)	49,050	8,187,426
AMN Healthcare Services, Inc.(a)(b)	73,952	4,607,949
Cara Therapeutics, Inc.(a)(b)	61,641	993,036
Care.com, Inc.(b)	33,367	501,506
Catasys, Inc.(a)(b)	11,039	180,046
CorVel Corp.(b)	13,867	1,211,421
Cross Country Healthcare, Inc.(b)	55,357	643,248
Flexion Therapeutics, Inc.(a)(b)	52,139	1,079,277
Globus Medical, Inc., Class A(b)	117,417	6,913,513
Health Catalyst, Inc.(b)	12,401	430,315
HealthEquity, Inc.(b)	108,522	8,038,225
HMS Holdings Corp.(b)	139,548	4,130,621
LHC Group, Inc.(a)(b)	46,487	6,404,049
Livongo Health, Inc.(a)(b)	22,110	554,077
NeoGenomics, Inc.(a)(b)	147,222	4,306,243
NextGen Healthcare, Inc.(b)	84,829	1,363,202
Omnicell, Inc.(a)(b)	63,984	5,228,772
OptimizeRx Corp.(a)(b)	21,306	218,813
Pennant Group Inc.(b)	39,040	1,291,053
Phibro Animal Health Corp., Class A	31,464	781,251
Phreesia, Inc.(a)(b)	15,848	422,191
R1 RCM, Inc.(a)(b)	160,621	2,084,861
Ryman Hospitality Properties, Inc.	71,194	6,169,672
Surgery Partners, Inc.(a)(b)	36,526	571,815
Tabula Rasa HealthCare, Inc.(a)(b)	30,272	1,473,641
Teladoc Health, Inc.(a)(b)	113,515	9,503,476
Tivity Health, Inc.(b)	73,671	1,498,836

		83,991,035

Health Care: Miscellaneous — 0.1%
Medpace Holdings, Inc.(b)	43,087	3,621,893
Providence Service Corp.(b)	18,007	1,065,654

		4,687,547

Home Building — 1.0%
Beazer Homes USA, Inc.(a)(b)	44,557	629,590
Century Communities, Inc.(b)	40,374	1,104,229
Installed Building Products, Inc.(b)	34,978	2,408,935
KB Home	132,415	4,537,862
Legacy Housing Corp.(a)(b)	8,543	142,155
LGI Homes, Inc.(b)	31,273	2,209,437
M/I Homes, Inc.(b)	41,266	1,623,817
MDC Holdings, Inc.	81,516	3,110,651
Meritage Homes Corp.(b)	55,950	3,419,104
Taylor Morrison Home Corp., Class A(b)	162,266	3,547,135
TopBuild Corp.(a)(b)	52,408	5,402,217
TRI Pointe Group, Inc.(b)	218,293	3,401,005
William Lyon Homes, Class A(b)	49,220	983,416

		32,519,553

Hotel/Motel — 0.1%
Marcus Corp.	34,789	1,105,247

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotel/Motel (continued)
Red Lion Hotels Corp.(a)(b)	37,919	$141,438
Red Rock Resorts, Inc., Class A	107,818	2,582,241

		3,828,926

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	9,881	188,727
National Presto Industries, Inc.	7,687	679,454

		868,181

Household Equipment & Products — 0.6%
Central Garden & Pet Co.(a)(b)	16,903	525,176
Central Garden & Pet Co., Class A(a)(b)	64,700	1,899,592
Helen of Troy Ltd.(a)(b)	38,784	6,972,975
Novocure Ltd.(a)(b)	135,341	11,405,186
Tupperware Brands Corp.	75,677	649,309

		21,452,238

Household Furnishings — 0.4%
American Woodmark Corp.(a)(b)	26,371	2,756,033
Bassett Furniture Industries, Inc.	14,828	247,331
Ethan Allen Interiors, Inc.	36,869	702,723
Flexsteel Industries, Inc.	11,157	222,247
Hooker Furniture Corp.	17,974	461,752
La-Z-Boy, Inc.	69,279	2,180,903
Lifetime Brands, Inc.	17,497	121,604
Lovesac Co.(a)(b)	13,634	218,826
Purple Innovation, Inc.(b)	5,679	49,464
RH(a)(b)	25,549	5,454,712
Select Interior Concepts, Inc., Class A(b)	31,954	287,266
Sleep Number Corp.(b)	44,490	2,190,688

		14,893,549

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.(a)	134,382	4,022,053
Citizens, Inc.(a)(b)	74,930	505,778
CNO Financial Group, Inc.	254,010	4,605,201
FBL Financial Group, Inc., Class A	15,684	924,258
FGL Holdings(a)	224,493	2,390,851
GWG Holdings, Inc.(a)(b)	2,383	23,401
Health Insurance Innovations, Inc., Class A(a)(b)	14,822	285,916
Independence Holding Co.	7,576	318,798
National Western Life Group, Inc., Class A	3,576	1,040,187
Third Point Reinsurance Ltd.(b)	117,258	1,233,554
Trupanion, Inc.(a)(b)	44,240	1,657,231

		17,007,228

Insurance: Multi-Line — 0.4%
BRP Group, Inc.(a)(b)	23,423	375,939
Crawford & Co., Class A	25,171	288,711
eHealth, Inc.(a)(b)	35,561	3,416,701
Goosehead Insurance, Inc., Class A	18,008	763,539
Horace Mann Educators Corp.	57,897	2,527,783
James River Group Holdings Ltd.	46,221	1,904,768
Mr Cooper Group, Inc.(a)(b)	118,484	1,482,235
PICO Holdings, Inc.(b)	14,026	155,969
ProSight Global, Inc.(a)(b)	14,074	227,014
Watford Holdings Ltd.(b)	31,902	802,654

		11,945,313

Insurance: Property-Casualty — 2.1%
AMERISAFE, Inc.	28,534	1,884,100
Argo Group International Holdings Ltd.	53,739	3,533,339
Donegal Group, Inc., Class A	15,945	236,305
Employers Holdings, Inc.	34,017	1,420,210
Enstar Group Ltd.(b)	18,214	3,767,748
Essent Group Ltd.	148,778	7,734,968
FedNat Holding Co.	19,373	322,173
Genworth Financial, Inc., Class A(b)	788,312	3,468,573

Security	Shares	Value

Insurance: Property-Casualty (continued)
Global Indemnity Ltd.	12,837	$380,360
Greenlight Capital Re Ltd., Class A(a)(b)	46,226	467,345
Hallmark Financial Services, Inc.(b)	21,560	378,809
HCI Group, Inc.	10,177	464,580
Heritage Insurance Holdings, Inc.	42,366	561,349
Hilltop Holdings, Inc.	110,536	2,755,662
Investors Title Co.	2,320	369,344
Kinsale Capital Group, Inc.(a)	31,551	3,207,475
National General Holdings Corp.	104,668	2,313,163
NI Holdings, Inc.(b)	16,737	287,876
NMI Holdings, Inc., Class A(b)	103,431	3,431,841
Palomar Holdings, Inc.(a)(b)	19,369	977,941
ProAssurance Corp.	75,946	2,744,688
Protective Insurance Corp., Class B	15,162	243,957
Radian Group, Inc.(a)	315,891	7,947,818
RLI Corp.(a)	62,764	5,650,015
Safety Insurance Group, Inc.	23,051	2,132,909
Selective Insurance Group, Inc.	92,189	6,009,801
State Auto Financial Corp.	32,234	999,899
Stewart Information Services Corp.	32,704	1,333,996
United Fire Group, Inc.	36,617	1,601,261
United Insurance Holdings Corp.	32,883	414,655
Universal Insurance Holdings, Inc.	47,725	1,335,823

		68,377,983

International Trade & Diversified Logistic — 0.1%
CryoPort, Inc.(a)(b)	48,814	803,478
Radiant Logistics, Inc.(b)	58,889	328,012
Vectrus, Inc.(a)(b)	17,572	900,741

		2,032,231

Internet Software & Services — 0.1%
ChannelAdvisor Corp.(b)	40,154	362,992
eGain Corp.(b)	30,794	243,889
Gogo, Inc.(b)	85,100	544,640
Quotient Technology, Inc.(b)	116,148	1,145,219
TrueCar, Inc.(b)	160,468	762,223

		3,058,963

Leisure Time — 1.0%
Acushnet Holdings Corp.	55,041	1,788,832
American Outdoor Brands Corp.(b)	83,937	778,935
Bluegreen Vacations Corp.	8,128	84,043
Callaway Golf Co.	144,349	3,060,199
Churchill Downs, Inc.	54,279	7,447,079
Clarus Corp.(a)	31,194	422,991
Drive Shack, Inc.(a)(b)	94,139	344,549
Escalade, Inc.	15,982	157,103
Johnson Outdoors, Inc., Class A	7,607	583,457
Liberty TripAdvisor Holdings, Inc., Series A(a)(b)	112,406	826,184
Lindblad Expeditions Holdings, Inc.(b)	36,078	589,875
Marriott Vacations Worldwide Corp.	65,456	8,428,115
OneSpaWorld Holdings Ltd.(b)	71,210	1,199,176
RCI Hospitality Holdings, Inc.	13,880	284,540
SeaWorld Entertainment, Inc.(b)	72,835	2,309,598
Sturm Ruger & Co., Inc.	25,943	1,220,099
Vista Outdoor, Inc.(b)	89,570	669,984
YETI Holdings, Inc.(b)	63,087	2,194,166

		32,388,925

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(b)	34,891	279,651

Luxury Items — 0.1%
Movado Group, Inc.	24,267	527,565
Signet Jewelers Ltd.	80,223	1,744,048

		2,271,613

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery: Agricultural — 0.1%
Alamo Group, Inc.(a)	15,390	$1,932,214
Lindsay Corp.	16,585	1,591,994
Titan International, Inc.	74,416	269,386
Titan Machinery, Inc.(a)(b)	29,102	430,128

		4,223,722

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.(a)	34,235	1,437,870
Douglas Dynamics, Inc.	34,590	1,902,450
Manitowoc Co., Inc.(a)(b)	53,461	935,568
NACCO Industries, Inc., Class A	5,686	266,275
Terex Corp.	97,868	2,914,509

		7,456,672

Machinery: Engines — 0.0%
Briggs & Stratton Corp.	61,862	412,001

Machinery: Industrial — 1.5%
Actuant Corp., Class A	85,407	2,223,144
Altra Industrial Motion Corp.	100,351	3,633,710
Applied Industrial Technologies, Inc.	59,226	3,949,782
Chart Industries, Inc.(a)(b)	55,625	3,754,131
Columbus McKinnon Corp.	35,225	1,410,057
DXP Enterprises, Inc.(b)	25,016	995,887
EnPro Industries, Inc.	31,771	2,124,845
EVI Industries, Inc.(a)	6,784	183,439
Gencor Industries, Inc.(b)	12,664	147,789
Graham Corp.	14,327	313,475
Hyster-Yale Materials Handling, Inc.	15,426	909,517
John Bean Technologies Corp.(a)	48,496	5,463,559
Kadant, Inc.	16,642	1,753,068
Kennametal, Inc.	126,832	4,678,833
Mayville Engineering Co., Inc.(b)	9,414	88,303
MTS Systems Corp.	27,373	1,314,725
Omega Flex, Inc.	4,454	477,870
Proto Labs, Inc.(b)	41,966	4,261,647
SPX Corp.(b)	68,239	3,472,000
SPX FLOW, Inc.(b)	64,674	3,160,619
Tennant Co.	27,581	2,149,112
Twin Disc, Inc.(b)	14,509	159,889
Welbilt, Inc.(a)(b)	202,984	3,168,580

		49,793,981

Machinery: Specialty — 0.1%
Albany International Corp., Class A	47,508	3,606,808
Hurco Cos., Inc.	9,295	356,556

		3,963,364

Manufactured Housing — 0.2%
Cavco Industries, Inc.(b)	13,437	2,625,321
Skyline Champion Corp.(b)	77,726	2,463,914

		5,089,235

Medical & Dental Instruments & Supplies — 2.1%
Alphatec Holdings, Inc.(a)(b)	59,217	420,145
American Renal Associates Holdings, Inc.(a)(b)	27,388	284,014
AngioDynamics, Inc.(b)	56,174	899,346
Anika Therapeutics, Inc.(b)	20,816	1,079,310
Antares Pharma, Inc.(b)	251,012	1,179,756
Apyx Medical Corp.(a)(b)	51,661	437,052
AtriCure, Inc.(b)	65,195	2,119,489
Atrion Corp.	2,221	1,669,082
Avanos Medical, Inc.(a)(b)	73,047	2,461,684
Axogen, Inc.(a)(b)	52,630	941,551
BioLife Solutions, Inc.(b)	10,419	168,579
Cardiovascular Systems, Inc.(b)	56,975	2,768,415
Cerus Corp.(a)(b)	213,420	900,632

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
Community Health Systems, Inc.(a)(b)	132,822	$385,184
CONMED Corp.	42,071	4,704,800
CryoLife, Inc.(a)(b)	56,280	1,524,625
Cutera, Inc.(b)	21,533	771,097
Intersect ENT, Inc.(b)	47,561	1,184,269
Invacare Corp.	51,819	467,407
LeMaitre Vascular, Inc.(a)	25,152	904,214
LivaNova PLC(b)	74,985	5,656,119
Meridian Bioscience, Inc.	64,740	632,510
Merit Medical Systems, Inc.(b)	83,623	2,610,710
NanoString Technologies, Inc.(a)(b)	51,897	1,443,775
Neogen Corp.(b)	79,172	5,166,765
NuVasive, Inc.(a)(b)	80,194	6,202,204
Ocular Therapeutix, Inc.(a)(b)	63,112	249,292
OraSure Technologies, Inc.(a)(b)	93,935	754,298
Organogenesis Holdings, Inc.(b)	15,729	75,657
Orthofix Medical, Inc.(b)	28,047	1,295,210
OrthoPediatrics Corp.(a)(b)	13,797	648,321
Owens & Minor, Inc.(a)	94,976	491,026
Patterson Cos., Inc.	137,592	2,817,884
Quidel Corp.(a)(b)	54,673	4,102,115
SeaSpine Holdings Corp.(b)	24,204	290,690
Senseonics Holdings, Inc.(a)(b)	189,093	173,209
Sientra, Inc.(b)	59,637	533,155
STAAR Surgical Co.(a)(b)	69,193	2,433,518
Surmodics, Inc.(b)	20,323	841,982
TransEnterix, Inc.(a)(b)	21,383	31,433
TransMedics Group, Inc.(b)	25,739	489,298
Utah Medical Products, Inc.	5,347	576,941
ViewRay, Inc.(a)(b)	108,319	457,106
Wright Medical Group NV(a)(b)	194,860	5,939,333

		69,183,202

Medical Equipment — 1.3%
Accuray, Inc.(a)(b)	132,000	372,240
BioSig Technologies, Inc.(a)(b)	24,204	143,288
CareDx, Inc.(a)(b)	63,929	1,378,949
ConforMIS, Inc.(a)(b)	100,669	151,004
ElectroCore, Inc.(a)(b)	17,217	27,375
Fluidigm Corp.(a)(b)	105,384	366,736
Glaukos Corp.(a)(b)	60,075	3,272,285
Haemonetics Corp.(b)	80,256	9,221,414
Inspire Medical Systems, Inc.(a)(b)	20,714	1,537,186
IntriCon Corp.(b)	12,590	226,620
iRadimed Corp.(a)(b)	6,885	160,971
iRhythm Technologies, Inc.(a)(b)	43,855	2,986,087
Lantheus Holdings, Inc.(a)(b)	59,269	1,215,607
Luminex Corp.	64,914	1,503,408
Misonix, Inc.(a)(b)	11,339	211,019
Natus Medical, Inc.(b)	52,446	1,730,194
Neuronetics, Inc.(b)	20,360	91,416
Nevro Corp.(a)(b)	46,186	5,428,702
Quanterix Corp.(a)(b)	19,788	467,590
Shockwave Medical, Inc.(b)	40,283	1,769,229
SI-BONE, Inc.(b)	24,595	528,793
Silk Road Medical, Inc.(a)(b)	27,068	1,093,006
Soliton, Inc.(a)(b)	7,988	87,708
Tactile Systems Technology, Inc.(a)(b)	28,207	1,904,255
Tandem Diabetes Care, Inc.(a)(b)	86,568	5,160,318
Vapotherm, Inc.(a)(b)	22,498	273,576
Varex Imaging Corp.(a)(b)	58,258	1,736,671
Zynex, Inc.(a)(b)	24,287	191,139

		43,236,786

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Metal Fabricating — 0.8%
Advanced Drainage Systems, Inc.(a)	72,496	$2,815,745
Compx International, Inc.	2,464	35,950
DMC Global, Inc.	21,869	982,793
Eastern Co.	8,070	246,377
Haynes International, Inc.	18,551	663,755
Lawson Products, Inc.(b)	6,505	338,911
LB Foster Co., Class A(b)	14,942	289,576
MRC Global, Inc.(b)	122,377	1,669,222
Mueller Industries, Inc.	85,659	2,719,673
Mueller Water Products, Inc., Class A	241,273	2,890,451
NN, Inc.	64,226	594,090
Northwest Pipe Co.(b)	14,669	488,624
RBC Bearings, Inc.(a)(b)	37,701	5,969,576
Rexnord Corp.(b)	162,611	5,304,371
Worthington Industries, Inc.	59,722	2,519,074

		27,528,188

Metals & Minerals: Diversified — 0.6%
Cleveland-Cliffs, Inc.	415,108	3,486,907
Commercial Metals Co.	184,320	4,104,807
Compass Minerals International, Inc.	52,692	3,212,104
Energy Fuels, Inc.(a)(b)	140,175	267,734
Ferroglobe PLC(c)	42,394	1
Hecla Mining Co.(a)	799,149	2,709,115
Materion Corp.	31,375	1,865,244
Minerals Technologies, Inc.	54,402	3,135,187
Oil-Dri Corp. of America	8,000	290,000
Ring Energy, Inc.(a)(b)	90,112	237,896
SunCoke Energy, Inc.	115,600	720,188
U.S. Silica Holdings, Inc.	112,356	690,989
United States Lime & Minerals, Inc.	3,036	274,151

		20,994,323

Miscellaneous Consumer Staples — 0.0%
cbdMD, Inc.(a)(b)	14,089	31,841

Office Supplies & Equipment — 0.4%
ACCO Brands Corp.	149,533	1,399,629
Herman Miller, Inc.	91,750	3,821,387
HNI Corp.	66,163	2,478,466
Kimball International, Inc., Class B	55,437	1,145,883
Knoll, Inc.	75,633	1,910,489
Pitney Bowes, Inc.	234,090	943,383
Steelcase, Inc., Class A	136,258	2,787,839

		14,487,076

Offshore Drilling & Other Services — 0.1%
Diamond Offshore Drilling, Inc.(a)(b)	99,970	718,784
Noble Corp. PLC(a)(b)	383,683	468,093
Pacific Drilling SA(b)	44,926	183,298
SEACOR Marine Holdings, Inc.(b)	28,977	399,593

		1,769,768

Oil Well Equipment & Services — 0.8%
Cactus, Inc., Class A	72,917	2,502,511
Covia Holdings Corp.(a)(b)	62,110	126,704
Dril-Quip, Inc.(a)(b)	56,669	2,658,343
Flotek Industries, Inc.(a)(b)	83,384	166,768
Forum Energy Technologies, Inc.(b)	123,556	207,574
Frank’s International NV(a)(b)	164,555	850,749
FTS International, Inc.(b)	48,704	50,652
Helix Energy Solutions Group, Inc.(b)	220,314	2,121,624
Independence Contract Drilling, Inc.(a)(b)	65,413	65,204
KLX Energy Services Holdings, Inc.(b)	31,321	201,707
Liberty Oilfield Services, Inc., Class A	81,935	911,117
Mammoth Energy Services, Inc.	18,588	40,894
Matrix Service Co.(b)	41,056	939,361

Security	Shares	Value

Oil Well Equipment & Services (continued)
McDermott International, Inc.(a)(b)	276,717	$187,227
Nabors Industries Ltd.	547,273	1,576,146
National Energy Services Reunited Corp.(a)(b)	35,797	326,469
Natural Gas Services Group, Inc.(b)	18,775	230,182
NCS Multistage Holdings, Inc.(a)(b)	14,363	30,162
Newpark Resources, Inc.(a)(b)	137,755	863,724
NexTier Oilfield Solutions Inc.(b)	246,861	1,653,969
Nine Energy Service, Inc.(a)(b)	23,730	185,569
Oceaneering International, Inc.(a)(b)	153,783	2,292,905
Oil States International, Inc.(a)(b)	92,697	1,511,888
Parker Drilling Co.(b)	14,333	322,492
ProPetro Holding Corp.(a)(b)	123,974	1,394,707
RigNet, Inc.(a)(b)	21,835	144,111
RPC, Inc.	89,434	468,634
SEACOR Holdings, Inc.(b)	28,131	1,213,853
Seadrill Ltd.(a)(b)	87,528	222,321
Select Energy Services, Inc., Class A(b)	91,045	844,898
Smart Sand, Inc.(b)	31,470	79,304
Solaris Oilfield Infrastructure, Inc., Class A	47,798	669,172
TETRA Technologies, Inc.(a)(b)	185,359	363,304
U.S Well Services, Inc.(b)	29,965	56,634

		25,480,879

Oil, Gas & Consumable Fuels — 0.2%
Archrock, Inc.	197,824	1,986,153
Ardmore Shipping Corp.(b)	50,603	457,957
DHT Holdings, Inc.	162,505	1,345,541
Dorian LPG Ltd.(b)	42,071	651,259
Exterran Corp.(b)	46,837	366,734
Plug Power, Inc.(a)(b)	364,519	1,151,880

		5,959,524

Oil: Crude Producers — 1.3%
Abraxas Petroleum Corp.(a)(b)	239,135	83,960
Amplify Energy Corp.	20,050	132,531
Berry Petroleum Corp.	97,138	916,011
Bonanza Creek Energy, Inc.(b)	28,935	675,343
Brigham Minerals, Inc., Class A	24,179	518,398
California Resources Corp.(a)(b)	74,674	674,306
Callon Petroleum Co.(b)	590,867	2,853,888
Chaparral Energy, Inc., Class A(b)	46,381	81,631
CNX Resources Corp.(b)	287,919	2,548,083
Comstock Resources, Inc.(a)(b)	22,489	185,084
CVR Energy, Inc.	45,290	1,831,075
Denbury Resources, Inc.(b)	774,423	1,091,936
Earthstone Energy, Inc., Class A(b)	32,802	207,637
Evolution Petroleum Corp.	40,577	221,956
Extraction Oil & Gas, Inc.(a)(b)	128,206	271,797
Falcon Minerals Corp.	58,877	415,672
Goodrich Petroleum Corp.(a)(b)	11,977	120,249
Gulfport Energy Corp.(b)	246,641	749,789
HighPoint Resources Corp.(a)(b)	171,738	290,237
Jagged Peak Energy, Inc.(a)(b)	98,180	833,548
Laredo Petroleum, Inc.(b)	276,805	794,430
Magnolia Oil & Gas Corp., Class A(a)(b)	155,138	1,951,636
Montage Resources Corp.(b)	31,941	253,612
Northern Oil and Gas, Inc.(b)	469,585	1,098,829
Oasis Petroleum, Inc.(a)(b)	492,662	1,606,078
ONE Gas, Inc.	80,699	7,551,005
Overseas Shipholding Group, Inc., Class A(a)(b)	96,610	222,203
Panhandle Oil and Gas, Inc., Class A	23,154	259,556
PDC Energy, Inc.(b)	97,838	2,560,420
Penn Virginia Corp.(a)(b)	20,540	623,389
PrimeEnergy Resources Corp.(a)(b)	776	117,378
QEP Resources, Inc.	369,883	1,664,473

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil: Crude Producers (continued)
Rosehill Resources, Inc.(b)	15,579	$19,941
SandRidge Energy, Inc.(a)(b)	45,940	194,786
SilverBow Resources, Inc.(b)	9,744	96,466
SM Energy Co.	173,186	1,946,611
Southwestern Energy Co.(a)(b)	840,771	2,034,666
SRC Energy, Inc.(b)	375,074	1,545,305
Talos Energy, Inc.(a)(b)	30,758	927,354
Tellurian, Inc.(a)(b)	146,501	1,066,527
Unit Corp.(b)	80,214	55,797
W&T Offshore, Inc.(b)	145,215	807,395
Whiting Petroleum Corp.(a)(b)	140,975	1,034,756

		43,135,744

Oil: Refining & Marketing — 0.4%
Clean Energy Fuels Corp.(b)	203,985	477,325
Delek US Holdings, Inc.	116,239	3,897,494
Par Pacific Holdings, Inc.(b)	54,696	1,271,135
Renewable Energy Group, Inc.(a)(b)	57,065	1,537,902
Trecora Resources(b)	31,866	227,842
World Fuel Services Corp.	99,630	4,325,934

		11,737,632

Paints & Coatings — 0.2%
Chase Corp.	11,300	1,338,824
Ferro Corp.(b)	125,239	1,857,294
HB Fuller Co.	79,250	4,086,923
Kronos Worldwide, Inc.	34,088	456,779

		7,739,820

Paper — 0.2%
Clearwater Paper Corp.(b)	24,521	523,769
Neenah, Inc.	25,838	1,819,770
PH Glatfelter Co.	67,223	1,230,181
Schweitzer-Mauduit International, Inc.	47,882	2,010,565
Verso Corp., Class A(a)(b)	54,188	977,010

		6,561,295

Personal Care — 0.3%
Edgewell Personal Care Co.(b)	83,486	2,584,727
Lifevantage Corp.(a)(b)	20,864	325,687
USANA Health Sciences, Inc.(a)(b)	20,008	1,571,628
WD-40 Co.	21,387	4,152,072

		8,634,114

Pharmaceuticals — 3.0%
Abeona Therapeutics, Inc.(a)(b)	48,057	157,146
ACADIA Pharmaceuticals, Inc.(a)(b)	175,512	7,508,403
AcelRx Pharmaceuticals, Inc.(a)(b)	118,774	250,613
Achillion Pharmaceuticals, Inc.(a)(b)	212,292	1,280,121
Aclaris Therapeutics, Inc.(b)	46,762	88,380
Adamas Pharmaceuticals, Inc.(b)	33,709	127,757
Aerie Pharmaceuticals, Inc.(a)(b)	65,357	1,579,679
Akorn, Inc.(b)	144,384	216,576
Amneal Pharmaceuticals, Inc.(a)(b)	203,659	981,636
Amphastar Pharmaceuticals, Inc.(b)	55,773	1,075,861
Arrowhead Pharmaceuticals, Inc.(b)	145,658	9,239,087
Assertio Therapeutics, Inc.(b)	96,285	120,356
Axonics Modulation Technologies, Inc.(b)	24,040	666,148
Axsome Therapeutics, Inc.(b)	39,109	4,042,306
Biospecifics Technologies Corp.(a)(b)	9,292	529,087
Cerecor, Inc.(b)	32,033	172,658
Chimerix, Inc.(b)	75,882	154,041
ChromaDex Corp.(b)	59,595	256,855
Concert Pharmaceuticals, Inc.(b)	32,884	303,355
Corcept Therapeutics, Inc.(a)(b)	148,956	1,802,368
Corium International, Inc.(a)(c)	34,301	6,174
CorMedix, Inc.(a)(b)	35,679	259,743

Security	Shares	Value

Pharmaceuticals (continued)
Dicerna Pharmaceuticals, Inc.(a)(b)	80,443	$1,772,159
Eagle Pharmaceuticals, Inc.(a)(b)	13,925	836,614
Eloxx Pharmaceuticals, Inc.(a)(b)	37,597	276,714
Enanta Pharmaceuticals, Inc.(a)(b)	26,425	1,632,537
Endo International PLC(a)(b)	349,313	1,638,278
Esperion Therapeutics, Inc.(a)(b)	41,435	2,470,769
Evolus, Inc.(a)(b)	35,087	427,009
Galectin Therapeutics, Inc.(a)(b)	71,645	204,905
Heska Corp.(a)(b)	10,726	1,029,052
Innoviva, Inc.(a)(b)	98,240	1,391,078
Intra-Cellular Therapies, Inc.(b)	68,666	2,355,931
Ironwood Pharmaceuticals, Inc.(a)(b)	238,124	3,169,430
La Jolla Pharmaceutical Co.(b)	31,028	121,940
Lannett Co., Inc.(a)(b)	48,894	431,245
Liquidia Technologies, Inc.(b)	20,040	85,671
Mallinckrodt PLC(a)(b)	127,473	444,881
Medicines Co.(b)	117,851	10,010,264
MEI Pharma, Inc.(b)	101,748	252,335
MyoKardia, Inc.(a)(b)	70,731	5,155,229
Omthera Pharmaceuticals, Inc.(c)	1,326	—
Optinose, Inc.(a)(b)	38,200	352,204
Osmotica Pharmaceuticals PLC(a)(b)	12,318	86,103
Pacira BioSciences, Inc.(a)(b)	66,864	3,028,939
Paratek Pharmaceuticals, Inc.(b)	47,099	189,809
PetIQ, Inc.(b)	29,959	750,473
Portola Pharmaceuticals, Inc.(a)(b)	123,608	2,951,759
Prestige Consumer Healthcare, Inc.(a)(b)	85,366	3,457,323
Radius Health, Inc.(a)(b)	69,939	1,409,970
Reata Pharmaceuticals, Inc., Class A(a)(b)	34,884	7,131,336
Revance Therapeutics, Inc.(a)(b)	79,761	1,294,521
SIGA Technologies, Inc.(a)(b)	85,261	406,695
Spectrum Pharmaceuticals, Inc.(b)	172,313	627,219
Supernus Pharmaceuticals, Inc.(b)	76,132	1,805,851
Syndax Pharmaceuticals, Inc.(a)(b)	30,439	267,254
TG Therapeutics, Inc.(b)	138,682	1,539,370
TherapeuticsMD, Inc.(a)(b)	378,284	915,447
Theravance Biopharma, Inc.(a)(b)	68,434	1,771,756
Ultragenyx Pharmaceutical, Inc.(a)(b)	84,381	3,603,913
Voyager Therapeutics, Inc.(a)(b)	37,289	520,182
Zogenix, Inc.(b)	65,866	3,433,595
Zynerba Pharmaceuticals, Inc.(a)(b)	35,338	213,442

		100,281,552

Photography — 0.0%
GoPro, Inc., Class A(a)(b)	202,386	878,355

Plastics — 0.1%
Trinseo SA	68,331	2,542,597

Power Transmission Equipment — 0.5%
Advanced Energy Industries, Inc.(a)(b)	58,789	4,185,777
Generac Holdings, Inc.(b)	96,697	9,726,751
Powell Industries, Inc.	13,627	667,587
Vicor Corp.(a)(b)	27,560	1,287,603

		15,867,718

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A(b)	72,044	3,316,186
Cimpress PLC(a)(b)	31,408	3,950,184

		7,266,370

Producer Durables: Miscellaneous — 0.1%
Advanced Disposal Services, Inc.(b)	113,031	3,715,329
Park-Ohio Holdings Corp.	12,970	436,440

		4,151,769

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Production Technology Equipment — 0.5%
Axcelis Technologies, Inc.(a)(b)	49,920	$1,202,822
Brooks Automation, Inc.(a)	109,609	4,599,194
Cohu, Inc.	62,156	1,420,264
Ichor Holdings Ltd.(b)	34,113	1,134,939
Onto Innovation, Inc.(a)(b)	74,846	2,734,873
Photronics, Inc.(b)	99,012	1,560,429
Ultra Clean Holdings, Inc.(b)	60,778	1,426,460
Veeco Instruments, Inc.(a)(b)	74,674	1,096,588
Xperi Corp.	76,320	1,411,920

		16,587,489

Publishing — 0.2%
Daily Journal Corp.(a)(b)	1,761	511,430
Eros International PLC(a)(b)	111,906	379,361
Gannett Co., Inc.	181,816	1,159,986
Lee Enterprises, Inc.(b)	79,941	113,516
Meredith Corp.	61,476	1,996,126
Scholastic Corp.	45,441	1,747,207
Tribune Publishing Co.	29,240	384,798

		6,292,424

Radio & TV Broadcasters — 0.4%
Central European Media Enterprises Ltd., Class A(b)	137,660	623,600
Cumulus Media, Inc., Class A(a)(b)	22,052	387,454
Entercom Communications Corp., Class A	190,229	882,663
Entravision Communications Corp., Class A	92,608	242,633
Gray Television, Inc.(b)	140,621	3,014,914
Liberty Media Corp.-Liberty Braves, Class A(b)	14,633	433,868
Liberty Media Corp.-Liberty Braves, Class C(a)(b)	55,084	1,627,181
MSG Networks, Inc., Class A(a)(b)	84,209	1,465,237
Saga Communications, Inc., Class A	5,672	172,429
TEGNA, Inc.	335,799	5,604,485

		14,454,464

Railroad Equipment — 0.0%
Greenbrier Cos., Inc.	49,242	1,596,918

Real Estate — 0.6%
Avalon GloboCare Corp.(a)(b)	32,360	62,455
Consolidated-Tomoka Land Co.(a)	7,569	456,562
Cushman & Wakefield PLC(a)(b)	183,596	3,752,702
eXp World Holdings, Inc.(a)(b)	38,516	436,386
Griffin Industrial Realty, Inc.	1,381	54,619
Kennedy-Wilson Holdings, Inc.	189,503	4,225,917
Newmark Group, Inc., Class A	223,183	3,002,927
Realogy Holdings Corp.	177,040	1,713,747
Redfin Corp.(a)(b)	143,525	3,034,118
Retail Value, Inc.	21,849	804,043
RMR Group, Inc., Class A	23,309	1,063,823
St. Joe Co.(a)(b)	52,449	1,040,064
Stratus Properties, Inc.(b)	8,765	271,540
Tejon Ranch Co.(a)(b)	32,350	516,953

		20,435,856

Real Estate Investment Trusts (REITs) — 7.8%
Acadia Realty Trust	128,315	3,327,208
AG Mortgage Investment Trust, Inc.	49,010	755,734
Agree Realty Corp.	63,868	4,481,618
Alexander & Baldwin, Inc.	105,975	2,221,236
Alexander’s, Inc.	3,265	1,078,593
American Assets Trust, Inc.	74,532	3,421,019
American Finance Trust, Inc.	167,007	2,214,513
Anworth Mortgage Asset Corp.	147,748	520,073
Apollo Commercial Real Estate Finance, Inc.	238,322	4,358,909
Ares Commercial Real Estate Corp.	41,993	665,169
Armada Hoffler Properties, Inc.	87,788	1,610,910
ARMOUR Residential REIT, Inc.	90,625	1,619,469

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Ashford Hospitality Trust, Inc.	136,620	$381,170
Blackstone Mortgage Trust, Inc., Class A	195,405	7,272,974
Bluerock Residential Growth REIT, Inc.	33,801	407,302
Braemar Hotels & Resorts, Inc.	45,314	404,654
BRT Apartments Corp.	14,514	246,303
Capstead Mortgage Corp.	145,357	1,151,227
CareTrust REIT, Inc.	148,713	3,067,949
Catchmark Timber Trust, Inc., Class A	74,840	858,415
CBL & Associates Properties, Inc.	259,934	272,931
Cedar Realty Trust, Inc.	130,138	383,907
Chatham Lodging Trust	69,445	1,273,621
Cherry Hill Mortgage Investment Corp.	23,578	344,003
CIM Commercial Trust Corp.	2,006	29,087
City Office REIT, Inc.	87,710	1,185,839
Clipper Realty, Inc.	20,582	218,169
Colony Credit Real Estate, Inc.	125,377	1,649,961
Community Healthcare Trust, Inc.	28,406	1,217,481
CoreCivic, Inc.	184,887	3,213,336
CorEnergy Infrastructure Trust, Inc.	20,233	904,617
DiamondRock Hospitality Co.	311,041	3,446,334
Diversified Healthcare Trust	368,672	3,111,592
Dynex Capital, Inc.	36,509	618,462
Easterly Government Properties, Inc.	121,551	2,884,405
EastGroup Properties, Inc.	58,056	7,702,290
Ellington Financial, Inc.	48,392	887,025
Essential Properties Realty Trust, Inc.	120,876	2,998,934
Exantas Capital Corp.	46,332	547,181
Farmland Partners, Inc.	40,968	277,763
First Industrial Realty Trust, Inc.	194,776	8,085,152
Four Corners Property Trust, Inc.	105,737	2,980,726
Franklin Street Properties Corp.	158,405	1,355,947
Front Yard Residential Corp.	76,575	944,936
Geo Group, Inc.	184,802	3,069,561
Getty Realty Corp.	51,703	1,699,478
Gladstone Commercial Corp.	46,920	1,025,671
Gladstone Land Corp.	24,356	315,897
Global Medical REIT, Inc.	47,416	627,314
Global Net Lease, Inc.	148,518	3,011,945
Granite Point Mortgage Trust, Inc.	81,596	1,499,734
Great Ajax Corp.	25,638	379,699
Healthcare Realty Trust, Inc.	200,626	6,694,890
Hersha Hospitality Trust	52,760	767,658
Independence Realty Trust, Inc.	145,668	2,051,005
Industrial Logistics Properties Trust	100,102	2,244,287
Innovative Industrial Properties, Inc.(a)	18,196	1,380,531
Invesco Mortgage Capital, Inc.	221,876	3,694,235
Investors Real Estate Trust	17,991	1,304,347
iStar, Inc.	91,782	1,331,757
Jernigan Capital, Inc.	39,963	764,892
Kite Realty Group Trust	127,972	2,499,293
KKR Real Estate Finance Trust, Inc.	42,248	862,704
Lexington Realty Trust	379,887	4,034,400
LTC Properties, Inc.	65,976	2,953,746
Mack-Cali Realty Corp.	133,783	3,094,401
Monmouth Real Estate Investment Corp.	142,703	2,066,339
National Health Investors, Inc.	63,734	5,193,046
National Storage Affiliates Trust	91,650	3,081,273
New Senior Investment Group, Inc.	128,023	979,376
New York Mortgage Trust, Inc.	425,651	2,651,806
NexPoint Residential Trust, Inc.	31,611	1,422,495
Office Properties Income Trust	73,679	2,368,043
One Liberty Properties, Inc.	23,662	643,370
Orchid Island Capital, Inc.	96,581	564,999
Pebblebrook Hotel Trust	200,671	5,379,990

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Pennsylvania Real Estate Investment Trust(a)	106,394	$567,080
PennyMac Mortgage Investment Trust(f)	134,041	2,987,774
Physicians Realty Trust	292,499	5,539,931
Piedmont Office Realty Trust, Inc., Class A	195,024	4,337,334
PotlatchDeltic Corp.	102,877	4,451,488
Preferred Apartment Communities, Inc., Class A	66,475	885,447
PS Business Parks, Inc.	31,211	5,145,758
QTS Realty Trust, Inc., Class A	90,532	4,913,172
Ready Capital Corp.	48,136	742,257
Redwood Trust, Inc.	180,954	2,992,979
Retail Opportunity Investments Corp.	173,923	3,071,480
Rexford Industrial Realty, Inc.	171,393	7,827,518
RLJ Lodging Trust	265,953	4,712,687
RPT Realty	120,399	1,810,801
Sabra Health Care REIT, Inc.	306,904	6,549,331
Safehold, Inc.(a)	16,601	669,020
Saul Centers, Inc.	18,352	968,619
Seritage Growth Properties, Class A	52,081	2,087,406
STAG Industrial, Inc.	200,566	6,331,869
Summit Hotel Properties, Inc.	158,589	1,956,988
Sunstone Hotel Investors, Inc.	346,722	4,826,370
Tanger Factory Outlet Centers, Inc.(a)	141,126	2,078,786
Terreno Realty Corp.	101,520	5,496,293
TPG RE Finance Trust, Inc.	76,557	1,551,810
UMH Properties, Inc.	53,999	849,404
Uniti Group, Inc.	292,333	2,400,054
Universal Health Realty Income Trust	19,802	2,323,963
Urban Edge Properties	177,787	3,409,955
Urstadt Biddle Properties, Inc., Class A	45,674	1,134,542
Washington Prime Group, Inc.	287,799	1,047,588
Washington Real Estate Investment Trust	123,889	3,615,081
Western Asset Mortgage Capital Corp.	79,393	820,130
Whitestone REIT	58,086	791,131
Xenia Hotels & Resorts, Inc.	187,127	4,043,814

		259,194,186

Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(b)	3,807	65,214
BBX Capital Corp.	62,738	299,260
CorePoint Lodging, Inc.	60,840	649,771
Forestar Group, Inc.(b)	23,146	482,594
Maui Land & Pineapple Co., Inc.(b)	9,778	110,003
Rafael Holdings, Inc., Class B(a)(b)	16,361	291,880
Transcontinental Realty Investors, Inc.(b)	2,104	83,908

		1,982,630

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	50,239	740,523
LCI Industries	37,963	4,066,976
Malibu Boats, Inc., Class A(b)	32,126	1,315,560
Marine Products Corp.	11,193	161,179
MasterCraft Boat Holdings, Inc.(b)	28,164	443,583
Winnebago Industries, Inc.	48,038	2,545,053

		9,272,874

Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc.(b)	95,522	3,079,629
Hertz Global Holdings, Inc.(a)(b)	156,721	2,468,356
Rent-A-Center, Inc.	75,223	2,169,431

		7,717,416

Restaurants — 1.3%
Biglari Holdings, Inc., Class B(b)	1,451	166,023
BJ’s Restaurants, Inc.	31,562	1,198,094
Bloomin’ Brands, Inc.	134,398	2,966,164
Brinker International, Inc.	57,817	2,428,314

Security	Shares	Value

Restaurants (continued)
Carrols Restaurant Group, Inc.(a)(b)	53,679	$378,437
Cheesecake Factory, Inc.	64,236	2,496,211
Cracker Barrel Old Country Store, Inc.	37,604	5,781,239
Dave & Buster’s Entertainment, Inc.	52,713	2,117,481
Del Taco Restaurants, Inc.(a)(b)	44,875	354,737
Denny’s Corp.(b)	89,822	1,785,661
Dine Brands Global, Inc.	25,233	2,107,460
El Pollo Loco Holdings, Inc.(b)	31,836	481,997
Fiesta Restaurant Group, Inc.(a)(b)	35,926	355,308
Habit Restaurants, Inc., Class A(a)(b)	31,671	330,329
J Alexander’s Holdings, Inc.(b)	19,348	184,967
Jack in the Box, Inc.	40,151	3,132,983
Kura Sushi USA, Inc., Class A(a)(b)	5,130	130,558
Nathan’s Famous, Inc.	4,466	316,550
Noodles & Co.(a)(b)	43,009	238,270
Papa John’s International, Inc.	34,352	2,169,329
Potbelly Corp.(a)(b)	31,092	131,208
Red Robin Gourmet Burgers, Inc.(b)	20,098	663,636
Ruth’s Hospitality Group, Inc.	43,677	950,630
Shake Shack, Inc., Class A(a)(b)	44,798	2,668,617
Texas Roadhouse, Inc.	101,995	5,744,358
Wingstop, Inc.(a)	45,319	3,907,857

		43,186,418

Scientific Instruments: Control & Filter — 0.6%
Arlo Technologies, Inc.(b)	113,184	476,505
Brady Corp., Class A	74,570	4,269,878
CIRCOR International, Inc.(b)	30,249	1,398,714
Energy Recovery, Inc.(a)(b)	56,921	557,257
ESCO Technologies, Inc.	39,467	3,650,697
Gorman-Rupp Co.	27,125	1,017,187
Helios Technologies, Inc.	45,258	2,092,277
Napco Security Technologies, Inc.(b)	17,966	528,021
Thermon Group Holdings, Inc.(b)	49,580	1,328,744
Watts Water Technologies, Inc., Class A	42,628	4,252,569
Wrap Technologies, Inc.(a)(b)	11,358	72,578

		19,644,427

Scientific Instruments: Electrical — 0.4%
Allied Motion Technologies, Inc.(a)	10,681	518,029
Atkore International Group, Inc.(b)	72,284	2,924,611
AZZ, Inc.	39,636	1,821,274
EnerSys	66,093	4,945,739
Franklin Electric Co., Inc.	71,382	4,091,616
Preformed Line Products Co.	4,586	276,765

		14,578,034

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.(a)	44,169	2,867,893
FARO Technologies, Inc.(b)	26,773	1,348,020
Itron, Inc.(b)	52,963	4,446,244
Mesa Laboratories, Inc.(a)	6,650	1,658,510
Transcat, Inc.(b)	11,266	358,935
Vishay Precision Group, Inc.(a)(b)	15,923	541,382

		11,220,984

Scientific Instruments: Pollution Control — 0.5%
CECO Environmental Corp.(b)	46,316	354,781
Covanta Holding Corp.	182,550	2,709,042
Darling Ingredients, Inc.(a)(b)	258,180	7,249,694
Evoqua Water Technologies Corp.(b)	115,614	2,190,885
Heritage-Crystal Clean, Inc.(a)(b)	23,280	730,294
Team, Inc.(a)(b)	45,891	732,879
US Ecology, Inc.	37,235	2,156,279

		16,123,854

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Securities Brokerage & Services — 0.1%
GAIN Capital Holdings, Inc.	31,038	$122,600
INTL. FCStone, Inc.(a)(b)	24,232	1,183,249
Ladenburg Thalmann Financial Services, Inc.	185,001	643,803
Siebert Financial Corp.(b)	11,369	98,342

		2,047,994

Semiconductors & Components — 1.8%
Acacia Communications, Inc.(b)	59,165	4,011,979
Adesto Technologies Corp.(a)(b)	42,380	360,230
Alpha & Omega Semiconductor Ltd.(a)(b)	30,886	420,667
Amkor Technology, Inc.(b)	152,884	1,987,492
AXT, Inc.(a)(b)	60,137	261,596
CEVA, Inc.(b)	33,831	912,084
Cirrus Logic, Inc.(b)	92,249	7,602,240
Diodes, Inc.(b)	63,354	3,571,265
DSP Group, Inc.(b)	33,014	519,640
FormFactor, Inc.(b)	114,823	2,981,953
Inphi Corp.(a)(b)	69,425	5,138,839
Lattice Semiconductor Corp.(a)(b)	199,816	3,824,478
MACOM Technology Solutions Holdings, Inc.(b)	71,473	1,901,182
MaxLinear, Inc.(b)	100,669	2,136,196
Power Integrations, Inc.(a)	43,737	4,326,027
Rambus, Inc.(a)(b)	170,380	2,346,985
Semtech Corp.(b)	101,777	5,384,003
Silicon Laboratories, Inc.(b)	66,391	7,700,028
SMART Global Holdings, Inc.(a)(b)	20,430	775,114
Vishay Intertechnology, Inc.	204,901	4,362,342

		60,524,340

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)(b)	48,719	2,950,423

Shipping — 0.5%
Diamond S Shipping, Inc.(b)	33,649	563,284
Eagle Bulk Shipping, Inc.(a)(b)	68,018	312,883
GasLog Ltd.	61,635	603,407
Genco Shipping & Trading Ltd.(a)	22,650	240,543
Golar LNG Ltd.	145,093	2,063,222
International Seaways, Inc.(b)	38,807	1,154,896
Matson, Inc.	65,646	2,678,357
Nordic American Tankers Ltd.	214,439	1,055,040
Safe Bulkers, Inc.(b)	74,538	126,715
Scorpio Tankers, Inc.(a)	72,926	2,868,909
SFL Corp. Ltd.	124,680	1,812,847
Teekay Corp.(a)	104,805	557,563
Teekay Tankers Ltd., Class A(b)	36,105	865,437
Tidewater, Inc.(a)(b)	59,544	1,148,008

		16,051,111

Software — 0.5%
Castlight Health, Inc., Class B(b)	156,665	208,364
Five9, Inc.(a)(b)	92,377	6,058,084
Instructure, Inc.(a)(b)	55,153	2,658,926
MobileIron, Inc.(a)(b)	148,718	722,769
Model N, Inc.(b)	50,537	1,772,333
Qualys, Inc.(a)(b)	52,486	4,375,758
Rubicon Project, Inc.(b)	76,541	624,575

		16,420,809

Specialty Retail — 2.3%
1-800-Flowers.com, Inc., Class A(a)(b)	38,399	556,785
Aaron’s, Inc.	104,353	5,959,600
Abercrombie & Fitch Co., Class A	102,061	1,764,635
America’s Car-Mart, Inc.(b)	9,639	1,057,013
American Eagle Outfitters, Inc.	249,914	3,673,736
Asbury Automotive Group, Inc.(b)	29,814	3,332,907
Ascena Retail Group, Inc.(a)(b)	11,667	89,428

Security	Shares	Value

Specialty Retail (continued)
At Home Group, Inc.(b)	73,924	$406,582
Barnes & Noble Education, Inc.(a)(b)	62,905	268,604
Bed Bath & Beyond, Inc.(a)	188,289	3,257,400
BMC Stock Holdings, Inc.(b)	103,507	2,969,616
Boot Barn Holdings, Inc.(b)	43,213	1,924,275
Buckle, Inc.	44,762	1,210,364
Caleres, Inc.	63,303	1,503,446
Cato Corp., Class A	34,245	595,863
Chico’s FAS, Inc.	179,811	685,080
Children’s Place, Inc.	23,725	1,483,287
Citi Trends, Inc.	17,177	397,132
Conn’s, Inc.(b)	30,828	381,959
Container Store Group, Inc.(a)(b)	23,519	99,250
Designer Brands, Inc., Class A	99,966	1,573,465
Express, Inc.(a)(b)	100,811	490,950
GameStop Corp., Class A(a)	127,018	772,269
Genesco, Inc.(b)	22,658	1,085,771
GNC Holdings, Inc., Class A(a)(b)	126,560	341,712
Group 1 Automotive, Inc.	27,239	2,723,900
Guess?, Inc.	73,279	1,639,984
Haverty Furniture Cos., Inc.	27,688	558,190
Hibbett Sports, Inc.(b)	27,669	775,839
J. Jill, Inc.	23,985	27,103
Lands’ End, Inc.(b)	16,179	271,807
Lithia Motors, Inc., Class A	35,163	5,168,961
Lumber Liquidators Holdings, Inc.(a)(b)	43,958	429,470
MarineMax, Inc.(b)	32,403	540,806
Michaels Cos., Inc.(b)	132,632	1,072,993
Monro, Inc.(a)	50,419	3,942,766
Murphy USA, Inc.(b)	45,851	5,364,567
National Vision Holdings, Inc.(a)(b)	120,992	3,923,771
Office Depot, Inc.	844,824	2,314,818
Party City Holdco, Inc.(a)(b)	81,545	190,815
RealReal, Inc.(a)(b)	27,115	511,118
Regis Corp.(a)(b)	38,664	690,926
RTW RetailWinds, Inc.(a)(b)	43,216	34,616
Sally Beauty Holdings, Inc.(b)	186,381	3,401,453
Shoe Carnival, Inc.(a)	14,556	542,648
Sonic Automotive, Inc., Class A	37,808	1,172,048
Sportsman’s Warehouse Holdings, Inc.(a)(b)	65,664	527,282
Stamps.com, Inc.(b)	25,868	2,160,495
Systemax, Inc.	19,007	478,216
Tailored Brands, Inc.(a)	76,761	317,790
Tilly’s, Inc., Class A	33,361	408,672
Zumiez, Inc.(b)	31,076	1,073,365

		76,145,548

Steel — 0.3%
AK Steel Holding Corp.(b)	483,237	1,589,850
Allegheny Technologies, Inc.(a)(b)	194,795	4,024,465
Carpenter Technology Corp.	72,742	3,621,097
Olympic Steel, Inc.	13,771	246,776
Ryerson Holding Corp.(b)	23,421	277,070
Schnitzer Steel Industries, Inc., Class A	39,675	860,154
TimkenSteel Corp.(a)(b)	60,089	472,300

		11,091,712

Technology: Miscellaneous — 0.3%
Benchmark Electronics, Inc.	58,111	1,996,694
CTS Corp.	50,311	1,509,833
Fabrinet(b)	56,230	3,645,953
Kimball Electronics, Inc.(b)	38,035	667,514
Plexus Corp.(a)(b)	44,639	3,434,525

		11,254,519

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Telecommunications Equipment — 0.3%
Airgain, Inc.(a)(b)	13,818	$147,714
Akoustis Technologies, Inc.(a)(b)	38,858	310,864
Applied Optoelectronics, Inc.(a)(b)	29,336	348,512
CalAmp Corp.(b)	49,691	476,040
Cambium Networks Corp.(b)	6,614	57,806
Clearfield, Inc.(b)	16,199	225,814
Knowles Corp.(b)	125,626	2,656,990
Sonim Technologies, Inc.(b)	5,379	19,526
Tessco Technologies, Inc.	9,764	109,552
Viavi Solutions, Inc.(a)(b)	355,036	5,325,540
Vocera Communications, Inc.(a)(b)	48,332	1,003,372

		10,681,730

Textile Products — 0.1%
Culp, Inc.	16,851	229,511
Interface, Inc.	89,380	1,482,814
Unifi, Inc.(b)	22,265	562,414

		2,274,739

Textiles Apparel & Shoes — 0.9%
Centric Brands, Inc.(b)	24,642	53,473
Crocs, Inc.(b)	108,738	4,555,035
Deckers Outdoor Corp.(b)	44,395	7,496,540
Delta Apparel, Inc.(b)	9,596	298,436
Fossil Group, Inc.(b)	72,594	572,041
G-III Apparel Group Ltd.(a)(b)	69,832	2,339,372
Kontoor Brands, Inc.(b)	69,249	2,907,765
Oxford Industries, Inc.	25,632	1,933,165
Rocky Brands, Inc.	10,928	321,611
Steven Madden Ltd.	129,719	5,579,214
Superior Group of Cos., Inc.	15,900	215,286
Vera Bradley, Inc.(b)	31,682	373,848
Vince Holding Corp.(b)	4,847	83,901
Weyco Group, Inc.	9,709	256,803
Wolverine World Wide, Inc.	126,700	4,274,858

		31,261,348

Tobacco — 0.2%
22nd Century Group, Inc.(a)(b)	180,340	198,374
Greenlane Holdings, Inc., Class A(a)(b)	9,262	30,148
Pyxus International, Inc.(a)(b)	12,563	112,313
Turning Point Brands, Inc.(a)	12,816	366,538
Universal Corp.	37,907	2,162,973
Vector Group Ltd.	172,321	2,307,378

		5,177,724

Toys — 0.0%
Funko, Inc., Class A(a)(b)	39,584	679,261

Transportation Miscellaneous — 0.2%
Costamare, Inc.	98,259	936,408
Echo Global Logistics, Inc.(b)	40,669	841,848
General Finance Corp.(a)(b)	16,982	187,991
Hub Group, Inc., Class A(b)	49,914	2,560,089
Scorpio Bulkers, Inc.	83,936	534,672
Textainer Group Holdings Ltd.(a)(b)	81,018	867,703
Wesco Aircraft Holdings, Inc.(b)	82,482	908,952

		6,837,663

Truckers — 0.4%
ArcBest Corp.	38,663	1,067,099
Covenant Transportation Group, Inc., Class A(b)	18,034	233,089
Daseke, Inc.(a)(b)	68,269	215,730
Forward Air Corp.(a)	43,544	3,045,903
FRP Holdings, Inc.(a)(b)	10,756	535,756
Heartland Express, Inc.(a)	70,120	1,476,026
Marten Transport Ltd.	60,208	1,293,870

Security	Shares	Value

Truckers (continued)
PAM Transportation Services, Inc.(b)	2,919	$168,455
Roadrunner Transportation Systems, Inc.(a)(b)	5,327	49,062
Saia, Inc.(a)(b)	40,535	3,774,619
Universal Logistics Holdings, Inc.	12,578	238,479
US Xpress Enterprises, Inc., Class A(b)	33,215	167,071
Werner Enterprises, Inc.	70,786	2,575,903
YRC Worldwide, Inc.(a)(b)	50,834	129,627

		14,970,689

Utilities: Electrical — 1.8%
ALLETE, Inc.	80,074	6,499,607
Atlantic Power Corp.(b)	165,051	384,569
Avista Corp.	102,127	4,911,287
Black Hills Corp.	94,321	7,407,971
Clearway Energy, Inc., Class A	53,830	1,029,230
Clearway Energy, Inc., Class C	112,473	2,243,836
El Paso Electric Co.	62,696	4,256,432
Genie Energy Ltd., Class B	22,491	173,855
MGE Energy, Inc.	53,902	4,248,556
NorthWestern Corp.	78,234	5,607,031
Otter Tail Corp.	61,460	3,152,283
Pattern Energy Group, Inc., Class A	143,497	3,839,262
PNM Resources, Inc.	122,797	6,227,036
Portland General Electric Co.	138,674	7,736,623
Spark Energy, Inc., Class A	18,805	173,570
Unitil Corp.	22,594	1,396,761

		59,287,909

Utilities: Gas Distributors — 0.9%
Chesapeake Utilities Corp.	24,688	2,365,851
New Jersey Resources Corp.	137,141	6,112,374
Northwest Natural Holding Co.	47,043	3,468,480
RGC Resources, Inc.	11,641	332,700
South Jersey Industries, Inc.	143,067	4,718,350
Southwest Gas Holdings, Inc.	83,880	6,372,364
Spire, Inc.	76,789	6,397,291

		29,767,410

Utilities: Miscellaneous — 0.1%
Ormat Technologies, Inc.	61,289	4,567,256

Utilities: Telecommunications — 0.8%
8x8, Inc.(a)(b)	144,767	2,649,236
ATN International, Inc.	17,191	952,210
Boingo Wireless, Inc.(b)	67,449	738,567
Cincinnati Bell, Inc.(b)	61,447	643,350
Cogent Communications Holdings, Inc.	68,287	4,493,967
Consolidated Communications Holdings, Inc.	108,114	419,482
Frontier Communications Corp.(a)(b)	153,873	136,885
GTT Communications, Inc.(a)(b)	50,539	573,618
IDT Corp., Class B(b)	25,202	181,706
Iridium Communications, Inc.(b)	152,948	3,768,639
j2 Global, Inc.	72,023	6,749,275
ORBCOMM, Inc.(b)	114,678	482,794
Shenandoah Telecommunications Co.(a)	74,464	3,098,447
Spok Holdings, Inc.	28,546	349,118
Vonage Holdings Corp.(a)(b)	349,699	2,591,270

		27,828,564

Utilities: Water — 0.5%
American States Water Co.	56,631	4,906,510
AquaVenture Holdings Ltd.(b)	21,650	587,148
Artesian Resources Corp., Class A	12,450	463,264
California Water Service Group	74,240	3,827,814
Consolidated Water Co. Ltd.	22,746	370,760
Global Water Resources, Inc.	18,165	238,870
Middlesex Water Co.	25,101	1,595,671

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Water (continued)
Pure Cycle Corp.(a)(b)	26,427	$332,716
SJW Group	40,652	2,888,731
York Water Co.	20,289	935,526

		16,147,010

Total Common Stocks — 98.5% (Cost — $2,820,285,947)		3,275,198,401

Investment Companies — 0.5%
iShares Russell 2000 ETF(a)(f)	97,425	16,140,400

Total Investment Companies — 0.5% (Cost — $14,026,470)		16,140,400

Total Long-Term Investments — 99.0% (Cost — $2,834,312,417)		3,291,338,801

Short-Term Securities — 12.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.84%(d)(e)(f)	391,429,044	391,585,616
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.52%(d)(f)	28,859,257	28,859,257

Total Short-Term Securities — 12.6% (Cost — $420,396,820)		420,444,873

Total Investments — 111.6% (Cost — $3,254,709,237)		3,711,783,674

Liabilities in Excess of Other Assets — (11.6)%		(386,100,096)

Net Assets — 100.0%		$3,325,683,578

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold		Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	180,710,459	210,718,585	(b)	—		391,429,044	$391,585,616	$3,576,601	(c)	$(3,722)	$44,745
BlackRock Cash Funds: Treasury, SL Agency Shares	43,842,543	—		(14,983,286	)(b)	28,859,257	28,859,257	818,199		—	—
PennyMac Financial Services, Inc.	3,162	—		—		3,162	107,634	379		—	40,411
PennyMac Mortgage Investment Trust	75,714	58,327		—		134,041	2,987,774	215,732		—	344,266
iShares Russell 2000 ETF	64,533	826,901		(794,009)		97,425	16,140,400	328,023		1,975,451	2,711,293

							$439,680,681	$4,938,934		$1,971,729	$3,140,715

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold)
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	294	03/20/20	$24,558	$83,401

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	JPMorgan Chase Bank N.A.	02/08/23	$1,919,937	$61,849	(b)	$1,978,249	0.06%
	Goldman Sachs Bank USA	02/27/23	2,605,337	(39,539	)(c)	2,562,121	0.08

Total			$4,525,274	$22,310		$4,540,370

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Series’ receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread of 65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD - 1D Overnight Bank Funding Rate
USD - 1D Overnight Fed Funds Effective Rate

(b)	Amount includes $3,537 of net dividends and financing fees.
(c)	Amount includes $ 3,677 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of December 31, 2019 expiration dates 02/08/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Banks: Diversified
Banner Corp.	4,143	$234,452	11.9%
Boston Private Financial Holdings, Inc.	8,372	100,715	5.1
Central Pacific Financial Corp.	6,077	179,758	9.1
Hanmi Financial Corp.	7,638	152,722	7.7

Banks: Diversified
United Community Banks, Inc.	16,881	521,285	26.3

		1,188,932

Banks: Savings, Thrift & Mortgage Lending
Brookline Bancorp, Inc.	11,206	184,451	9.3

Computer Services Software & Systems
Mitek Systems, Inc.	19,025	145,541	7.4

Insurance: Multi-Line
Horace Mann Educators Corp.	3,858	168,440	8.5

Leisure Time
Clarus Corp.	4,991	67,678	3.4

Office Supplies & Equipment
Pitney Bowes, Inc.	10,327	41,618	2.1

Specialty Retail
GameStop Corp.	11,904	72,376	3.7

Utilities: Telecommunications
Cincinnati Bell, Inc.	10,431	109,213	5.5

Total Reference Entity — Long		1,978,249

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$1,978,249

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of December 31, 2019 expiration dates 02/27/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Banks: Diversified
Boston Private Financial Holdings, Inc.	6,477	$77,918	3.0%
Columbia Banking System, Inc.	4,502	183,164	7.2
First Financial Bancorp	2,354	59,886	2.3
First Midwest Bancorp, Inc.	2,825	65,144	2.6
Great Western Bancorp, Inc.	5,481	190,410	7.4
Hanmi Financial Corp.	1,899	37,971	1.5
United Community Banks, Inc.	18,518	571,836	22.3

		1,186,329

Electronic Components
Acacia Research Corp.	57,405	152,697	6.0

Insurance: Life
American Equity Investment Life Holding Co.	2,656	79,494	3.1

Insurance: Multi-Line
PICO Holdings, Inc.	13,289	147,774	5.8

Insurance: Property-Casualty
Employers Holdings, Inc.	13,122	547,843	21.4
ProAssurance Corp.	3,641	131,586	5.1
Stewart Information Services Corp.	3,658	149,210	5.8

		828,639

Real Estate Management & Development
BBX Capital Corp.	35,050	167,188	6.5

Total Reference Entity — Long		2,562,121

Net Value of Reference Entity — Goldman Sachs & Co.		$2,562,121

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series

Balances Reported in the Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$61,849	$(39,539)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts(a)
Unrealized appreciation on futures contracts(a)	$—	$—	$83,401	$—	$—	$—	$83,401
Swaps — OTC
Unrealized appreciation on OTC swaps;	—	—	61,849	—	—	—	61,849

	$—	$—	$145,250	$—	$—	$—	$145,250

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;	$—	$—	$39,539	$—	$—	$—	$39,539

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$8,079,387	$—	$—	$—	$8,079,387
Swaps	—	—	1,343,607	—	—	—	1,343,607

	$—	$—	$9,422,994	$—	$—	$—	$9,422,994

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(123,181)	$—	$—	$—	$(123,181)
Swaps	—	—	221,656	—	—	—	221,656

	$—	$—	$98,475	$—	$—	$—	$98,475

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,614,021
Total return swaps:
Average notional value	$6,451,977

For more information about the Series’ investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$37,921	$—
Swaps — OTC(a)	61,849	39,539

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$99,770	$39,539

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(37,921)	—

Total derivative assets and liabilities subject to an MNA	$61,849	$39,539

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Master Small Cap Index Series

The following table presents the Series’ derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
JPMorgan Chase Bank N.A.	$61,849	$—	$—	$—	$61,849

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Goldman Sachs Bank USA	$39,539	$—	$—	$—	$39,539

(a)	Net amount represents the net amount receivable due to counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$3,275,178,084	$—	$20,317	$3,275,198,401
Investment Companies	16,140,400	—	—	16,140,400
Short-Term Securities	420,444,873	—	—	420,444,873

	$3,711,763,357	$—	$20,317	$3,711,783,674

Derivative Financial Instruments(b)
Assets:
Equity contracts	$83,401	$61,849	$—	$145,250
Liabilities:
Equity contracts	—	(39,539)		(39,539)

Total	$83,401	$22,310	$—	$105,711

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	69

Statement of Assets and Liabilities

December 31, 2019

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $381,440,505) (cost — $2,817,619,997)	$3,272,102,993
Investments at value — affiliated (cost — $437,089,240)	439,680,681
Cash pledged for futures contracts	1,009,000
Receivables:
Investments sold	29,529
Securities lending income — affiliated	462,454
Contributions from investors	156,075
Dividends — unaffiliated	3,923,446
Interest — unaffiliated	43,410
Variation margin on futures contracts	37,921
Unrealized appreciation on OTC swaps	61,849
Prepaid expenses	13,645

Total assets	3,717,521,003

LIABILITIES
Bank overdraft	809
Cash collateral on securities loaned at value	391,572,116
Payables:
Investments purchased	31,716
Directors’ fees	12,094
Investment advisory fees	49,109
Other accrued expenses	114,736
Other affiliates	17,306
Unrealized depreciation on OTC swaps	39,539

Total liabilities	391,837,425

NET ASSETS	$3,325,683,578

NET ASSETS CONSIST OF
Investors’ capital	$2,868,503,430
Net unrealized appreciation (depreciation)	457,180,148

NET ASSETS	$3,325,683,578

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — affiliated	$1,362,333
Dividends — unaffiliated	38,820,458
Interest — unaffiliated	25,121
Securities lending income — affiliated — net	3,576,601
Foreign taxes withheld	(12,787)

Total investment income	43,771,726

EXPENSES
Investment advisory	290,667
Custodian	104,136
Professional	102,453
Directors and Officer	51,115
Accounting services	46,937
Printing	5,097
Miscellaneous	28,581

Total expenses	628,986
Less fees waived and/or reimbursed by the Manager	(29,505)

Total expenses after fees waived and/or reimbursed	599,481

Net investment income	43,172,245

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	8,079,387
Foreign currency transactions	(316)
Investments — affiliated	1,971,729
Investments — unaffiliated	63,328,268
Swaps	1,343,607

74,722,675

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(123,181)
Foreign currency translations	316
Investments — affiliated	3,140,715
Investments — unaffiliated	514,869,458
Swaps	221,656

518,108,964

Net realized and unrealized gain	592,831,639

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$636,003,884

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets

	Master Small Cap Index Series
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,172,245	$26,170,323
Net realized gain	74,722,675	62,795,001
Net change in unrealized appreciation (depreciation)	518,108,964	(398,025,975)

Net increase (decrease) in net assets resulting from operations	636,003,884	(309,060,651)

CAPITAL TRANSACTIONS
Proceeds from contributions	1,078,306,760	2,037,746,224
Value of withdrawals	(698,357,321)	(697,110,580)

Net increase in net assets derived from capital transactions	379,949,439	1,340,635,644

NET ASSETS
Total increase in net assets	1,015,953,323	1,031,574,993
Beginning of year	2,309,730,255	1,278,155,262

End of year	$3,325,683,578	$2,309,730,255

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Master Small Cap Index Series
	Year Ended December 31,
	2019	2018	2017	2016		2015

Total Return
Total return	25.70%	(10.96)%	14.69%	21.49%		(4.33)%

Ratios to Average Net Assets
Total expenses	0.02%	0.03%	0.06%	0.07	%(a)	0.08%

Total expenses after fees waived and paid indirectly	0.02%	0.03%	0.05%	0.06	%(a)	0.07%

Net investment income	1.49%	1.49%	1.41%	1.49	%(a)	1.39%

Supplemental Data
Net assets, end of year (000)	$3,325,684	$2,309,730	$1,278,155	$666,690		$465,442

Portfolio turnover rate	20%	28%	30%	39%		37%

(a)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

1.	ORGANIZATION

Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of BlackRock Index Funds, Inc. and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm Small Cap Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares Russell 2000 Small-Cap Index Fund (the “Fund”). As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to Master Small Cap Index in exchange for an investment in Master Small Cap Index.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by Master Small Cap Index to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost Value of Investments
State Farm Small Cap Index Fund	$406,256,934	$326,299,543

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Series’ books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the (NYSE generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Swap agreements are valued utilizing quotes received daily by the Series’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stock in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value		Cash Collateral Received (a)	Net Amount (b)
Barclays Capital, Inc.	$26,628,700		$(26,628,700)	$—
BNP Paribas Securities Corp.	5,835,719		(5,835,719)	—
Bank of America N.A.	39,776,329		(39,776,329)	—
Citadel Clearing LLC	694,698		(688,787)	5,911
Citigroup Global Markets, Inc.	53,868,709		(53,868,709)	—
Credit Suisse AG Dublin Branch	49,987,622	(c)	(49,987,622)	—
Credit Suisse Securities (USA) LLC	20,183,721		(20,183,721)	—
ING Financial Markets LLC	394,682		(394,682)	—
Jefferies LLC	1,758,140		(1,758,140)	—
JP Morgan Securities LLC	85,210,028		(85,210,028)	—
Scotia Capital (USA), Inc.	5,120,814		(5,120,814)	—
State Street Bank & Trust Company	359,829		(359,829)	—
TD Prime Services LLC	5,123,173		(5,123,173)	—
Wells Fargo Bank, National Association	39,147,441		(39,147,441)	—
Wells Fargo Securities LLC	47,350,900		(47,350,900)	—

	$381,440,505		$(381,434,594)	$5,911

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Series’ is disclosed in the Series’ Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to the Series’ on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

(c)	Securities loaned with a value of $20,866 have been sold and are pending settlement as of 12/31/2019.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series’.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Series’ counterparty on the swap agreement becomes the CCP. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series’ may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $27,332.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not ‘interested persons’ of the Master LLC as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the Manager waived $2,173 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2019, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $37,341.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Series.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent

Pursuant to the current securities lending agreement, the Series retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes the current collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Series paid BTC $1,175,636 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$143,395,415	$142,107,860	$17,577,919

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $1,073,057,702 and $637,964,402, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,296,803,543

Gross unrealized appreciation	$695,730,658
Gross unrealized depreciation	(280,743,314)

Net unrealized appreciation	$414,987,344

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Series’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Series.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	81

Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Small Cap Index Series of Quantitative Master Series LLC (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Index Funds, Inc. and Quantitative Master Series LLC, on behalf of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund and Master Small Cap Index Series respectively, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	83

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	85

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC’s Directors and Officers is available in the Corporation’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Corporation/Master LLC.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Corporation/Master LLC.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Corporation/Master LLC.

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Administrator to iShares Russell 2000 Small-Cap Index Fund.

DIRECTOR AND OFFICER INFORMATION	87

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’/Series’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	89

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-12/19-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares MSCI EAFE International Index Fund of BlackRock Index Funds, Inc.	$33,660	$32,436	$0	$2,000	$16,500	$16,800	$0	$0
iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc.	$8,160	$8,160	$0	$2,000	$24,550	$14,400	$0	$0
Master Small Cap Index Series of Quantitative Master Series LLC	$29,376	$29,376	$0	$0	$17,300	$17,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares MSCI EAFE International Index Fund of BlackRock Index Funds, Inc.	$16,500	$18,800
iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc.	$24,550	$16,400
Master Small Cap Index Series of Quantitative Master Series LLC	$17,300	$17,300

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 6, 2020